united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of Registrant as specified in charter)

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 402-895-1600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/21

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst Insider Income Fund
(IIXAX, IIXCX, IIXIX)
Catalyst Enhanced Income Strategy Fund
(EIXAX, EIXCX, EIXIX)
Catalyst/MAP Global Balanced Fund
(TRXAX, TRXCX, TRXIX)
Catalyst/CIFC Floating Rate Income Fund
(CFRAX, CFRCX, CFRIX)
Catalyst/SMH High Income Fund
(HIIFX, HIICX, HIIIX)
Catalyst/SMH Total Return Income Fund
(TRIFX, TRICX, TRIIX)
Catalyst/Stone Beach Income Opportunity Fund
(IOXAX, IOXCX, IOXIX)

Annual June 30, 2021

Mutual Fund Series Trust

CATALYST FUNDS
ANNUAL REPORT
TABLE OF CONTENTS

Investment Review	Page 1

Schedules of Investments	Page 34

Statements of Assets and Liabilities	Page 77

Statements of Operations	Page 78

Statements of Changes in Net Assets	Page 79

Financial Highlights	Page 82

Notes to Financial Statements	Page 96

Auditors Opinion	Page 112

Supplemental Information	Page 114

Trustees Table	Page 126

Expense Example	Page 128

Privacy Notice	Page 129

June 30, 2021

Catalyst Insider Income Fund (IIXAX, IIXCX, IIXIX)
(unaudited)

Dear Shareholders,

The Catalyst Insider Income Fund (the “Fund”) holds a portfolio of short-term bonds issued by corporations whose executives are purchasing shares of the company’s common stock. Our historical research indicates that companies where insiders are buying the company’s common stock experience substantially lower default rates and bankruptcy rates. The intuition is that corporate insiders would not take an equity stake if the company were in jeopardy of bankruptcy. During times of economic uncertainty, we think it is even more important to look at the insider buying actions of corporate executives as they are the people who understand their company’s credit situation the best.

During 2020 and throughout 2021, we witnessed a substantial spike in corporate insider buying activity as well-informed executives took advantage of stock price declines following the dramatic market sell-off. As inflationary pressures increase amid pandemic-created imbalances, companies became anxious to tap credit markets as rates reached historic lows. With corporate bond issuances robust throughout 2021, strong corporate bond supply in the U.S. continues to be absorbed by strong corporate bond demand. The insatiable demand for corporate debt, accompanied by increased bond issuances, is good for corporations in general because it allows them to recapitalize their balance sheets with longer-dated maturities at lower rates. Thus, the Fund remains well positioned amid stronger-than-historic-average growth coupled with improving balance sheet fundamentals. The Covid-19 outbreak has created a compelling opportunity for the Fund, and we are very optimistic for the year ahead.

We are happy to report that as of June 30, 2021, the Catalyst Insider Income Fund (IIXIX) has returned +7.45% over the trailing year. The continued relative outperformance during the trailing three-year period has allowed the Fund to maintain its Morningstar 5-star rating on the three-year performance, out of 525 funds in the Morningstar Short-Term Bond category, for the period ended June 30, 2021, based on risk-adjusted returns. For the three-year period, IIXIX generated annualized returns of +4.93%, significantly outpacing the Morningstar Short-Term Bond category returns of +3.38% and Bloomberg Barclays 1-3 Yr US Govt/Credit Index1 returns of +2.96%.

During the past year, the Fund held a number of positions in what we consider ideal bonds: bonds that are short duration, where the executives are purchasing the firm’s common stock, and the company has what we believe to be very high-quality credit fundamentals. By using the insider buying signal as the first step in our credit evaluation process, we have identified a number of bonds that we believe have been overlooked by the market and possess superior yields to bonds of comparable credit fundamentals. We believe that the market has a general overreliance on the credit rating agencies when it comes to evaluating the riskiness of corporate debt. Events that impact a company’s creditworthiness happen in real -time whereas credit updates from the credit ratings agencies happen sporadically at best. We believe this provides us with opportunities to identify undervalued bonds of companies with very high-quality credit fundamentals before the market does.

One success story we have had in the portfolio employing our core strategy is with Arbor Realty Trust, where multiple insiders took advantage of stock price declines and bought shares in March 2020. During March and April of 2020, the market indiscriminately sold anything related to mortgage REITs, including the equity and debt of Arbor Realty Trust. However, this indiscriminate selling provided a very compelling investment opportunity for the active manager who understands Arbor’s business model. Their capital allocation is largely concentrated in the multifamily rental space (including bridge loans, which have safer credit backdrops), comprising over 80% of their investment portfolio. Historically, multifamily housing has been a noncyclical/recession-proof area of mortgage REITs with consistent supply, steadily increasing demand, and a manageable long-term vacancy rate of 5.1%. The multi-family space has continued to remain resilient throughout the pandemic and into 2021, resulting in one of the best years of performance in the company’s history. This success allowed Arbor to raise their dividend three times in 2020; achieve an industry-leading return on equity of 19%; and continue to grow their business through quality and diverse income streams; all while maintaining a strong balance sheet with ample liquidity. Arbor also remains well positioned to weather the storm of a tapering event that can have a material impact on mortgage REITs as the company remains more exposed to commercial housing prices and consumer spending priorities.

The Fund’s total returns for the fiscal year through 06/30/21 and since inception through 06/30/21 as compared to the Barclays 1-3 Yr US Govt/Credit Index were as follows (unaudited):

	Fiscal Year	Since Inception
	(06/30/21)	(07/29/14) [2]
Class A	7.15%	2.22%
Class C	6.48%	1.51%
Class I	7.45%	2.50%
Bloomberg Barclays 1-3 Yr US Govt/Credit Index (1)	0.44%	1.73%
Class A with Sales Charge	2.10%	1.50%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at wwwCatalystMF.com.

Outlook and Summary

After an extremely turbulent first half of 2020 and quantitative easing’s delayed effects on the bond market, corporate bonds have largely stabilized with economic policy implementation eagerly anticipated. A robust corporate bond supply, increasing inflationary fears (illustrated by two of the 10 largest increases in the Consumer Price Index having occurred in Q3 2020 with a 133% increase and an 86% increase in Q1 2021), a mature bear steepening environment, and the potential for rising rates, all point to the benefits of a short-term corporate bond strategy to reduce inflation risk, minimize duration risk, and defend against post-Covid 19 credit risk.

The Fund remains well positioned from a credit and sector specific standpoint, minimizing idiosyncratic risk and maximizing mispriced bonds that capture yield in a low-yield ecosystem. The Fund also remains well positioned to weather the current unofficial guidance of the Federal Reserve (Fed) personnel highlighting some expectations of a tapering event, where the Fed reduces quantitative easing as the economic recovery continues. Some fears of another “taper tantrum” like 2013 seem overdrawn as the current Fed has communicated relatively well and remains steadfast on not creating an adverse market reaction. Though tapering guidance remains unclear, it is normal and likely, based on historical occurrences, that tapering will occur as it is a natural implementation after an economic recovery (though not likely to start until late 2022). Therefore, our narrative does not change as short-term bonds reduce the interest rate risk associated with a bear steepening of the yield curve. One of the positive byproducts of a steepening of the yield curve is an increase in corporate bond yields, which creates opportunities for investors to reinvest at more attractive yields.

We remain encouraged by the resiliency of the Catalyst Insider Income Fund as it quickly recovered from the drawdown experienced during March 2020. However, we believe there is significant upside remaining in the portfolio. We believe in the credit quality of all our positions. As of 6/30/2021, the Fund maintains an average weighted yield to maturity of 2.58% with an effective duration of 1.87.

The Fund holds a relatively concentrated portfolio of short-term bonds of companies experiencing insider buying activity. We believe that this insider buying signal allows us to identify opportunities in short-term bonds that will outperform the broad market bond indexes over time with limited credit risk and interest rate risk. Taking into consideration the circumstances of implementing the initial portfolio, we are pleased with the performance of the Fund and are confident in the long-term potential of the Fund and strategy. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Insider Income Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller and Charles Ashley
Co-Portfolio Managers

Performance (%): Ending June 30, 2021 (unaudited)

Annualized if greater than a year

Share Class/Benchmark	YTD	1 Year	3 Years	5 Years	Since Inception*
Class I	1.78	7.45	4.93	4.41	2.50
Class A	1.66	7.15	4.62	4.08	2.22
Class C	1.29	6.48	3.92	3.37	1.51
Bloomberg Barclays 1-3 Year US Govt/Credit Index	-0.00	-0.44	2.96	1.88	1.73
Class A w/ Sales Charge	-3.16	2.10	2.93	3.07	1.50

*	Inception: 07/29/2014

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Gross expenses were 1.43%, 2.18%, and 1.18% for ass A, C, and I shares respectively. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Important Risk Information

Investors should carefully consider the investment objectives, risks, charges and expenses of the Catalyst Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-866-447-4228 or at www.CatalystMF.com. The prospectus should be read carefully before investing. The Catalyst Funds are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. Catalyst Capital Advisors, LLC is not affiliated with Northern Lights Distributors, LLC.

Investing in the Fund carries certain risks. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The Fund is non-diversified and may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds. The Fund may invest in lower-quality, non-investment grade bonds. Non-investment grade corporate bonds are those rated Ba or lower by Moody’s or BB or lower by S&P (also known as “junk” bonds). Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. These factors may affect the value of your investment.

[1]	The Bloomberg Barclays 1-3 Yr U.S. Gov/Credit Index is a broad-based benchmark that measures the non-securitized component of the Barclays U.S. Aggregate Bond Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities with 1 to 3 years to maturity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Insider Income Fund may or may not purchase the types of securities represented by the Barclays U.S. Aggregate Bond Index.

[2]	Since inception returns assume an inception date of 07/29/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

7102-NLD-08042021

Catalyst Insider Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2021

The Fund’s performance figures* for each of the periods ended June 30, 2021, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	7.15%	4.08%	2.22%
Class A with load	2.10%	3.07%	1.50%
Class C	6.48%	3.37%	1.51%
Class I	7.45%	4.41%	2.50%
Bloomberg 1-3 Year U.S. Government/Credit Index(a)	0.44%	1.88%	1.73%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated November 1, 2020, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 1.43% for Class A, 2.18% for Class C and 1.18% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Bloomberg 1-3 Year U.S. Government/Credit Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. Investors cannot invest direct in an index.

**	Inception date is July 29, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Asset Management	21.7%
Real Estate Investment Trusts	9.7%
Retail - Discretionary	9.4%
Technology Hardware	9.3%
Biotech & Pharma	9.2%
Specialty Finance	9.1%
Health Care Facilities & Services	6.4%
Aerospace & Defense	5.2%
Technology Services	4.9%
Software	3.6%
Other/Cash & Equivalents	11.5%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2021

Catalyst Enhanced Income Strategy Fund (EIXAX, EIXCX, EIXIX)
(unaudited)

Dear Fellow Shareholders,

The Catalyst Enhanced Income Strategy Fund seeks to generate current income via investments in structured credit, predominantly investing in seasoned non-agency residential mortgage-backed securities. The Fund’s dividend is paid monthly and is a function of the true yield or performance of the underlying mortgage bonds and thus the mortgages backing them. The robust housing market has helped the performance of many of these securities. The Fund also invests a small percentage in agency mortgage interest-only securities, which exhibit negative duration. These bonds enhance income and provide a positive carry embedded rate hedge within the portfolio. Additionally, the Fund seeks growth in the NAV via its active management style, affording the Fund the opportunity to capture bid-to-offer spreads rather than paying them, resulting in best execution and some uncorrelated alpha as well as enhanced liquidity. The Fund capitalizes on the inefficiencies present in this over-the-counter traded market.

We are excited about the opportunity in our market that was created by the fallout of the Covid-19 pandemic. The urban exodus—combined with stimulus, among other factors—has led to a robust housing market. The move up in housing prices has several implications for the bulk of our investments. The cashflows generated by seasoned mortgage bonds have increased and are coming sooner than anticipated. Many of these legacy deals have a number of old, delinquent, or foreclosed loans, which have been sitting in the respective trusts for years awaiting liquidation. Now, due to the strength of the housing market, we are witnessing these loans finally becoming flushed out, resulting in a windfall for investors. Typically, these loans were valued at 25-40 cents on the dollar, but are occasionally paying off at par and sometimes even greater than par. It is conceivable that many of these loans experienced principal modifications in the past and now, those prior write-downs/recoveries are being paid to the senior bond holder. Additionally, the move in housing has created a desire and/or path for some borrowers to refinance, which is not something that is priced into the market’s assumptions for these bonds. These factors, among others, have caused the Fund’s yield to rise over the past year.

The trading environment was more opportunistic after last March’s fallout, but as volatility has decreased, the ability for the Fund to generate outsized returns, and alpha consequently diminished. While it is still accretive and enhances the Fund’s liquidity, active management has had and likely will have less of an impact on returns than last year. We will always employ this management style, particularly because of its impact when volatility increases. The style helped us outperform last year on a relative basis versus many similar strategies.

The Fund has a small positive-carry interest rate hedge (<5% of the Fund) by way of agency interest-only mortgage bonds. Agency mortgages exhibit negative convexity, meaning that when interest rates come down, refinancing picks up dramatically, hence shortening the life of the mortgage and when rates rise, the duration or average life of a mortgage extends. We targeted interest-only bonds carved off of pools of 2% and 2.5% agency mortgages, expecting those to experience little to no prepay while rates rose. The interest rate move in the first quarter of 2021 is one of the fastest and most aggressive (on a percentage basis) in decades. Although the Enhanced Income Strategy Fund is a fixed income fund, it still produced a strong result (+1.93% in Q1 2021), partly due to the performance of these agency interest-only mortgage bonds. We are closely monitoring the interest rate market and will manage this position accordingly.

Over the past year, we have added a small allocation to commercial mortgage-backed securities. This segment of the market is ripe with dislocation following the Covid-19 pandemic and its impact on commercial real estate. We seek investments high in the capital structure that trade cheap relative to where they should due to the circumstances today. This allocation is less than 10% of the portfolio and likely will remain as such.

Fund Investment Strategy

The Fund invests primarily in seasoned non-agency residential mortgage-backed securities (RMBS) that were created pre-Great Financial Crisis. These loans benefit from seasoning. The loans have de-levered through natural amortization as well as housing price appreciation. We look for asymmetric positively skewed risk/reward securities, which we feel are insulated from any current or imminent credit losses. These securities that the Fund invests in are at or near the top of the capital structure, which make them relatively insulated from losses by the deal structure’s credit enhancement (i.e., preference over bonds junior to the respective tranche we are buying). The order of priority of payments in a typical deal’s capital structure pays interest and principal to the most senior bonds first. This typically results in the senior most bonds having the shortest remaining term in the capital structure. The typical weighted average life of these securities is generally in the four-to-five-year range, but has shortened recently due to refinancing and liquidation of old delinquent loans.

The sub-advisor uses its extensive quantitative skills as well as its network of relationships to source securities for the Fund. We favor those investments that offer better liquidity than others, while still offering relatively high yield for the respective risks. These higher-yielding securities pay interest monthly and typically pay principal monthly, which is passed along to investors via dividends. For each prospective investment, the sub-advisor examines deal structure, underlying loans characteristics, and historical performance of the loans in each respective issue. We then apply stress scenarios when analyzing each individual security to ensure these bonds can hold up to weaker housing prices, greater defaults, and related risks.

Our active trading approach, which seeks to take advantage of some of the opacity and inefficiencies in the RMBS market, has been beneficial to the Fund and should continue to enhance returns.

Fund Performance

The Catalyst Enhanced Income Strategy Fund (EIXIX) returned 10.40% since its inception in December 31, 2018, beating its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Total Return Index1, by 4.64%. The Fund’s returns for the period ended June 30, 2021 were as follows:

Share Class/Benchmark	1 Year	Since Inception [2]
Class A	7.39%	10.14%
Class C	6.61%	9.28%
Class I	7.64%	10.40%
Bloomberg Barclays U.S. Agg. Bond TR Index (1)	-0.33%	5.76%
Class A w/ Sales Charge	1.20%	7.56%

*	Inception: 12/31/2018

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Outperformance was driven by our investment selection, the benign housing market, as well as our active trading approach. The Fund had a strong finish to 2020 calendar year, despite the challenges the year posed with the onset and ensuing economic fallout brought on the by the Covid-19 pandemic.

Vanilla legacy non-agency RMBS senior bond spreads continued to tighten from approximately 300 to around 200 bps by the end of Q2 2021. This spread tightening caused prices to rally across the board. The Fund benefited from this rally, returning 7.64% (Class I) and 7.39% (Class A) from June 30, 2020 through June 30, 2021. Additionally, the fragmenting of the market brought on by March’s dislocation created an excellent trading opportunity. Unlike most market participants who deploy a buy-and-hold strategy, we actively manage this Fund. Our team’s expertise and experience on the sell-side allows us to take advantage of wide bid-to-offer spreads, turning that spread into profit.

The relatively small position in agency interest-only bonds (which exhibit negative duration) had a positive impact on the Fund, particularly in the first quarter of 2021. The U.S. 10-year government bond yield rose from a low of 0.51% in August 2020 to a high of 1.74% on March 31, 2021. We anticipated a rise in rates and allocated appropriately to these agency interest-only bonds. They contributed approximately 80bps of return in the first quarter of 2021, even though they accounted for less than 5% of the portfolio. However, we have taken the position that interest rates are not likely to rise significantly from here on in and reduced this position to around 4%.

The vast majority of the Fund’s portfolio consists of fixed rate, but relatively short bonds, which have some mark-to-market impact when interest rates move. We feel that our mixture of these bonds, along with some floating rate securities and the sleeve of agency interest-only securities, harmonizes together to mitigate our exposure to interest rates.

Overall, our portfolio is positioned to be relatively agnostic with respect to rates and credit. This sets us up to perform in a variety of different market scenarios.

Summary

Legacy non-agency RMBS still provides some of the best opportunity in fixed income from both an income and total return perspective, and we believe this asset class is particularly compelling compared to corporate bonds. This has become evident as the Fund outperformed its benchmark, Bloomberg Barclays U.S. Aggregate Bond Total Return Index, by 7.97% (Class I) and 7.72% (Class A) from June 30, 2020 through June 30, 2021.

We are confident that highly seasoned, de-levered mortgage bonds will continue to perform well despite the challenging macroeconomic backdrop. The propensity for a homeowner to default who has between 50% and 70% home equity is slim. Additionally, we see data suggesting 96% of MSAs reporting positive home price appreciation. As people look to move from urban centers to single family homes, prices should remain firm. This provides a strong footing for housing in general.

We expect our active approach should continue to enhance returns as the market remains fragmented with still wider spreads (more attractive entry prices) than pre-March. For these reasons, we are highly optimistic for the Fund’s future. Importantly, the Fund’s mandate is broad within structured credit and the team has the ability to move about between different subsectors actively seeking the most attractive risk/reward investments.

Sincerely,

Leland Abrams

Lead Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	Bloomberg Barclays US Aggregate Bond Index: A market capitalization-weighted index that is designed to measure the performance of the U.S. investment grade bond market with maturities of more than one year.

[2]	Since inception returns assume inception date of 12/31/2018. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

7092-NLD-07302021

Catalyst Enhanced Income Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2021

The Fund’s performance figures* for the period ended June 30, 2021, compared to its benchmark:

		Annualized
	1 Year Return	Since Inception**
Class A	7.39%	10.14%
Class A with load	1.20%	7.56%
Class C	6.61%	9.28%
Class I	7.64%	10.40%
Bloomberg U.S. Aggregate Bond Index(a)	-0.33%	5.76%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated November 1, 2020, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 2.11% for Class A, 2.86% for Class C and 1.86% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Bloomberg U.S. Aggregate Bond Index is a broad-based index that measures the investment grade, US dollar-denominated, fix-rated taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest direct in an index.

**	Inception date is December 31, 2018.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Security Type	% of Net Assets
Collateralized Mortgage Obligations	49.1%
Home Equity	18.3%
Residential Mortgage	15.6%
Non Agency CMBS	9.3%
U.S. Government Agency Obligations	4.2%
Other ABS	2.4%
Manufactured Housing	0.4%
Other/Cash & Equivalents	0.7%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2021

Catalyst/MAP Global Balanced Fund (TRXAX, TRXCX, TRXIX)

(unaudited)

Dear Fellow Shareholders:

The Catalyst/MAP Global Balanced Fund’s (the “Fund”) total returns for the fiscal year and 5-year periods ended 06/30/21 since inception through 06/30/21 as compared to the MSCI All Country World Stock Index 1 and the 50% MSCI AWCI Value/50% BoFA ML A-AAA 1-3yr US Corp2 were as follows (unaudited):

Fund vs. Index Performance	Fiscal Year	5 Years	Since Inception[4]
Class A without sales charge	17.83%	6.13%	5.91%
Class A with sales charge	11.05%	4.88%	5.28%
Class C	16.87%	5.33%	5.11%
50% MSCI ACWI/50% BoFA ML A-AAA 1-3yr US Corp.[2]	19.30%	8.92%	6.62%
50% MSCI ACWI Value/50% BoFA ML A-AAA 1-3yr US Corp. [3]	19.14%	6.76%	5.35%
MSCI All Country World Stock Index[1]	39.87%	15.20%	10.75%
Class I (Inception Date – 6/6/14)	18.12%	6.43%	4.72%
MSCI All Country World Stock Index[1]	39.87%	15.20%	10.33%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus, please call the Fund, toll-free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Last year was not an ordinary year. From a global pandemic to civil unrest to an election like no other, news headlines took many twists and turns throughout the year. Despite the vast amount of negative news, financial markets ultimately shrugged it off, aided by ultra-accommodative stances from the U.S. Federal Reserve (Fed) and other Central Banks to mitigate the economic damage caused by the Coronavirus. By year’s end, most of the world’s stock markets showed gains for the year. Moving into 2021, stocks continued their march higher, fueled by trillions in fiscal and monetary stimulus and continued expectations that a post-Covid-19 economy would be a strong one. A noteworthy rotation from growth to value that began late last year continued into the first and second quarters, giving up some of their gains relative to growth stocks in the month of June. The latter were bolstered by interest rates that declined modestly during the quarter, despite rising inflation. Note that stocks with higher valuations tend to be more sensitive to interest rate changes than those with lower valuations. As it pertains to the Fund, performance lagged that of our primary and secondary benchmarks slightly for the year, despite being up significantly. This underperformance came from the equity component of the Fund and was due to our continued belief that over the long-term, inflation will prove to be more than transitory, and excessive levels of debt will serve to dampen the pace of the economic recovery over the long-term, thereby muting global growth expectations. As such, while bolstering our exposure (as discussed below) to those assets that can benefit from an inflationary environment, we also have maintained somewhat of a defensive posture as it pertains to our equity positioning. In risk-on market scenarios where the broader markets are accelerating at a faster rate than that of risk-off markets, the equity portion of the Fund tends to underperform as we take on less risk. Going forward, we believe modest economic growth coupled with a pickup in inflation would be expected to be a favorable environment for value investors, and hence the Fund.

The decline in interest rates is a bit of a conundrum as inflation fears continue to mount. A review of your daily living expenses should bear this out, with a trip to the gas station about 45% more expensive today than a year ago, and 30% since the beginning of 2021.5 Recently, food manufacturer General Mills announced that it expects inflation to run around 7% this year, a much higher estimate than many of its peers. However, they have an outsized reliance on agriculture commodities, such as corn and soybeans, which have rallied over 20% this year. While inflation has been running much hotter than the Fed’s two percent target (recall the May CPI figure of 5.0% and the now June figure of 5.4%6), many on the Fed Board believe this is only transitory and that inflation will cool off next year, citing the recent sell-off in lumber prices (down about 45% in June) as an indicator. Despite declines in June, prices remain more than double that of pre-Covid levels. Shortly after the first rounds of fiscal and monetary stimulus last year, we expressed concerns over the possibility of increasing inflationary pressures. Fast forward a little over a year, and our concerns have only increased. The problem as we see it is that in order for inflation to prove transitory, we need continued strong economic growth and for supply chains to resolve their issues, or governments to raise taxes and take money out of the system. However, as we will discuss below, our expectations for future GDP growth and tax increases are unlikely to be sufficient to rein in the inflation that has already taken hold. With that in mind, over the past year, we have made numerous portfolio adjustments to better position portfolios for a higher inflationary environment as well as to right size equity positions resulting from pandemic-related performance impacts. From an asset allocation perspective, we shifted our weighing to equities to the maximum allowed 70%. We purchased Treasury Inflation-Protected Bonds (TIPS) and have kept our weight average maturity below one year. We added shares of Anglo American (AAL LN). We also added an infrastructure play in MDU Resources (MDU), which also has exposure to the energy space and an attractive dividend yield. We added Intel (INTC), as the name will benefit from the semiconductor shortages stemming from supply chain disruptions due to the pandemic. Outside the U.S., we added Holcim (HOLN SW) and Vivendi (VIV FP). We trimmed positions in Cisco (CSCO), Johnson and Johnson (JNJ), Tetra Tech (TTEK), and Nestle (NSRGY), which experienced sizeable gains during 2020, and further reduced positions in Imperial Brands (IMB LN) and Orange (ORAN), as the U.K. and Europe were seen as having larger remaining risks from Covid-19.

Looking forward, we believe the dichotomy between the low level for interest rates and percolating inflation rates stems from the Fed’s continuation of quantitative easing programs, which are artificially depressing interest rates. Specifically, the Fed continues to purchase about $80 billion of Treasury securities and $40 billion of mortgage-backed securities monthly. Additionally, the U.S. government has printed an unprecedented amount of money since 2009: more than $10 trillion.7 Putting this into perspective, new money printing now exceeds the total cost of our most expensive wars.7 Remarkably, as much as the money supply has increased 250%, inflation has remained low.7 With that said, perhaps a better gauge for future economic activity and inflation would be the U.S. dollar. The currency market is much larger than the U.S. bond market and is not subject to the Fed’s actions the way the bond market and interest rates are. Although blipping a tad higher recently, the dollar has been trending lower since the Fed began its aggressive monetary stimulus. As we mentioned previously, the global economy is enjoying a rebound from depressed levels stemming from the global pandemic. We do not anticipate the rebound will be smooth or linear as some geographies struggle with different Covid variants more than others. Longer-term, we continue to believe an excessive amount of debt in the global financial system will dampen longer-term growth rates. Adding an additional layer of complexity to the investing environment is the rumbling surrounding possible tax increases. While some increases are likely to occur, we believe they will be more moderate than those proposed by President Biden. We also anticipate that Congress will take a more tepid approach towards tax increases until after the 2022 elections. Historically, the party in power loses seats during mid-term elections. Should this not materialize and the Democratic party gains seats, we believe that more aggressive tax increases would occur. Such actions would likely hurt corporate earnings, equity valuations, and the broader economy. We believe the Fed will remain accommodative for the foreseeable future. Despite recent job gains, fewer Americans are employed as of June 30, 2021 than during the February 2020 peak. Although the Fed has broached the subject of tapering, we believe actual tapering will not occur until the lag in the job market is substantially reduced. Such an environment should be conducive for stocks, but we believe that future returns may be more subdued than those enjoyed over the past five quarters.

Kindest Regards,

Michael S. Dzialo, Peter J. Swan and Karen M. Culver
Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The MSCI All Country World Stock Index (MSCI ACWI) is a market capitalization-weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International and is comprised of stocks from both developed and emerging markets. The Catalyst/MAP Global Balanced Fund may or may not purchase the types of securities represented by the MSCI All Country World Stock Index.

[2]	Represents a 50%50% blend of the MSCI ACWI and the BofA Merrill Lynch U.S. Corp A-AAA 1-3 Year TR Index.

[3]	Represents a 50%/50% blend of the MSCI ACWI Value Index and the BofA Merrill Lynch U.S. Corp A-AAA 1-3 Year TR Index.

[4]	Since inception returns assume inception date of 7/29/11. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

[5]	https://www.eia.gov/petroleum/

[6]	https://www.bls.gov/news.release/cpi.nr0.htm

[7]	https://www.advisorperspectives.com/

7119-NLD-08052021

Catalyst/MAP Global Balanced Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2021

The Fund’s performance figures* for each of the periods ended June 30, 2021, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	17.83%	6.13%	5.91%
Class A with load	11.05%	4.88%	5.28%
Class C	16.87%	5.33%	5.11%
Class I	18.12%	6.43%	4.72%
MSCI All Country World Stock Index(a)	39.32%	10.61%	8.09%
MSCI All Country World Stock Value Index Gross(b)	39.87%	15.20%	10.75%
ICE BofA ML A-AAA 1-3yr U.S. Corp. Index(c)	1.11%	2.45%	2.16%
50% MSCI ACWI U.S./50% ICE BofA ML A-AAA 1-3yr U.S. Corp. Index(d)	19.31%	8.92%	6.62%
50% MSCI ACWI U.S. Value Index Gross/50% ICE BofA ML A-AAA 1-3yr U.S. Corp. Index(e)	19.14%	6.76%	5.35%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s prospectus dated November 1, 2020, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 1.95% for Class A, 2.70% for Class C, and 1.70% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “MSCI All Country World Stock Index” is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. Investors cannot invest directly in an index.

(b)	The MSCI All Country World Stock Value Index Gross captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. Investors cannot invest directly in an index.

(c)	The “ICE BofA ML A-AAA 1-3yr U.S. Corp. Index” includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt. Investors cannot invest directly in an index.

(d)	The “50% MSCI AWCI U.S./50% ICE BofA ML A-AAA 1-3yr US Corp. Index.” is made up of two indices; ICE BofA ML U.S. Corporate & Government 1-3yrs Index, and MSCI AC World Index. Investors cannot invest directly in an index.

(e)	The “50% MSCI AWCI U.S Value Index Gross/50% ICE BofA ML A-AAA 1-3yr U.S. Corp. Index.” is made up of two indices; ICE BofA ML U.S. Corporate & Government 1-3yrs Index, and MSCI AC World Value Index Gross. Investors cannot invest directly in an index.

**	Inception date is July 29, 2011, for Class A, Class C and the benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Biotech & Pharma	17.3%
Telecommunications	9.6%
Food	8.6%
Technology Hardware	7.7%
Gas & Water Utilities	5.4%
Tobacco & Cannabis	5.1%
Semiconductors	4.9%
Retail - Discretionary	4.8%
Automotive	3.8%
Wholesale - Consumer Staples	3.3%
Other/Cash & Equivalents	29.5%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2021

Catalyst/CIFC Floating Rate Income Fund (CFRAX, CFRCX, CFRIX)
(unaudited)

Dear Fellow Shareholders:

An ongoing pandemic, sputtering reopening attempts, “warp speed” vaccine development and deployment, and a new U.S. presidential administration were all captured within an historic market rally and a remarkable year, one to both remember and forget. These events continued to touch every facet of how we live, work, and socialize and in the world of investment management, broke almost every belief and pattern associated with investing.

The vaccines brought with them a light at the end of the tunnel. Of course, growing optimism surrounding the economic recovery, further fiscal and monetary stimulus and the presumed eventual sunset on the pandemic also meant revaluation shifts that continually challenged investors. Intense volatility spikes surprised on a number of occasions and seemed to become a feature of the new landscape. Interestingly, much of the good news turned into bad news for certain financial assets at the start of 2021. U.S. Treasuries had their worst start to a calendar year since 1830, according to Deutsche Bank, as the yield on the 10Y shot up an astounding 85 basis points in the first quarter of 2021. In turn, this poor performance negatively impacted almost all traditional fixed income asset classes and created a lot of portfolio damage along the way.

In contrast, stirring inflation, stimulated by enormous liquidity coupled with significant global supply chain disruptions, which became apparent as economies reopened and consumer demand picked up, pushed many commodity prices to decades highs. Prices of copper, lumber, soybeans, corn, and other commodities registered double-digit growth as inflation and rate anxiety replaced Covid 19 as the predominant risk themes in the markets. Mentions of inflation during earnings calls more than tripled year-on-year in the biggest jump in history. Despite this background and in the face of multiple, eye-catching economic data points over the past months, Federal Reserve (the “Fed”) Chairman Jerome Powell and other members of the FOMC remained steadfast in their assurances that the upward pressure on prices would be “transitory.”

In the credit markets, the Armageddon predictions of many “experts,” once again, did not come to fruition. The rally that commenced after the Federal Reserve’s unprecedented market intervention actions continued unabated for the 12 months ended 06/30/21. Defaults rose but were lower than during previous periods of crisis. Unrecognized was the fact that 65% of defaults came from four industry sectors: leisure, oil and gas, retail, and traditional telecom. The capital, balance sheet, and expense management discipline displayed by many issuers was nothing short of impressive and demonstrated the lessons learned from the Great Financial Crisis.

Inflation, rate anxiety, an ongoing search for yield, and the reflation expectations reverberating through the economy drove demand to the loan asset class, especially at the riskier end of the spectrum as a rally of lower quality, lower-rated loans became the defining trend in the market for the 12 months ended on 06/30/21 with higher-rated loans trailing both the B and CCC sub-index returns in every month since April 2020. Loans were also largely immune from the choppy trading and episodes of elevated volatility experienced by equity and traditional fixed income asset classes, once again proving to be a port in the storm and a buttress for investor portfolios. Importantly, credit risk waned dramatically, and default rates steadily declined, dropping below the historical average of 2.9% by the end of 2Q21 for the first time since the pandemic triggered recession. The easing in default conditions reflected the continually improving fundaments across the economic landscape as well as ongoing central bank support.

The Catalyst/CIFC Floating Rate Income Fund saw an uninterrupted price improvement while building steady, positive gains though slightly underperforming its benchmark, S&P LSTA TR. The continuous lower quality rally pushed the index gains ahead of those for the Fund, driven by the benchmark’s significantly higher allocation to CCC and unrated risk. In the Fund, we maintained our higher quality, more liquid bias given the numerous uncertainties surrounding the virus and the recovery and consistent with our capital preservation and income goals. We also note that the re-opening trade has appeared to have largely played out and we believe that further outperformance of CCC loans will likely rely on further upgrades and idiosyncratic events. We have stayed fully invested, focusing on issuers with a higher sensitivity to the economic cycle while engaging in appropriate relative value opportunities. The portfolio remains well diversified across industries and issuers and the liquidity of the overall book is healthier than pre-pandemic levels.

Performance

The Catalyst/CIFC Floating Rate Income Fund’s total returns for the one-year, five-year and since inception periods through 06/30/21 as compared to the S&P LSTA Levg. Loan 100 TR Index were as follows (unaudited):

Fund vs. Index Performance	1 Year	5 Years	Since Inception[1]
Class A without sales charge	9.08%	5.77%	4.11%
Class A with sales charge	3.95%	4.73%	3.52%
Class C	8.30%	5.00%	3.33%
Class I	9.34%	6.07%	4.38%
S&P LSTA Levg. Loan 100 TR Index[2]	9.37%	4.67%	3.73%

The Fund’s maximum sales charge for Class A shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus, please call the Fund, toll-free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMutualFunds.com.

Outlook

Many recent uncertainties are behind us, including the U.S. election, vaccine development, and the liquidity crisis. The economy remains in full recovery mode. Nonetheless, countless worries remain. New virus variants have emerged. Economic data may be peaking, and the stimulus sugar high is perhaps starting to fade. After months of overshoots on inflation readings, the Fed finally acknowledged that the economy is recovering quickly, coming in hotter and faster than expected; tapering of its Treasury and MBS purchases is being discussed; and rate hikes are coming, as the median participant forecast shifted from no rate hikes until approximately 2023 to 50 bps of rate hikes by end of 2023. The more hawkish tone from the Fed put fixed income investors on notice once again. Interestingly, Treasury yields declined after the announcement, perhaps hinting that reflation can remain orderly. However, worries regarding a policy mistake and potential adverse economic and market consequences began to come to the forefront and will likely lead to further bouts of volatility for equities and traditional fixed income markets. While the second half of 2021 could be bumpier for markets grappling with inflation, recovery, and policy questions, we believe that near-term global growth remains strong. Against this backdrop, leveraged credit especially is in a “sweet spot” thanks to the strong growth, improving fundamentals, limited default concerns, and a still accommodative Fed. A crucial opportunity revolves around income and duration avoidance. Yield is scarce and credit still offers decent value in a world of elevated valuations. At present, we are in a “Golden Age” for income-producing alternatives. We will be watching credit spreads closely as we navigate the path forward. We expect robust demand and inflows to persist as investors continue to turn to spread products like loans in the ongoing search for yield, income, and inflation hedges.

Sincerely,

CIFC Asset Management LLC

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	Since inception returns assume inception date of 12/31/2012. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

[2]	The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the largest loan facilities in the leveraged loan market. It mirrors the market-value weighted performance of the largest institutional leveraged loans based upon market weightings, spreads, and interest payments.

7114-NLD-08052021

Catalyst/CIFC Floating Rate Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2021

The Fund’s performance figures* for each of the periods ended June 30, 2021, compared to its benchmark:

	1 Year Return	Annualized 5 Year Return	Annualized Since Inception**
Class A	9.08%	5.77%	4.11%
Class A with load	3.95%	4.73%	3.52%
Class C	8.30%	5.00%	3.33%
Class I	9.34%	6.07%	4.38%
S&P/LSTA U.S. Leveraged Loan 100 Index (a)	9.37%	4.67%	3.73%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s prospectus dated November 1, 2020, the Fund’s total gross annual operating expenses, including the cost of underlying funds are 1.67% for Class A and 2.42% for Class C, and 1.42% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

Performance information for the period prior to November 2018 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current Sub-Advisor.

(a)	The S&P/LSTA U.S. Leveraged Loan 100 Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market. The Index consists of 100 loan facilities drawn from a larger benchmark - the S&P/SLTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI). Investors cannot invest directly in an index.

**	Inception date is December 31, 2012.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry	% of Net Assets
Health Care Facilities & Services	15.5%
Insurance	7.9%
Commercial Support Services	7.7%
Software	7.5%
Leisure Facilities & Services	6.9%
Retail - Discretionary	6.8%
Technology Services	5.3%
Transportation & Logistics	4.8%
Asset Management	2.7%
Engineering & Construction	2.7%
Other/Cash & Equivalents	32.2%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2021

Catalyst/SMH High Income Fund (HIIFX, HIICX, HIIIX)
(unaudited)

Dear Fellow Shareholders,

The Catalyst/SMH High Income Fund (the “Fund”) seeks to provide a high level of current income with capital appreciation as a secondary objective by investing in a portfolio of lower rated, high yield corporate bonds, convertible securities, and asset-backed securities. During FY 2021, the Fund outperformed its benchmark, the ICE BofA Merrill Lynch High Yield Cash Pay Index, due to single-name security selection and overweights in certain sectors.

Investment Strategy

The Fund invests in a non-diversified group of lower-rated, high yield U.S. corporate bonds and convertible securities. The Fund may invest without limitation in non-investment grade corporate bonds rated Baa or lower by Moody’s or BBB or lower by S&P (also known as “junk” bonds). The Fund may also invest in corporate issues that have defaulted. Because of their lower credit quality, these securities typically pay higher interest rates to compensate investors for the substantial credit risk they assume. While there are no restrictions on maturity, the bonds in the Fund’s portfolio will generally have an average maturity of less than 10 years. The Fund seeks capital appreciation from selling securities above the purchase price. Bonds may appreciate through an improvement in credit quality, among other reasons.

To select the securities in which to invest, the Sub-Advisor conducts fundamental credit research on each issuer. Securities may be sold when the Sub-Advisor believes that the securities no longer represent relatively attractive investment opportunities.

The Fund invests primarily in, and chooses its investments from, the following types of securities:

●	Corporate debt: Debt obligations (usually called bonds) are loans by an investor to a corporation. They usually have a set interest rate and term.

●	Preferred stocks: Preferred stock is corporate stock that pays set dividends to its holders.

●	Convertible securities: Bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.

Fund Performance

The Fund’s total returns for the years and period ended 06/30/21 show below as compared to the ICE BofA Merrill Lynch High Yield Cash Pay Index (J0A0)1 were as follows (unaudited):

	Fiscal Year	3 Years	5 Years	10 Years	Since Inception[2]
Class A without sales charge	25.21%	8.07%	9.84%	2.58%	3.87%
Class A with sales charge	19.27%	6.33%	8.78%	2.09%	3.48%
Class C	24.28%	7.17%	8.95%	1.82%	3.10%
ICE BofA Merrill Lynch High Yield Cash Pay Index	15.48%	7.13%	7.28%	6.48%	7.43%
Class I (Inception Date – 07/01/13)	25.53%	8.25%	10.05%	n/a	2.43%
ICE BofA Merrill Lynch High Yield Cash Pay Index	15.48%	7.13%	7.28%	n/a	6.08%

Class A & C Inception: 05/21/2008, Class I Inception: 07/1/2013

The Fund’s maximum sales charge for Class A shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Fund outperformed its benchmark during FY 2021. Our outperformance can be attributed to individual security selections, our participation in certain positively performing sectors, and our lack of participation in the bottom performing sectors, as defined by the Bloomberg Barclays U.S. High Yield Index3. The bottom three performing sectors were Electric 6.70%, Insurance 9.53% (we did not participate in Insurance as our credit risk discipline often precludes securities such as banks and insurance companies where the account holder or policy holder is in line before us in a restructuring or bankruptcy), and Communications 9.54%. The top three performing sectors were Energy 28.11%, Transportation 26.98%, and Finance Companies 18.31%. As a concentrated high conviction manager, performance can be greatly impacted both positively and negatively by participation or lack of participation in market sectors and individual securities.

In last year’s shareholder letter, we mentioned that we waited to see how companies would handle Covid-19. In general, companies we hold have managed the way we like to see as bondholders by increasing balance sheet liquidity and reducing overhead. These actions are typical of how companies react in times of crisis. Often, more danger looms in good times for bondholders as companies use cash for buybacks or they may leverage the balance sheet more. We took advantage of that knowledge and were able to allocate into what turned out to be predominantly good buys. Based on the corporate actions that the rest of our companies have taken, we feel very good about how we are positioned.

Outlook and Summary

Our portfolio was never designed with a benchmark in mind, but rather constructed to deliver a high level of income with strong total returns. As an active manager, we continue our pursuit to identify new opportunities to deploy into the portfolio. While there is some volatility in the asset class, we believe that there are more opportunities popping up and higher levels of income available for the coming year.

SMH Capital Advisors, LLC (“SMHCA”), the Fund’s sub-advisor, believes that below-investment grade bonds are attractive on a risk versus reward basis. Given the uncertainty of the market and economy, we will see select opportunities within high yield, especially for active management. We continue to believe that by focusing on sector participation, credit quality, and undervalued individual securities in the market, we can look forward to positive returns. As a high conviction manager, we look for attractive opportunities that the rest of the market may be missing to add value to our portfolios. We look at this as an opportunity for active managers to find overlooked bonds with attractive risk/reward profiles.

While market factors can change quickly and there is no guarantee, long-term, we anticipate total returns to be the income yield of the portfolio, plus our goal is to achieve realized gains from positive credit events, less negative credit events, and extra realized gain from the duration of portfolio positions shortening and being able to sell at favorable prices.

As a high conviction manager, the portfolio is expected to exhibit higher amounts of volatility both on the upside and downside relative to the Index. The portfolio tends to be less sensitive to market movements and more driven by the fundamentals and events of the individual credits within the portfolio.

SMHCA consistently emphasizes the following strategies in an attempt to add returns above the interest income:

Rolling Down the Curve

As the holdings get shorter in maturity, the “spread” also narrows and the yield to maturity lessens, thus the holding experiences a price increase. SMHCA captures this price increase by selling selected shorter positions and then moving

“out” the curve to capture a higher yield to maturity. SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

Event Driven

These opportunities had, or are expected to have, a certain catalyst occur that creates an attractive buying opportunity. The arrangement of an event-driven opportunity can exist in many forms such as a credit being downgraded from investment grade (fallen angels) or industry consolidations.

Capital Structure

These opportunities are generally created when a company has a multi-faceted capital structure. In most circumstances, the most senior portion of the capital structure becomes undervalued due to leverage, credit rating, or complexity of the company’s remaining debt structure.

As of June 30, 2021, the Fund’s top holdings were as follows (unaudited):

Top 10 Holdings
L Brands, Inc. 6.75%, Due 07/01/2036	6.3%
Cash	4.5%
Colony Capital, Inc. 5%, Due 04/15/2023	3.9%
fuboTV, Inc. 3.25%, Due 02/15/2026	3.9%
NIO, Inc. 0.5%, Due 02/1/2027	3.7%
Occidental Petroleum Corporation 6.6%, Due 03/15/2046	3.5%
Beazer Homes USA, Inc. 5.875%, Due 10/15/2027	3.5%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corporation 5.25%, Due 05/15/2027	3.5%
Titan International, Inc. 7%, Due 04/30/2028	3.4%
Enova International, Inc. 8.5%, Due 09/15/2025	3.4%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2021. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2021, the portfolio was allocated in the following fashion (unaudited).

Sector Allocation
Retail	17.8%
Investment Companies	7.7%
REITs	7.3%
Oil & Gas	7.1%
Internet	7.1%
Auto Parts & Equipment	6.6%
Home Builders	5.5%
Mining	4.7%
Cash	4.5%
Other	31.7%
Total	100.00%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2021.

SMHCA remains committed to attempting to source the best risk to return opportunities in the high yield market based on our methodologies and disciplines. As a high conviction manager, we do not have the ability to gauge or control market price volatility. However, we will continue to position the Fund holdings to capture interest income and capital gains as we keep long-term above-market total returns in perspective for our clients.

Sincerely,

Daniel Rudnitsky

Senior Portfolio Manager, SMH Capital Advisors, LLC, sub-advisor to the Fund

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The ICE BofA Merrill Lynch High Yield Cash Pay Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one-year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. “Global” securities (debt issued simultaneously in the Eurobond and U.S. domestic bond markets), 144a securities, pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Deferred interest bonds that are not yet accruing a coupon and original issue zero coupon bonds are excluded from the index. Taxable and tax-exempt U.S. municipal, DRD-eligible and defaulted securities are excluded from the Index. The Catalyst/SMH High Income Fund may or may not purchase the types of securities represented by the ICE BofA Merrill Lynch US Cash Pay High Yield Index.

[2]	Since inception returns assume inception date of Class A & C Inception: 05/21/2008, Class I Inception: 07/1/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

[3]	Catalyst/SMH uses the Bloomberg Barclays U.S. High Yield Index as a data proxy when its primary benchmark data is not readily available. The Bloomberg Barclays U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (sovereign rating of Baa1/BBB+/BBB+ and below using the middle of Moody’s, S&P, and Fitch) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, 144-As, and pay-in-kind bonds (PIKs, as of October 1, 2009) are also included. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The Yankee sector has been discontinued as of 7/1/00. The bonds in the former Yankee sector have not been removed from the index, but have been reclassified into other sectors. Exclusions: Structured notes with embedded swaps or other special features, Private placements, floating rate securities, and Eurobonds. Defaulted bonds were formerly included in the index. They have been removed from the index as of 7/1/00. Index Rules: Must have at least one year to final maturity regardless of call features. Must have at least $150 million par amount outstanding. Must be rated high-

yield (Ba1/BB+ or lower) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be high-yield. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. Must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule. Must be dollar-denominated and non-convertible. Must be publicly issued.

S&P Ratings Definitions: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

7095-NLD-08032021

Catalyst/SMH High Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2021

The Fund’s performance figures* for each of the periods ended June 30, 2021, compared to its benchmark:

	1 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Since Inception **	Annualized Since Inception ***
Class A	25.21%	9.84%	2.58%	3.87%	N/A
Class A with load	19.27%	8.78%	2.09%	3.48%	N/A
Class C	24.28%	8.95%	1.82%	3.10%	N/A
Class I	25.53%	10.05%	N/A	N/A	2.43%
ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index(a)	15.48%	7.28%	6.48%	7.43%	6.08%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated November 1, 2020, the Fund’s total gross annual operating expenses are 2.07% for Class A, 2.82% for Class C and 1.82% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

Performance information for the period prior to September 2013 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current Sub-Advisor.

(a)	The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Investors cannot invest directly in an index.

**	Inception date is May 21, 2008 for Class A and Class C.

***	Inception date is July 1, 2013 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Retail - Discretionary	15.2%
REITs	10.4%
Asset Management	7.6%
Internet Media & Services	7.0%
Oil & Gas Producers	6.8%
Automotive	6.7%
Home Construction	5.4%
Oil & Gas Services & Equipment	5.4%
Metals & Mining	4.6%
Steel	3.4%
Other/Cash & Equivalents	27.5%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2021

Catalyst/SMH Total Return Income Fund (TRIFX, TRICX, TRIIX)
(unaudited)

Dear Fellow Shareholders,

Catalyst/SMH Total Return Income Fund (the “Fund”) seeks to provide total return, which consists of current income and capital appreciation. During FY 2021, the Fund outperformed its benchmark, a 50/50 blend of the S&P 5001 Total Return Index and the ICE BofA Merrill Lynch US Cash Pay High Yield Index,2 as a result of individual equity and bond security selections and our overweight in nontraditional equity sectors. Both the S&P 500 and the ICE BofA Merrill Lynch US Cash Pay High Yield Index had strong positive returns in FY 2021, returning 40.79% and 15.48% respectively as the impact of the coronavirus was felt.

Investment Strategy

The Fund invests in a broad range of income-producing securities. Dividends and interest have historically boosted returns and cushioned the downside for investors.

●	The investment process is a bottom-up value type investment style. The composition of the Fund’s investments may vary substantially depending on various factors, including market conditions.

●	The Fund primarily invests in high yield bonds, convertible bonds, high dividend paying equities, real estate investment trusts (REITs), and business development companies (BDCs).

●	The Fund may also invest in preferred stock, master limited partnerships, bank notes, hybrid securities, and write covered calls on equities. The companies of the underlying securities may be in a wide array of sectors, economies, and geographic locations.

Fund Performance

The Fund’s total returns for the fiscal year, 5 year and since inception period ended 06/30/20 show below as compared to a 50/50 blend of the S&P 500 Total Return Index and the ICE BofA Merrill Lynch US Cash Pay High Yield Index were as follows (unaudited):

	Fiscal Year	3 Years	5 Years	10 Years	Since Inception[3]
Class A without sales charge	45.12%	11.89%	13.12%	4.32%	3.77%
Class A with sales charge	36.78%	9.70%	11.79%	3.71%	3.30%
Class C	44.18%	11.09%	12.26%	3.55%	2.99%
50% S&P 500 and 50% High[3] Yield Combined Index	27.74%	12.97%	12.50%	10.70%	9.50%
Class I (Inception Date – 7/1/13)	45.31%	12.12%	13.39%	n/n	4.60%
50% S&P 500 and 50% High[3] Yield Combined Index	27.74%	12.97%	12.50%	n/a	10.72%

Class A & C Inception: 05/21/2008, Class I Inception: 07/1/2013

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMFcom.

Fixed Income Allocation

Our outperformance can be attributed to individual security selections, our participation in certain positively performing sectors, and our lack of participation in the bottom performing sectors as defined by the Bloomberg

Barclays U.S. High Yield Index. 4 The bottom three performing sectors were Electric 6.70%, Insurance 9.53% (we did not participate in Insurance as our credit risk discipline often precludes securities such as banks and insurance companies where the account holder or policy holder is in line before us in a restructuring or bankruptcy), and Communications 9.54%. The top three performing sectors were Energy 28.11%, Transportation 26.98%, and Finance Companies 18.31%. As a concentrated high conviction manager, performance can be greatly impacted both positively and negatively by participation or lack of participation in market sectors and individual securities.

In last year’s shareholder letter, we mentioned that we waited to see how companies would handle Covid-19. In general, companies we hold have managed the way (we like to see as bondholders) by increasing balance sheet liquidity and reducing overhead. These actions are typical of how companies react in times of crisis. Often, more danger looms in good times for bondholders as companies use cash for buybacks or they may leverage the balance sheet more. We took advantage of that knowledge and were able to allocate into what turned out to be predominantly good buys. Based on the corporate actions that the rest of our companies have taken, we feel very good about how we are positioned.

Equity Allocation

As of June 30, 2021, we had an equity allocation of ~47%, with ~62% of that allocation in non-traditional financials and REITs. A reopening economy, strong company earnings, and unprecedented Federal Reserve support led to the strong returns. With taper talk and the prospect of a gradual increase in Treasury yields ahead, in our opinion, it will be a great opportunity for active managers to navigate the market. The largest contributors to performance within the Fund’s equity allocation can be primarily attributed to our exposure to non traditional financial companies. During the year, we continued to make composition changes within the portfolio as we reduced our dependency on BDCs and added other attractive dividend payers to the portfolio.

During FY 2021, the Dow Jones Equity REIT Total Return Index5 had a return of 32.90%, the S&P Listed Private Equity Index6 returned 59.13%, while the Wells Fargo Business Development Company Index7 had a return of 56.69% for the same time period.

Outlook and Summary

Fixed Income

Our portfolio was never designed with a benchmark in mind, but rather constructed to deliver a high level of income with strong total returns. As an active manager, we continue our pursuit to identify new opportunities to deploy into the portfolio. While there is some volatility in the asset class, we believe that there are more opportunities popping up and higher levels of income available for the coming year.

SMH Capital Advisors, LLC (“SMHCA”), the Fund’s sub-advisor, believes that below investment grade bonds are attractive on a risk vs. reward basis. Given the uncertainty of the market and economy, we will see select opportunities within high yield, especially for active management. We continue to believe that by focusing on sector participation, credit quality, and undervalued individual securities in the market, we can look forward to positive returns. As a high conviction manager, we look for attractive opportunities that the rest of the market may be missing to add value to our portfolios. We look at this as an opportunity for active managers to find overlooked bonds with attractive risk/reward profiles.

While market factors can change quickly and there is no guarantee, long-term, we anticipate total returns to be the income yield of the portfolio, plus our goal is to achieve realized gains from positive credit events, less negative credit events, and extra realized gain from the duration of portfolio positions shortening and being able to sell at favorable prices.

As a high conviction manager, the portfolio is expected to exhibit higher amounts of volatility both on the upside and downside relative to the Index. The portfolio tends to be less sensitive to market movements and more driven by the fundamentals and events of the individual credits within the portfolio.

SMHCA consistently emphasizes the following strategies in an attempt to add returns above the interest income:

Rolling Down the Curve

As the holdings get shorter in maturity, the “spread” also narrows and the yield to maturity lessens, thus the holding experiences a price increase. SMHCA captures this price increase by selling selected shorter positions and then moving “out” the curve to capture a higher yield to maturity. SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

Event Driven

These opportunities had, or are expected to have, a certain catalyst occur that creates an attractive buying opportunity. The arrangement of an event-driven opportunity can exist in many forms such as a credit being downgraded from investment grade (fallen angels) or industry consolidations.

Capital Structure

These opportunities are generally created when a company has a multi-faceted capital structure. In most circumstances, the most senior portion of the capital structure becomes undervalued due to leverage, credit rating, or complexity of the company’s remaining debt structure.

Equities

We continue to find value in non-traditional financial companies such as BDCs, alternative asset managers, and in select cases, low leveraged REITs. It is our opinion that select positions continue to have favorable fundamentals with attractive price-to-earnings ratios and strong dividends.

Growth and Income Common Stocks

In this portion of the portfolio, the portfolio management team focused on stocks that were trading at a discounted price-to-earnings relative to the broad market, had average yields in the 3% to 7% range, and that the portfolio management team believes had the best relative long-term return potential based on its research.

Covered Call Writing

This strategy is used on companies with high revenue/earnings growth, reasonable stock prices and call premiums yielding 3% to 6% on average. SMHCA writes calls 10% to 15% out of the money and five to seven months from expiration. SMHCA engages in this strategy to provide income and mitigate downside price movement on non-dividend paying positions. The Fund did not have any allocation to covered call opportunities as of June 30, 2021.

As of June 30, 2021, the Fund’s top five equity and top five bond holdings were as follows (unaudited):

Top 5 Equity Holdings		Top 5 Bond Holdings
AFC Gamma, Inc.	2.74%	EZCORP, Inc. 2.375%, Due 05/01/2025	3.26%
Sculptor Capital Management, Inc.	3.90%	fuboTV, Inc. 3.25%, Due 02/15/2026	3.35%
Compass Diversified Holdings	3.94%	NIO, Inc. 0.5%, Due 02/1/2027	3.37%
PennantPark Investment Corporation	3.97%	Beazer Homes USA, Inc. 5.875%, Due 10/15/2027	3.40%
Prospect Capital Corporation	5.43%	L Brands, Inc. 6.75%, Due 07/01/2036	5.04%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2021. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2021, the Fund’s sector allocation was as follows (unaudited):

Sector Allocation
Investment Companies	13.33%
Diversified Finan Serv	12.74%
REITs	9.96%
Retail	8.48%
Oil&Gas	7.25%
Home Builders	5.55%
Internet	5.17%
Auto Parts&Equipment	4.45%
Auto Manufacturers	3.84%
Computers	2.98%
Transportation	2.74%
Office/Business Equip	2.66%
Pipelines	2.56%
Airlines	2.51%
Semiconductors	2.36%
Apparel	2.10%
Closed-end Funds	1.98%
Private Equity	1.83%
Commercial Services	1.76%
Holding Companies-Divers	1.45%
Telecommunications	1.41%
Food	1.10%
Healthcare-Services	0.82%
Cash	0.56%
Building Materials	0.40%
Warrant	0.04%
Option	-0.04%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2021.

Sincerely,

Daniel Rudnitsky

Senior Portfolio Manager, SMH Capital Advisors, LLC, sub-advisor to the Fund

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities and serves as the foundation for a wide range of investment products. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

[2]	The ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index is a total return index that reflects both changes in the prices of stocks in the S&P 500 Index as well as the reinvestment of the dividend income from its underlying stocks. The BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one-year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $100 million. “Global” securities (debt issued simultaneously in the Eurobond and U.S. domestic bond markets), 144a securities, pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Deferred interest bonds that are not yet accruing a coupon and original issue zero coupon bonds are excluded from the index. Taxable and tax-exempt U.S. municipal, DRD-eligible, and defaulted securities are excluded from the Index.

[3]	Since inception returns assume inception date of Class A & C Inception: 05/21/2008, Class I Inception: 07/1/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

[4]	Catalyst/SMH uses the Bloomberg Barclays U.S. High Yield Index as a data proxy when its primary benchmark data is not readily available. The Bloomberg Barclays U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (sovereign rating of Baa1/BBB+/BBB+ and below using the middle of Moody’s, S&P, and Fitch) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, 144-As and pay-in-kind bonds (PIKs, as of October 1, 2009) are also included. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The Yankee sector has been discontinued as of 7/1/00. The bonds in the former Yankee sector have not been removed from the index, but have been reclassified into other sectors. Exclusions: Structured notes with embedded swaps or other special features, Private placements, floating rate securities, and Eurobonds. Defaulted bonds were formerly included in the index. They have been removed from the index as of 7/1/00. Index Rules: Must have at least one year to final maturity regardless of call features. Must have at least $150 million par amount outstanding. Must be rated high-yield (Ba1/BB+ or lower) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rate a security, the rating must be high-yield. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. Must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule. Must be dollar-denominated and non-convertible. Must be publicly issued.

[5]	The Dow Jones Equity REIT Total Return Index is comprised of REITs that directly own all or part of the properties in their portfolios. Dividend payouts have been added to the price changes. The index is quoted in USD.

[6]	The S&P Listed Private Equity Index comprises the leading listed private equity companies that meet specific size, liquidity, exposure, and activity requirements. The index is designed to provide tradable exposure to the leading publicly listed companies that are active in the private equity space.

[7]	The Wells Fargo Business Development Company Index is intended to measure the performance of all Business Development Companies (“BDC”) listed on the New York Stock Exchange (“NYSE”) or NASDAQ that satisfies market capitalization and other eligibility requirements. This index is a total return index. The index was created to yield a benchmark value of 1,000.00 on September 30, 2004.

S&P Ratings Definitions: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

7105-NLD-08042021

Catalyst/SMH Total Return Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2021

The Fund’s performance figures* for each of the periods ended June 30, 2021, compared to its benchmarks:

	1 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Since Inception**	Annualized Since Inception***
Class A	45.12%	13.12%	4.32%	3.77%	N/A
Class A with load	36.78%	11.79%	3.71%	3.30%	N/A
Class C	44.18%	12.26%	3.55%	2.99%	N/A
Class I	45.31%	13.39%	N/A	N/A	4.60%
S&P 500 Total Return Index(a)	40.79%	17.65%	14.84%	11.28%	15.29%
ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index(b)	15.48%	7.28%	6.48%	7.43%	6.08%
Blended Index (c)	27.74%	12.50%	10.70%	9.50%	10.72%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated November 1, 2020, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 4.08% for Class A, 4.83% for Class C and 3.83% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

Performance information for the period prior to September 2013 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current Sub-Advisor.

(a)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

(b)	The ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Investors cannot invest directly in an index.

(c)	Blended Index reflects an unmanaged portfolio of 50% of the S&P 500 Total Return Index and 50% of the ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index. Investors cannot invest directly in an index.

**	Inception date is May 21, 2008 for Class A, Class C and the Benchmark.

***	Inception date is July 1, 2013 for Class I and the Benchmark.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Asset Management	23.2%
REITs	11.6%
Retail - Discretionary	8.4%
Automotive	6.8%
Oil & Gas Producers	6.2%
Specialty Finance	6.2%
Home Construction	5.5%
Transportation & Logistics	5.2%
Internet Media & Services	5.1%
Technology Hardware	4.0%
Other/Cash & Equivalents	17.8%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2021

Catalyst/Stone Beach Income Opportunity Fund (IOXAX, IOXCX, IOXIX)
(unaudited)

Dear Fellow Shareholders,

Since joining the Catalyst family of funds on November 20, 2014, we are pleased to report the following Fund returns to shareholders (unaudited).

	2021 YTD	2021 Fiscal Year	Since Inception (11/20/14) [3]
Class A	-2.50%	-3.77%	2.17%
Class A with Sales Charge	-7.10%	-8.34%	1.41%
Class C	-2.86%	-4.43%	1.40%
Class I	-2.37%	-3.43%	2.40%
Bloomberg Barclays MBS Index [1]	-0.77%	-0.42%	2.50%
ICE BofAML High Yield US Corporates Cash Pay Index [2]	3.59%	15.48%	5.94%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Investment Strategy

The Fund is a fixed-income fund that seeks to deliver monthly dividend income while generating positive returns through varied interest rate environments. The Fund invests in U.S. agency (FNMA, FHLMC, and GNMA) pass-through and structured mortgage-backed securities. The Fund may also invest in non-agency residential MBS, commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), and other related securities. The Fund employs a relative value approach to security selection while actively managing interest rate, volatility, and convexity risks to maintain the portfolio within its duration guidelines, and in accordance with the macroeconomic viewpoint of the management team.

Fiscal Year 2021

The fiscal year ended June 30, 2021 has been dominated by the economic impact of the Covid-19 global pandemic. The first half of the fiscal year saw the 10-year yield fall to a low of 50bps in early August at the height of the summer pandemic wave. As the country started to get a handle on cases and the presidential election came to a close with promise of record-breaking economic stimulus from the incoming elected regime, 10-year rates rose back to around 1.00%. The Fed remained accommodative, keeping rates at 25 bps throughout the fiscal year. The curve steepened by 30bps in the first half of the fiscal year, and the mortgage rate dropped to all-time lows of 2.82% in early February 2021. The portfolio underperformed the index and peers as a prepayment wave, brought on by all-time low mortgage rates, negatively impacted valuations, and carry to the portfolio.

The second half of the fiscal year was marked by an early sell-off as rates elevated on vaccine progress, trillion-dollar economic stimulus packages, and economic expansion in the 1st quarter. The 10-year Treasury rate elevated to a high of 1.75% at the end of March only to fall back to 1.44% at the end of the 2nd quarter as vaccination rates peaked and the economy showed some signs of stagnation. In the second half of the fiscal year the spread between 2 yr treasuries and 10 year treasuries steepened 44bps. The economic forecast remains unclear as we see economies trying to re-open but the delta variant of Covid-19 is causing concern throughout the world.

The mortgage basis benefitted throughout most of the fiscal year with the Fed supporting the sector through mortgage purchases. We took advantage of the basis trade and the steepening of the yield curve in periods of strength to support returns and to offset weakening performance as prepayments began to elevate. An all-time low mortgage rate environment caused prepayments to rise as over 80% of the mortgage universe became re-financeable midway through the fiscal year. The length and magnitude of the prepayment wave negatively impacted the performance of our portfolio as bonds originally purchased to weather the wave failed to perform as expected due to elevated prepayments. A large part of the portfolio, though, includes very seasoned securities that exhibit prepayment “burnout” as the remaining borrowers of the loans supporting the seasoned pools had numerous prior opportunities to refinance. Many of these securities also have very low remaining loan balances, which reduces the economic benefits from refinancing. We think that going forward, we should see a benefit in both carry and return as these positions remain resistant to higher prepayment rates and as the remaining mortgage universe susceptible to prepayments declines.

Even with the challenges this year from reduced carry in the portfolio, we have worked throughout the year to maintain an above-average dividend payout each month. The Fund has seen the dividend payout increase by over 20% in the past three years as we focus on product that gives us flexibility in managing the portfolio, while adding distributable income to the Fund. We continually seek to expand our portfolio to new products — this can benefit the Fund in the environment we face. We actively manage the duration of our portfolio, which usually benefits investors as rates move higher but could adversely affect returns in volatile environments. Ultimately, we strive to deliver a favorable return, while providing an above-market dividend to our investors.

Summary

The pandemic continues to take center stage as the greatest threat to markets re-opening and economic prosperity returning. The global economies remain well supported by governments trying to navigate a favorable result in unchartered territory. The U.S. economy seems better poised to return to normal as a larger part of our population has access to vaccinations and the fatigue factor of being locked down should go a long way towards moving our economy back to a more normal environment. There is much debate as to when the Fed will begin to ease off in their support of the rates market, and we expect rates to be higher than current levels as the economy improves. We’ve positioned the portfolio to benefit in a rising rate environment, which could enable the portfolio to outperform against other fixed income alternatives going forward. We remain agile in the management of our duration. We believe that our emphasis on call-protected securities is appropriate for this environment and we will continue to seek out securities that we view as having the best return potential in this market.

Sincerely,

David Lysenko, Edward Smith and Alan Swide

Stone Beach Investment Management; Sub-Advisor to the Fund

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	Bloomberg Barclays Mortgage-Backed Securities Index tracks agency mortgage packed pass-through securities (both fixed-rate and hybrid ARM) guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon, and vintage.

[2]	ICE BofAML High Yield US Corporates Cash Pay Index is an unmanaged index used as a general measure of market performance consisting of fixed-rate, coupon-bearing bonds with an outstanding par that is greater than or equal to $50 million, a maturity range greater than or equal to one year, and must be less than BBB/Baa3 rated but not in default.

[3]	Since inception returns assume inception date of 11/20/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

7091-NLD-07302021

Catalyst/Stone Beach Income Opportunity Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2021

The Fund’s performance figures* for each of the periods ended June 30, 2021, compared to its benchmarks:

	1 Year Return	Annualized 5 Year Return	Annualized Since Inception**
Class A	-3.77%	2.15%	2.17%
Class A with load	-8.34%	1.16%	1.41%
Class C	-4.43%	1.38%	1.40%
Class I	-3.43%	2.37%	2.40%
Bloomberg U.S. MBS Index (a)	-0.42%	2.27%	2.50%
ICE BofA Merrill Lynch High Yield U.S. Corporate Cash Pay Index (b)	15.48%	7.28%	5.94%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated November 1, 2020, the Fund’s total gross annual operating expenses are 2.24% for Class A, 2.96% for Class C and 1.99% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Bloomberg U.S. MBS Index tracks fixed-rate agency mortgage backed passthrough securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage. Investors cannot invest directly in an index.

(b)	The ICE BofA Merrill Lynch U.S. Corporate Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Investors cannot invest directly in an index.

**	Inception date is November 20, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Security Type & Issuer Type	% of Net Assets
Collateralized Mortgage Obligations	37.3%
Agency Fixed Rate	24.5%
Agency CMBS	2.4%
Specialty Finance	2.2%
Agency MBS Other	0.5%
Equity	0.5%
Electrical Equipment	0.4%
Non Agency CMBS	0.0%
Other/Cash & Equivalents	32.2%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

CATALYST INSIDER INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 21.8%
	ASSET MANAGEMENT — 11.5%
5,472,000	Prospect Capital Corporation	6.3750	03/01/25	$5,930,554
6,039,000	RWT Holdings, Inc.	5.7500	10/01/25	6,122,337
				12,052,891
	BIOTECH & PHARMA — 1.2%
1,310,000	Ligand Pharmaceuticals, Inc.	0.7500	05/15/23	1,304,517

	SPECIALTY FINANCE — 9.1%
5,856,000	Arbor Realty Trust, Inc.	4.7500	11/01/22	6,411,149
3,000,000	Two Harbors Investment Corporation	6.2500	01/15/22	3,060,000
				9,471,149

	TOTAL CONVERTIBLE BONDS (Cost $21,372,114)			22,828,557

	CORPORATE BONDS — 72.9%
	AEROSPACE & DEFENSE — 5.2%
484,000	General Dynamics Corporation	3.8750	07/15/21	484,403
4,590,000	TransDigm, Inc.(a)	8.0000	12/15/25	4,972,301
				5,456,704
	ASSET MANAGEMENT — 10.2%
4,780,000	Icahn Enterprises, L.P. / Icahn Enterprises	6.3750	12/15/25	4,956,382
2,635,000	Oppenheimer Holdings, Inc.	5.5000	10/01/25	2,761,348
2,861,000	Prospect Capital Corporation	3.7060	01/22/26	2,942,959
				10,660,689
	BIOTECH & PHARMA — 8.0%
4,000,000	AbbVie, Inc.	5.0000	12/15/21	4,038,144
4,300,000	Gilead Sciences, Inc.	4.4000	12/01/21	4,328,994
25,000	Johnson & Johnson	2.4500	12/05/21	25,243
				8,392,381
	CONSTRUCTION MATERIALS — 0.4%
376,000	Eagle Materials, Inc.	4.5000	08/01/26	385,601

	E-COMMERCE DISCRETIONARY — 0.7%
767,000	Amazon.com, Inc.	3.3000	12/05/21	773,128

The accompanying notes are an integral part of these financial statements.

CATALYST INSIDER INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 72.9% (Continued)
	HEALTH CARE FACILITIES & SERVICES — 6.4%
4,407,000	Centene Corporation	4.2500	12/15/27	$4,649,385
1,980,000	Universal Health Services, Inc.(a)	5.0000	06/01/26	2,037,222
				6,686,607
	HOUSEHOLD PRODUCTS — 0.6%
600,000	Procter & Gamble Company	1.7000	11/03/21	603,235

	REAL ESTATE INVESTMENT TRUSTS — 9.7%
2,400,000	CyrusOne, L.P. / CyrusOne Finance Corporation	2.9000	11/15/24	2,537,472
1,725,000	Omega Healthcare Investors, Inc.	4.5000	01/15/25	1,886,184
3,000,000	Omega Healthcare Investors, Inc.	4.5000	04/01/27	3,360,735
2,110,000	Sabra Health Care, L.P.	5.1250	08/15/26	2,376,100
				10,160,491
	RETAIL - DISCRETIONARY — 9.4%
9,350,000	Carvana Company(a)	5.6250	10/01/25	9,745,084

	SEMICONDUCTORS — 2.5%
186,000	Broadcom Corp / Broadcom Cayman Finance Ltd.	3.1250	01/15/25	198,732
2,173,000	Broadcom Corp / Broadcom Cayman Finance Ltd.	3.8750	01/15/27	2,402,022
				2,600,754
	SOFTWARE — 3.6%
1,286,000	CA, Inc.	4.5000	08/15/23	1,374,470
204,000	Microsoft Corporation	2.4000	02/06/22	206,418
506,000	Microsoft Corporation	2.3750	02/12/22	512,065
1,500,000	VMware, Inc.	4.5000	05/15/25	1,675,753
				3,768,706
	STEEL — 2.0%
2,000,000	Steel Dynamics, Inc.	5.0000	12/15/26	2,094,207

	TECHNOLOGY HARDWARE — 9.3%
294,000	Apple, Inc.	2.5000	02/09/22	297,554
1,202,000	Apple, Inc.	2.3000	05/11/22	1,221,865
3,000,000	Apple, Inc.	2.8500	02/23/23	3,116,314

The accompanying notes are an integral part of these financial statements.

CATALYST INSIDER INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 72.9% (Continued)
	TECHNOLOGY HARDWARE — 9.3% (Continued)
2,395,000	Cisco Systems, Inc.	1.8500	09/20/21	$2,400,574
2,450,000	Dell International, LLC / EMC Corporation	5.4500	06/15/23	2,658,346
				9,694,653
	TECHNOLOGY SERVICES — 4.9%
5,000,000	Visa, Inc.	2.8000	12/14/22	5,166,411

	TOTAL CORPORATE BONDS (Cost $74,841,469)			76,188,651

Shares
	SHORT-TERM INVESTMENTS — 3.5%
	MONEY MARKET FUNDS - 3.5%
3,678,355	First American Government Obligations Fund, Class U, 0.03% (Cost $3,678,355)(b)			3,678,355

	TOTAL INVESTMENTS - 98.2% (Cost $99,891,938)			$102,695,563
	OTHER ASSETS IN EXCESS OF LIABILITIES- 1.8%			1,894,646
	NET ASSETS - 100.0%			$104,590,209

LLC - Limited Liability Company

LP - Limited Partnership

LTD - Limited Company

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021 the total market value of 144A securities is 16,754,607 or 16.0% of net assets.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2021.

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS
June 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 95.1%
	AUTO LOAN — 0.0%(a)
85,000	First Investors Auto Owner Trust 2017-2(b)		3.5600	09/15/23	$86,328

	COLLATERALIZED MORTGAGE OBLIGATIONS — 49.1%
5,009,003	Adjustable Rate Mortgage Trust 2005-12(c)	US0001M + 0.500%	0.5920	03/25/36	2,476,912
332,301	Adjustable Rate Mortgage Trust 2007-3(b),(d)		5.0380	11/25/37	305,491
378,677	Alternative Loan Trust 2005-11CB		5.5000	06/25/35	366,676
134,329	Alternative Loan Trust 2005-28CB		6.0000	08/25/35	91,327
315,920	Alternative Loan Trust 2005-3CB		5.0000	03/25/35	309,260
1,941,723	Alternative Loan Trust 2005-61(c)	US0001M + 0.740%	0.8310	12/25/35	1,843,457
920,897	Alternative Loan Trust 2005-64CB		6.0000	12/25/35	924,802
590,903	Alternative Loan Trust 2005-65CB		6.0000	01/25/36	542,059
2,650,076	Alternative Loan Trust 2005-69(c)	12MTA + 1.000%	1.1160	12/25/35	2,584,152
328,839	Alternative Loan Trust 2005-7CB		5.5000	03/25/35	325,531
964,566	Alternative Loan Trust 2005-J12(d)		5.4150	11/25/35	667,782
996,931	Alternative Loan Trust 2005-J13		5.5000	11/25/35	878,394
812,701	Alternative Loan Trust 2006-12CB(c)	US0001M + 5.750%	5.7500	05/25/36	600,067
592,943	Alternative Loan Trust 2006-12CB		6.0000	05/25/36	449,590
3,070,288	Alternative Loan Trust 2006-16CB		6.0000	06/25/36	2,470,819
1,265,435	Alternative Loan Trust 2006-45T1		6.0000	02/25/37	949,612
1,676,228	Alternative Loan Trust 2006-4CB		5.5000	04/25/36	1,620,746
1,464,843	Alternative Loan Trust 2006-9T1		6.0000	05/25/36	960,276
2,529,473	Alternative Loan Trust 2007-12T1		6.0000	06/25/37	1,783,245
2,782,421	Alternative Loan Trust 2007-12T1		6.0000	06/25/37	1,961,570
637,397	Alternative Loan Trust 2007-20		6.2500	08/25/47	499,408
2,250,988	Alternative Loan Trust 2007-23CB		6.5000	09/25/37	1,785,975
291,650	Banc of America Alternative Loan Trust 2006-4		6.0000	05/25/46	292,277
378,872	Banc of America Alternative Loan Trust 2006-5		6.0000	06/25/46	372,298
11,800	Banc of America Funding 2004-3 Trust		5.5000	10/25/34	11,765
226,319	Banc of America Funding 2005-5 Trust		5.5000	09/25/35	241,379
385,570	Banc of America Funding 2005-H Trust(d)		2.8000	11/20/35	372,336
61,735	Banc of America Funding 2006 J Trust(d)		3.2090	01/20/47	60,472
211,238	Banc of America Funding 2006 J Trust(d)		3.3480	01/20/47	202,817
143,487	Banc of America Funding 2006-5 Trust		6.0000	09/25/36	140,997
751,538	Banc of America Funding 2006-H Trust(d)		3.2000	09/20/46	730,251
133,234	Banc of America Funding 2007-2 Trust(d)		8.0080	03/25/37	135,184
562,976	Banc of America Funding 2007-4 Trust(e)		5.7740	05/25/37	575,423

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 95.1% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 49.1% (Continued)
3,411,176	Banc of America Funding 2007-4 Trust		6.0000	06/25/37	$3,436,112
225,389	Banc of America Funding 2007-A Trust(c)	US0001M + 0.420%	0.5130	02/20/47	213,594
469,635	Banc of America Funding 2009-R9 Trust(b),(d)		3.6790	11/26/21	433,422
485,595	Banc of America Funding 2010-R8 Trust(b)		5.7500	05/26/36	438,725
173,585	Banc of America Mortgage 2005-A Trust 1A1(d)		2.4930	02/25/35	156,114
11,464	Banc of America Mortgage 2005-A Trust 2A1(d)		2.5810	02/25/35	11,897
21,361	Banc of America Mortgage 2005-G Trust(d)		3.2280	08/25/35	20,524
341,478	Banc of America Mortgage 2006-2 Trust(c)	US0001M + 6.000%	6.0000	07/25/46	335,688
516,533	Banc of America Mortgage 2006-A Trust(d)		2.7860	02/25/36	513,189
272,339	Banc of America Mortgage 2007-2 Trust A6		5.7500	05/25/37	247,593
805,542	Banc of America Mortgage 2007-2 Trust A3		6.0000	05/25/37	739,179
169,333	Bear Stearns ALT-A Trust 2005-4 (d)		2.6180	05/25/35	173,745
222,968	Bear Stearns ALT-A Trust 2005-7 (d)		3.0330	09/25/35	174,654
1,056,321	Bear Stearns ALT-A Trust 2006-6 (d)		3.0710	11/25/36	710,252
334,869	Bear Stearns ALT-A Trust 2006-8 (d)		2.9420	08/25/46	267,207
100,935	Bear Stearns ARM Trust 2004-7(d)		2.6250	10/25/34	87,406
192,915	Bear Stearns ARM Trust 2005-12(d)		3.2310	02/25/36	185,208
42,990	Bear Stearns ARM Trust 2006-2(d)		3.0580	07/25/36	42,253
381,782	Bear Stearns ARM Trust 2006-4(d)		2.8690	10/25/36	371,768
217,229	Bear Stearns Asset Backed Securities I Trust 2006-AC3(c)	US0001M + 0.400%	0.4920	05/25/36	97,239
560,807	Chase Mortgage Finance Trust Series 2006-S2		6.2500	10/25/36	352,737
358,140	Chase Mortgage Finance Trust Series 2006-S3		6.0000	11/25/36	242,692
344,885	Chase Mortgage Finance Trust Series 2006-S4		6.0000	12/25/36	237,245
258,061	ChaseFlex Trust Series 2005-2		6.5000	06/25/35	206,803
366,835	ChaseFlex Trust Series 2007-1		6.5000	02/25/37	200,786
81,596	Chevy Chase Funding, LLC Mortgage-Backed Certificates Series 2004-1(b),(c)	US0001M + 0.330%	0.4210	01/25/35	83,404
117,463	CHL Mortgage Pass-Through Trust 2003-56(d)		3.7210	12/25/33	122,832
613,417	CHL Mortgage Pass-Through Trust 2004-HYB6(d)		2.7600	11/20/34	634,035
829,412	CHL Mortgage Pass-Through Trust 2005-21		5.5000	10/25/35	685,628
691,787	CHL Mortgage Pass-Through Trust 2005-HYB9(c)	US0012M + 1.750%	2.1090	02/20/36	694,817
699,947	CHL Mortgage Pass-Through Trust 2006-12		6.0000	07/25/36	531,506
141,536	CHL Mortgage Pass-Through Trust 2006-J4		6.2500	09/25/36	87,695
1,853,750	CHL Mortgage Pass-Through Trust 2007-1		6.0000	03/25/37	1,426,725
2,238,806	CHL Mortgage Pass-Through Trust 2007-11		6.0000	08/25/37	1,568,206
884,347	CHL Mortgage Pass-Through Trust 2007-17		6.7500	10/25/37	387,446
426,279	CHL Mortgage Pass-Through Trust 2007-5		5.7500	05/25/37	326,685

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 95.1% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 49.1% (Continued)
371,177	CHL Mortgage Pass-Through Trust 2007-8		6.0000	01/25/38	$258,767
615,647	CHL Mortgage Pass-Through Trust 2007-HY3(d)		3.2440	06/25/47	635,944
183,693	CHL Mortgage Pass-Through Trust 2007-J2		6.0000	07/25/37	107,195
1,010,289	Citicorp Mortgage Securities Trust Series 2006-3		6.2500	06/25/36	1,027,121
2,352,358	Citicorp Mortgage Securities Trust Series 2008-1		6.2500	02/25/38	2,392,711
674,455	Citigroup Mortgage Loan Trust 2006-AR5(d)		2.8500	07/25/36	629,070
378,016	Citigroup Mortgage Loan Trust 2007-6(d)		2.2410	03/25/37	340,786
164,830	Citigroup Mortgage Loan Trust 2009-6(b),(d)		6.0000	08/25/22	162,855
517,429	Citigroup Mortgage Loan Trust, Inc.(b),(c)	US0001M + 0.350%	0.4420	02/25/31	496,408
4,004,768	Citigroup Mortgage Loan Trust, Inc.(d)		2.4730	05/25/47	3,899,566
759,760	CitiMortgage Alternative Loan Trust Series 2007-A2		6.0000	02/25/37	769,899
170,911	CitiMortgage Alternative Loan Trust Series 2007-A3(d)		6.0000	03/25/37	176,118
2,000,000	COLT 2020-1R Mortgage Loan Trust(b),(d)		4.3100	09/25/65	2,037,579
321,536	Credit Suisse First Boston Mortgage Securities 2005-11 8A4		6.0000	12/25/35	312,953
755,376	Credit Suisse First Boston Mortgage Securities 2005-12 1A1		6.5000	01/25/36	336,774
407,721	Credit Suisse First Boston Mortgage Securities 2005-12 5A1		5.2500	01/25/36	409,015
284,419	Credit Suisse First Boston Mortgage Securities 2005-5 6A3		5.0000	07/25/35	287,835
3,061,041	Credit Suisse First Boston Mortgage Securities 2005-8 2A1		6.0000	09/25/35	1,672,873
49,261	CSFB Mortgage-Backed Pass-Through Certificates Series 2003-29		6.5000	12/25/33	50,675
19,356	CSFB Mortgage-Backed Pass-Through Certificates Series 2004-AR5(d)		2.3560	06/25/34	19,768
237,270	CSFB Mortgage-Backed Pass-Through Certificates Series 2005-10		5.7500	11/25/35	155,531
827,906	CSMC 2019-RPL8 Trust(b),(d)		3.3220	10/25/58	834,301
5,808,041	CSMC Mortgage-Backed Trust 2006-3		6.0000	04/25/36	3,060,287
2,008,353	CSMC Mortgage-Backed Trust 2006-3(e)		6.1640	04/25/36	322,614
6,504,880	CSMC Mortgage-Backed Trust 2006-3(e)		6.3100	04/25/36	1,044,967
1,698,164	CSMC Mortgage-Backed Trust 2006-5		6.2500	06/25/36	600,129
787,662	CSMC Mortgage-Backed Trust 2006-5		6.5000	06/25/36	261,221
2,992,960	CSMC Mortgage-Backed Trust 2006-7		6.5000	08/25/36	914,170
5,113,473	CSMC Mortgage-Backed Trust 2006-9		6.0000	11/25/36	4,216,163
1,821,741	CSMC Mortgage-Backed Trust 2007-1 5413		6.0000	02/25/37	1,608,093
638,024	CSMC Mortgage-Backed Trust 2007-1 5A4		6.0000	02/25/37	567,581
72,803	CSMC Mortgage-Backed Trust 2007-5		6.0000	10/25/24	74,632
714,099	Deutsche Mortgage Securities Inc Mortgage Loan Trust 2004-4(d)		3.1040	06/25/34	733,727
101,658	Deutsche Mortgage Securities Inc Mortgage Loan Trust Series 2004-2(e)		5.5900	01/25/34	103,675
735,632	DSLA Mortgage Loan Trust 2004-AR2(c)	US0001M + 0.800%	0.8930	11/19/44	710,792
47,753	First Horizon Alternative Mortgage Securities 2004-AA3(d)		2.3330	09/25/34	47,448

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 95.1% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 49.1% (Continued)
14,448	First Horizon Alternative Mortgage Securities 2005-AA6(d)		2.3080	08/25/35	$13,510
293,778	First Horizon Alternative Mortgage Securities 2006-FA1		6.0000	04/25/36	203,960
580,825	First Horizon Alternative Mortgage Securities 2006-FA3		6.0000	07/25/36	394,722
39,965	First Horizon Mortgage Pass-Through Trust 2000-H(d)		2.5510	05/25/30	40,202
406,549	First Horizon Mortgage Pass-Through Trust 2007-AR3(d)		3.1440	11/25/37	399,110
88,958	GMACM Mortgage Loan Trust 2005-AR1(d)		2.7340	03/18/35	90,143
267,493	GMACM Mortgage Loan Trust 2006-J1		5.7500	04/25/36	266,780
145,497	GSMPS Mortgage Loan Trust(b),(d)		7.5000	06/19/27	145,522
230,965	GSMPS Mortgage Loan Trust(b),(d)		8.0000	09/19/27	231,193
190,756	GSR Mortgage Loan Trust 2003-5F 2A1		4.0000	08/25/32	197,806
91,530	GSR Mortgage Loan Trust 2004-14 3A2(d)		2.9130	12/25/34	96,105
97,963	GSR Mortgage Loan Trust 2004-2F 6A1		7.0000	01/25/34	104,925
88,512	GSR Mortgage Loan Trust 2004-6F 1A2		5.0000	05/25/34	87,489
579,375	GSR Mortgage Loan Trust 2005-9F 2A1		6.0000	01/25/36	406,603
209,466	GSR Mortgage Loan Trust 2005-AR4 4A1(d)		2.2500	07/25/35	209,309
1,907,590	GSR Mortgage Loan Trust 2006-2F 2A13		5.7500	02/25/36	1,961,990
2,015,628	GSR Mortgage Loan Trust 2006-2F 2A17		5.7500	02/25/36	2,073,110
335,689	GSR Mortgage Loan Trust 2006-3F 2A7		5.7500	03/25/36	367,725
536,106	GSR Mortgage Loan Trust 2006-9F 4A1		6.5000	10/25/36	381,737
23,633	GSR Mortgage Loan Trust 2006-AR1 2A1(d)		2.9480	01/25/36	24,177
343,223	GSR Mortgage Loan Trust 2007-1F 3A1		6.0000	01/25/37	296,444
182,770	HomeBanc Mortgage Trust 2004-2(c)	US0001M + 0.740%	0.8310	12/25/34	192,768
101,524	HomeBanc Mortgage Trust 2005-5(c)	US0001M + 0.680%	0.7720	01/25/36	100,880
496,738	HSI Asset Loan Obligation Trust 2007-2		6.0000	09/25/37	246,162
1,077,904	Impac CMB Trust Series 2004-10(c)	US0001M + 0.640%	0.7310	03/25/35	1,058,441
184,795	Impac CMB Trust Series 2004-10(c)	US0001M + 0.740%	0.8310	03/25/35	182,461
511,116	Impac CMB Trust Series 2004-9(c)	US0001M + 0.880%	0.9710	01/25/35	515,333
1,224,894	Impac CMB Trust Series 2004-9(c)	US0001M + 0.975%	1.0660	01/25/35	1,213,228
1,776,651	Impac CMB Trust Series 2005-1(c)	US0001M + 0.750%	0.8420	04/25/35	1,731,770
104,555	Impac CMB Trust Series 2005-4(c)	US0001M + 0.460%	0.7810	05/25/35	101,536
1,361,619	IndyMac INDX Mortgage Loan Trust 2004-AR2(d)		2.8430	06/25/34	1,315,337
27,918	IndyMac INDX Mortgage Loan Trust 2004-AR6(d)		2.8680	10/25/34	27,672
102,027	IndyMac INDX Mortgage Loan Trust 2005-AR3(d)		2.7380	04/25/35	104,990
142,853	IndyMac INDX Mortgage Loan Trust 2005-AR5(d)		2.7090	05/25/35	111,182
1,497,317	JP Morgan Alternative Loan Trust		6.5000	12/25/35	874,401
299,183	JP Morgan Alternative Loan Trust 2006-S1		6.0000	03/25/36	233,312

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 95.1% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 49.1% (Continued)
6,335	JP Morgan Mortgage Trust 2004-A3 2A1(d)		2.2400	07/25/34	$6,524
269,095	JP Morgan Mortgage Trust 2004-S1 1A7		5.0000	09/25/34	279,872
34,328	JP Morgan Mortgage Trust 2005-A1 4A1(d)		2.8390	02/25/35	35,154
49,503	JP Morgan Mortgage Trust 2005-A6 1A2(d)		2.9680	09/25/35	50,854
428,485	JP Morgan Mortgage Trust 2005-S3 1A1		6.5000	01/25/36	329,702
1,098,537	JP Morgan Mortgage Trust 2006-A2 2A1(d)		2.7950	04/25/36	1,084,383
48,085	JP Morgan Mortgage Trust 2006-A2 2A2(d)		2.7950	04/25/36	48,922
549,899	JP Morgan Mortgage Trust 2007-A1 5A4(d)		2.5770	07/25/35	553,404
106,237	JP Morgan Mortgage Trust 2007-A1 5A6(d)		2.5770	07/25/35	108,434
194,499	JP Morgan Mortgage Trust 2007-S1 2A10		6.0000	03/25/37	129,174
200,447	Lehman Mortgage Trust 2005-3		6.0000	01/25/36	76,929
58,760	Lehman Mortgage Trust 2007-9		6.0000	10/25/37	63,577
11,768	MASTR Adjustable Rate Mortgages Trust 2003-5(d)		1.6480	11/25/33	11,523
37,990	MASTR Adjustable Rate Mortgages Trust 2004-4(d)		2.7070	05/25/34	38,937
287,142	MASTR Adjustable Rate Mortgages Trust 2006-2(d)		2.8480	04/25/36	288,234
13,377	MASTR Alternative Loan Trust 2004-5		5.5000	06/25/34	13,734
126,416	MASTR Alternative Loan Trust 2005-3		6.0000	03/25/35	127,810
433,497	MASTR Alternative Loan Trust 2005-5		5.5000	07/25/25	435,069
187,488	MASTR Alternative Loan Trust 2005-6		5.5000	12/25/35	179,851
1,228,952	MASTR Asset Securitization Trust 2004-11		5.7500	12/25/34	1,257,794
1,437,178	MASTR Asset Securitization Trust 2004-3		5.5000	03/25/34	1,452,137
351	MASTR Asset Securitization Trust 2005-1(h)		5.0000	05/25/20	351
685,659	Merrill Lynch Alternative Note Asset Trust Series 2007-A2(c)	US0001M + 0.600%	0.3920	03/25/37	43,770
60,853	Merrill Lynch Mortgage Investors Trust MLMI Series 2002-A3(d)		2.4780	09/25/32	62,697
375,945	Merrill Lynch Mortgage Investors Trust Series 2006-AF2		6.2500	10/25/36	248,082
208,211	Merrill Lynch Mortgage Investors Trust Series MLMI Series 2005-A1-1A(d)		3.0780	12/25/34	223,611
245,154	Morgan Stanley Dean Witter Capital I Inc Trust 2003-HYB1(d)		1.5860	03/25/33	250,969
34,226	Morgan Stanley Mortgage Loan Trust 2004-5AR(d)		1.9760	07/25/34	36,109
1,000,000	Morgan Stanley Mortgage Loan Trust 2005-6AR(c)	US0001M + 2.025%	2.1170	11/25/35	999,658
1,091,146	Morgan Stanley Mortgage Loan Trust 2006-2(d)		5.5210	02/25/36	871,973
386,582	Morgan Stanley Mortgage Loan Trust 2006-2		5.7500	02/25/36	380,491
786,346	Morgan Stanley Mortgage Loan Trust 2006-2		6.5000	02/25/36	567,451
785,177	Morgan Stanley Mortgage Loan Trust 2006-7		6.0000	06/25/36	602,009
644,151	Morgan Stanley Mortgage Loan Trust 2006-8AR(d)		3.4350	06/25/36	567,352
473,154	MortgageIT Trust 2004-2(c)	US0001M + 1.800%	1.8920	12/25/34	468,453
12,400	MortgageIT Trust 2005-1(c)	US0001M + 1.250%	1.3420	02/25/35	12,325

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 95.1% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 49.1% (Continued)
1,211,714	MRFC Mortgage Pass-Through Trust Series 1999-TBC2(c)	US0001M + 0.480%	0.5530	06/15/30	$1,217,769
1,923,050	New Century Alternative Mortgage Loan Trust 2006-ALT1 AF2(d)		5.9090	07/25/36	738,406
687,054	New Century Alternative Mortgage Loan Trust 2006-ALT2 AF4(e)		5.0230	10/25/36	243,188
674,905	New Century Alternative Mortgage Loan Trust 2006-ALT2 AF5(e)		5.0230	10/25/36	238,821
631,210	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2004-AP2(e)		6.0000	07/25/34	619,033
1,334,853	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2005-AP3(d)		5.3180	08/25/35	875,212
625,980	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2005-AR4(c)	US0001M + 0.580%	0.6720	08/25/35	417,725
500,067	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2005-AR5(d)		2.3100	10/25/35	468,264
3,392,629	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2006-AR2(c)	US0001M + 0.400%	0.4920	04/25/36	1,117,368
21,499	Prime Mortgage Trust 2006-CL1(c)	US0001M + 0.500%	0.5920	02/25/35	20,976
459,013	RALI Series 2005-QO1 Trust(c)	12MTA + 1.500%	1.6160	08/25/35	424,990
4,006,912	RALI Series 2006-QO2 Trust(c)	US0001M + 0.540%	0.6320	02/25/46	1,238,907
2,793,920	RALI Series 2006-QO3 Trust(c)	US0001M + 0.520%	0.6110	04/25/46	1,130,487
5,931,754	RALI Series 2006-QO6 Trust(c)	US0001M + 0.360%	0.4520	06/25/46	1,926,532
6,991,518	RALI Series 2006-QO6 Trust(c)	US0001M + 0.520%	0.6110	06/25/46	2,370,385
120,701	RALI Series 2006-QS16 Trust		6.0000	11/25/36	115,779
110,082	RALI Series 2006-QS17 Trust		6.0000	12/25/36	107,592
314,390	Residential Asset Securitization Trust 2004-A7 A2		5.5000	10/25/34	312,644
7,145,712	Residential Asset Securitization Trust 2005-A11CB 2A1		4.8500	10/25/35	4,472,169
148,258	Residential Asset Securitization Trust 2005-A4 A1(c)	US0001M + 0.450%	0.5420	04/25/35	92,531
525,997	Residential Asset Securitization Trust 2006-A1 1A1		6.0000	04/25/36	362,330
918,246	Residential Asset Securitization Trust 2006-A13 A1		6.2500	12/25/36	515,281
730,109	Residential Asset Securitization Trust 2006-A6 1A1		6.5000	07/25/36	368,683
3,619,183	Residential Asset Securitization Trust 2006-A6 1A13		6.0000	07/25/36	1,774,313
2,795,289	Residential Asset Securitization Trust 2006-A6 1A14		6.0000	07/25/36	1,370,393
317,444	Residential Asset Securitization Trust 2007-A1 A8		6.0000	03/25/37	175,415
1,734,041	Residential Asset Securitization Trust 2007-A1 A9		5.7500	03/25/37	923,200
446,555	Residential Asset Securitization Trust 2007-A2 1A2		6.0000	04/25/37	362,227
1,143,914	Residential Asset Securitization Trust 2007-A5 2A5		6.0000	05/25/37	944,338
373,092	Residential Asset Securitization Trust 2007-A7 A6		6.0000	07/25/37	215,021
230,190	Residential Asset Securitization Trust 2007-A8 1A2		6.0000	08/25/37	184,848
2,199,905	Residential Asset Securitization Trust 2007-A8 3A1(d)		6.2110	08/25/22	1,586,682
1,398,449	Residential Asset Securitization Trust 2007-A9 A3		6.2500	09/25/37	813,042
14,201	RFMSI Series 2005-SA3 Trust(d)		2.9680	08/25/35	13,617

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 95.1% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 49.1% (Continued)
74,159	RFMSI Series 2006-S3 Trust		5.5000	03/25/36	$72,069
809,297	RFMSI Series 2007-S1 Trust		6.0000	01/25/37	800,871
1,606,492	RFMSI Series 2007-S1 Trust		6.0000	01/25/37	1,589,761
263,471	RFMSI Series 2007-S6 Trust		6.0000	06/25/37	260,835
751,470	Sequoia Mortgage Trust 2018-CH4(b),(d)		5.0230	10/25/48	784,619
199,079	Structured Adjustable Rate Mortgage Loan Trust(d)		1.2560	11/25/34	190,646
271,675	Structured Adjustable Rate Mortgage Loan Trust(d)		1.7180	01/25/35	272,779
404,151	Structured Adjustable Rate Mortgage Loan Trust(d)		2.7660	04/25/35	412,214
45,383	Structured Asset Securities Corp Mor Cer Ser 2003-31A(d)		2.3780	10/25/33	46,590
93,844	Structured Asset Securities Corp Mortgage Pass-Through Ctfs Ser2003-34A(d)		2.3290	11/25/33	93,214
2,016,720	Structured Asset Securities Corporation(b),(d)		4.4970	04/15/27	2,009,876
1,401,530	SunTrust Alternative Loan Trust 2006-1F		6.5000	04/25/36	896,988
292,432	Suntrust Alternative Loan Trust Series 2005-1F		5.7500	12/25/35	289,910
20,785,000	TBW Mortgage-Backed Trust 2006-5(e)		6.7000	11/25/36	5,645,849
683,891	TBW Mortgage-Backed Trust 2006-6(c)	US0001M + 0.360%	0.4520	01/25/37	234,541
578,936	TBW Mortgage-Backed Trust 2006-6(e)		5.7500	01/25/37	279,552
183,597	TBW Mortgage-Backed Trust Series 2006-2		5.5000	07/25/36	42,448
4,742,816	TBW Mortgage-Backed Trust Series 2006-3		6.5000	07/25/36	2,146,221
7,609,856	Thornburg Mortgage Securities Trust 2006-3(d)		2.1110	06/25/46	6,527,091
18,696	Thornburg Mortgage Securities Trust 2006-4(d)		2.9700	07/25/36	17,262
2,236,070	Thornburg Mortgage Securities Trust 2007-2(c)	US0012M + 1.250%	1.4930	06/25/37	2,226,768
474,664	Thornburg Mortgage Securities Trust 2007-3(c)	US0012M + 1.250%	1.4930	06/25/47	406,589
573,000	Verus Securitization Trust 2020-2(b),(d)		5.3600	05/25/60	609,296
1,739,065	Voyager CNTYW Delaware Trust(b),(d)		0.3230	03/16/30	1,646,870
168,391	WaMu Mortgage Pass-Through Certificates Series 2003-AR9 Trust(d)		2.7860	09/25/33	161,936
111,273	WaMu Mortgage Pass-Through Certificates Series 2004-AR14 Trust(d)		2.7930	01/25/35	112,903
285,539	WaMu Mortgage Pass-Through Certificates Series 2005-AR16 Trust(d)		2.7350	12/25/35	290,983
144,889	WaMu Mortgage Pass-Through Certificates Series 2005-AR18 Trust(d)		3.4030	01/25/36	144,501
579,267	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust(d)		3.1430	02/25/37	580,772
1,280,717	Washington Mutual Mortgage Pass-Through Certficates WMALT Series2006-7 Trust(e)		4.1460	09/25/36	544,090
447,870	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 Trust		6.0000	11/25/35	453,857
704,863	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-8 Trust(e)		4.2170	10/25/36	362,127
2,739,096	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-9 Trust(e)		4.4750	10/25/36	1,120,624
869,554	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-9 Trust(e)		4.4750	10/25/36	355,555

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 95.1% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 49.1% (Continued)
348,609	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-4 Trust		5.5000	06/25/37	$353,401
862,390	Wells Fargo Alternative Loan 2005-1 Trust		5.5000	02/25/35	854,693
55,720	Wells Fargo Alternative Loan 2007-PA2 Trust(c)	US0001M + 0.430%	0.5210	06/25/37	44,559
323,785	Wells Fargo Mortgage Backed Securities 2006-7 Trust		6.0000	06/25/36	323,399
96,961	Wells Fargo Mortgage Backed Securities 2006-AR14 Trust(d)		2.5490	10/25/36	91,236
					164,221,621
	HOME EQUITY — 18.3%
14,062	ABFC 2003-AHL1 Trust(c)	US0001M + 1.275%	1.3660	03/25/33	14,280
379,127	ABFC 2005-AQ1 Trust(e)		4.5940	06/25/35	394,822
1,352,028	ABFC 2005-WF1 Trust(c)	US0001M + 2.550%	2.6420	02/25/34	1,365,771
2,219,760	ABFC 2006-HE1 Trust(c)	US0001M + 0.220%	0.3120	01/25/37	1,589,111
179,051	ABFS Mortgage Loan Trust 2000-3(e)		8.1100	09/15/31	174,255
146,427	Accredited Mortgage Loan Trust 2003-2(c)	US0001M + 0.370%	0.8310	10/25/33	143,886
280,656	Accredited Mortgage Loan Trust 2003-3(c)	US0001M + 0.380%	0.8520	01/25/34	269,929
375,167	Accredited Mortgage Loan Trust 2004-3(e)		6.0000	10/25/34	378,308
1,866,644	AFC Home Equity Loan Trust(c)	US0001M + 0.650%	0.7410	06/25/29	1,535,618
123,553	AFC Home Equity Loan Trust 1998-1(c)	US0001M + 0.660%	0.7520	04/25/28	122,908
406,783	AFC Home Equity Loan Trust 1998-2(c)	US0001M + 0.550%	0.6410	06/25/28	401,119
73,969	Ameriquest Mort Sec, Inc. Asset Bcked Ps Thr Cert Ser 2002-AR1(c)	US0001M + 1.950%	2.0410	09/25/32	77,192
167,056	Amresco Residential Securities Corp Mortgage Loan Trust 1997-3(d)		5.2550	09/25/27	168,301
87,198	Argent Securities Trust 2006-W1(c)	US0001M + 0.600%	0.6910	03/25/36	84,124
779,071	Bayview Financial Acquisition Trust(c)	US0001M + 0.350%	0.4450	05/28/37	702,463
1,500,000	Bayview Financial Mortgage Pass-Through Trust 2005-C(c)	US0001M + 1.200%	0.8950	06/28/44	1,481,121
1,142,396	Bayview Financial Mortgage Pass-Through Trust 2007-B(c)	US0001M + 0.700%	0.7950	08/28/47	515,097
3,488,645	Bayview Financial Mortgage Pass-Through Trust 2007-B(c)	US0001M + 0.850%	0.9450	08/28/47	1,598,312
334,034	Bear Stearns Asset Backed Securities I Trust 2004-FR2(c)	US0001M + 2.625%	2.7160	06/25/34	339,164
208,690	Bear Stearns Asset Backed Securities I Trust 2004-FR3(c)	US0001M + 1.755%	1.8470	09/25/34	211,013
206,705	Bear Stearns Asset Backed Securities I Trust 2004-HE7(c)	US0001M + 0.900%	0.9920	08/25/34	203,839
111,644	Bear Stearns Asset Backed Securities I Trust 2004-HE7(c)	US0001M + 2.925%	3.0170	08/25/34	110,277
457,270	Bear Stearns Asset Backed Securities Trust 2004-HE3(c)	US0001M + 2.775%	2.8660	04/25/34	460,273
22,411	CDC Mortgage Capital Trust 2003-HE4(c)	US0001M + 0.620%	0.7120	03/25/34	21,854
18,757	Centex Home Equity Loan Trust 2002-A		5.5400	01/25/32	19,318
180,852	CHEC Loan Trust 2004-2(c)	US0001M + 0.960%	1.0510	06/25/34	181,307
359,853	Countrywide Asset-Backed Certificates(e)		5.1150	02/25/35	359,814
388,044	Delta Funding Home Equity Loan Trust 1999-3(c)	US0001M + 0.820%	0.8930	09/15/29	378,802
198,723	EMC Mortgage Loan Trust 2001-A(b),(c)	US0001M + 0.740%	0.8310	05/25/40	197,274

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 95.1% (Continued)
	HOME EQUITY — 18.3% (Continued)
179,003	GE Mortgage Services, LLC(d)		6.6450	09/25/28	$184,374
99,005	GSAA Home Equity Trust 2005-12(d)		5.0690	09/25/35	84,257
147,967	GSAA Home Equity Trust 2005-3(c)	US0001M + 1.950%	2.0410	12/25/34	146,320
268,227	GSAA Home Equity Trust 2006-1(c)	US0001M + 0.660%	0.7520	01/25/36	156,408
2,512,000	GSAA Home Equity Trust 2006-14(c)	US0001M + 0.560%	0.6510	09/25/36	142,668
1,724,533	GSAA Home Equity Trust 2006-15(e)		5.8760	09/25/36	687,869
779,618	GSAA Home Equity Trust 2006-18(e)		5.6820	11/25/36	297,949
2,076,558	GSAA Home Equity Trust 2006-18(d)		5.8220	11/25/36	201,224
1,427,020	GSAA Home Equity Trust 2006-18(e)		6.0220	11/25/36	137,314
1,655,000	GSAA Home Equity Trust 2006-18(e)		6.0900	11/25/36	159,000
10,432,329	GSAA Home Equity Trust 2006-3(c)	US0001M + 0.700%	0.7910	03/25/36	836,311
1,374,398	GSAA Home Equity Trust 2006-6(d)		5.6870	03/25/36	587,881
2,716,842	GSAA Home Equity Trust 2006-6(d)		5.7340	03/25/36	1,162,678
126,982	GSAA Home Equity Trust 2006-6(e)		6.1210	03/25/36	54,348
708,205	GSAA Home Equity Trust 2006-9(c)	US0001M + 0.320%	0.4120	06/25/36	241,395
740,268	GSAA Trust(e)		6.7200	03/25/46	428,380
629,470	GSR Mortgage Loan Trust 2005-AR3 6A1(d)		2.8010	05/25/35	620,955
35,671	Home Equity Asset Trust(c)	US0001M + 1.900%	1.9910	11/25/32	35,504
44,563	Home Equity Asset Trust(c)	US0001M + 2.370%	2.4620	08/25/33	46,324
275,334	Home Equity Asset Trust(c)	US0001M + 2.100%	2.1920	07/25/34	276,788
735,695	Home Equity Asset Trust(c)	US0001M + 1.600%	1.6910	03/25/35	725,827
4,248,299	Home Equity Loan Trust 2006-HSA2(d)		5.5500	03/25/36	1,502,836
65,666	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2002-B(c)	US0001M + 1.425%	1.5160	10/25/33	66,932
281,142	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2003-A(c)	US0001M + 0.860%	0.9520	10/25/33	278,402
184,628	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-C(c)	US0001M + 2.625%	2.7160	03/25/35	187,592
23,883	Irwin Home Equity Loan Trust 2004-1()	US0001M + 3.075%	3.1660	12/25/34	23,717
49,243	Mastr Asset Backed Securities Trust 2003-WMC2(c)	US0001M + 6.000%	4.1620	08/25/33	49,586
10,902,695	Mastr Asset Backed Securities Trust 2005-NC2(c)	US0001M + 0.500%	0.5920	11/25/35	7,929,874
360,622	Mastr Asset Backed Securities Trust 2005-WMC1(c)	US0001M + 0.945%	1.0370	03/25/35	365,069
5,981,286	Mastr Asset Backed Securities Trust 2006-WMC2(c)	US0001M + 0.500%	0.5920	04/25/36	2,268,558
475,910	Meritage Mortgage Loan Trust 2004-1(c)	US0001M + 0.750%	0.8420	07/25/34	468,181
546,050	Merrill Lynch Mortgage Investors Trust Series 2006-AR1(c)	US0001M + 0.330%	0.4210	03/25/37	253,298
470,270	Morgan Stanley A.B.S Capital I Inc Trust 2004-HE1(c)	US0001M + 2.625%	2.7160	01/25/34	471,830
738,757	Morgan Stanley A.B.S Capital I Inc Trust 2004-SD2(c)	US0001M + 0.930%	1.0220	04/25/34	737,341
111,681	Morgan Stanley A.B.S Capital I Inc Trust 2006-HE7(c)	US0001M + 0.160%	0.2510	09/25/36	64,064
201,222	Morgan Stanley A.B.S Capital I Inc Trust 2007-HE5(c)	US0001M + 0.250%	0.6720	03/25/37	111,638

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 95.1% (Continued)
	HOME EQUITY — 18.3% (Continued)
14,837	Morgan Stanley Dean Witter Capital I Inc Trust 2002-AM1(c)	US0001M + 1.530%	1.6220	01/25/32	$16,876
7,146,801	Morgan Stanley Mortgage Loan Trust 2007-7AX(c)	US0001M + 0.320%	0.4120	04/25/37	427,136
4,580,762	Morgan Stanley Mortgage Loan Trust 2007-7AX(c)	US0001M + 0.320%	0.4120	04/25/37	273,774
894,020	Nomura Home Equity Loan Inc Home Equity Loan Trust Series 2006- AF1(c)	US0001M + 0.330%	0.4210	10/25/36	257,803
351,509	NovaStar Mortgage Funding Trust Series 2003-1(c)	US0001M + 1.425%	1.5160	05/25/33	357,587
16,286	NovaStar Mortgage Funding Trust Series 2003-4(c)	US0001M + 1.065%	1.1560	02/25/34	16,290
1,111,802	NovaStar Mortgage Funding Trust Series 2004-1(c)	US0001M + 0.825%	0.9160	06/25/34	1,095,748
516,800	NovaStar Mortgage Funding Trust Series 2004-1(c)	US0001M + 1.463%	1.5540	06/25/34	517,061
277,836	NovaStar Mortgage Funding Trust Series 2004-2(c)	US0001M + 1.020%	1.1120	09/25/34	276,652
878,328	NovaStar Mortgage Funding Trust Series 2006-4(c)	US0001M + 0.300%	0.3920	09/25/36	516,553
1,137,042	Option One Mortgage Loan Trust 2007-FXD2(e)		5.6800	03/25/37	1,163,396
2,170,047	RAMP Series 2004-KR1 Trust(b),(c)	US0001M + 0.580%	0.9610	04/25/34	2,167,275
713,082	RASC Series 2003-KS11 Trust(c)	US0001M + 1.200%	1.8920	01/25/34	720,900
254,492	RASC Series 2004-KS10 Trust(c)	US0001M + 1.650%	2.5670	11/25/34	263,974
2,112,527	Renaissance Home Equity Loan Trust(e)		6.2540	08/25/36	1,276,983
9,865,473	Renaissance Home Equity Loan Trust(e)		5.6120	04/25/37	4,107,308
2,781,357	Renaissance Home Equity Loan Trust(e)		5.7610	04/25/37	1,189,416
431,110	Renaissance Home Equity Loan Trust(e)		5.9090	04/25/37	189,219
27,711	Renaissance Home Equity Loan Trust 2002-4(e)		6.5430	03/25/33	28,137
588,300	Renaissance Home Equity Loan Trust 2003-2(c)	US0001M + 1.238%	1.3290	08/25/33	573,254
101,855	Renaissance Home Equity Loan Trust 2005-2(e)		4.9340	08/25/35	105,493
330,202	Renaissance Home Equity Loan Trust 2007-2(e)		5.6750	06/25/37	127,545
192,597	Renaissance Home Equity Loan Trust 2007-3(e)		7.2380	09/25/37	108,890
883,940	Saxon Asset Sec Trust 2000 1 Mtg Ln Asset Bk Cert Ser 2000 1(d)		9.7600	02/25/30	1,015,110
115,815	Terwin Mortgage Trust 2004-7HE(b),(c)	US0001M + 1.275%	1.3660	07/25/34	115,500
23,587,000	Terwin Mortgage Trust 2006-3(b),(c)	US0001M + 0.620%	0.7120	04/25/37	7,888,411
582,925	Terwin Mortgage Trust Series TMTS 2003-4HE(c)	US0001M + 1.125%	1.2170	09/25/34	571,528
315,873	Truman Capital Mortgage Loan Trust(b),(c)	US0001M + 2.550%	2.6420	01/25/34	316,370
					61,176,433
	MANUFACTURED HOUSING — 0.4%
1,420,764	BCMSC Trust 1999-B(d)		7.3000	12/15/29	324,883
1,611,849	BCMSC Trust 2000-A(d)		8.2900	06/15/30	429,294
500,000	Cascade MH Asset Trust 2019-MH1 Series 2019-MH1 M(b),(d)		5.9850	11/01/44	520,472
					1,274,649
	NON AGENCY CMBS — 9.3%
2,000,000	BB-UBS Trust 2012-TFT B(b),(d)		3.5840	06/05/30	1,819,720

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 95.1% (Continued)
	NON AGENCY CMBS — 9.3% (Continued)
2,000,000	BB-UBS Trust 2012-TFT C(b),(d)		3.5840	06/05/30	$1,638,971
4,357,126	Citigroup Commercial Mortgage Trust 2014-GC21(b),(d)		3.5880	05/10/47	3,304,343
3,565,000	Citigroup Commercial Mortgage Trust 2015-GC35		3.2360	11/10/48	2,690,589
2,000,000	Citigroup Commercial Mortgage Trust 2016-P3 Class D(b),(d)		2.8040	04/15/49	1,541,888
1,200,000	Csail 2015-C2 Commercial Mortgage Trust Series 2015-C2 D(d)		4.3270	06/15/57	948,113
4,000,000	GS Mortgage Securities Corporation II(b),(c)	US0001M + 1.300%	1.6230	09/15/31	3,717,304
1,000,000	GS Mortgage Securities Trust 2010-C1(b),(d)		5.6350	08/10/43	940,777
2,000,000	JPMBB Commercial Mortgage Securities Trust 2013-C14(d)		4.7230	08/15/46	1,891,810
1,250,000	JPMBB Commercial Mortgage Securities Trust 2015-C32(d)		4.2990	11/15/48	701,056
1,800,000	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11(d)		4.4960	08/15/46	1,774,506
2,000,000	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31(b),(d)		3.0000	11/15/49	1,583,674
2,000,000	MSBAM Commercial Mortgage Securities Trust 2012-CKSV(b),(d)		4.4250	10/15/30	1,610,398
2,000,000	Wells Fargo Commercial Mortgage Trust 2015-SG1(d)		4.6110	12/15/47	1,440,805
2,000,000	Wells Fargo Commercial Mortgage Trust 2015-SG1(d)		4.6110	09/15/48	1,873,818
1,525,000	WFRBS Commercial Mortgage Trust 2012-C7(d)		4.8920	06/15/45	1,429,996
3,000,000	WFRBS Commercial Mortgage Trust 2014-C22(b)		3.4550	09/15/57	2,101,878
					31,009,646
	OTHER ABS — 2.4%
	Series 2017-P1
145,770	Consumer Loan Underlying Bond Credit Trust 2017-P1 C(b)		5.0200	09/15/23	145,927
1,541,648	New Residential Mortgage, LLC(b)		5.4370	06/25/25	1,580,172
1,917,765	NRZ Excess Spread-Collateralized Notes(b)		—	05/25/26	1,918,375
1,255,064	NRZ Excess Spread-Collateralized Notes Series Series 2020-PLS1(b)		3.8440	12/25/25	1,268,764
1,706,705	NRZ FHT Excess LLC(b)		4.2120	11/25/25	1,723,042
1,250,000	Theorem Funding Trust 2020-1(b)		3.9500	10/15/26	1,285,549
					7,921,829
	RESIDENTIAL MORTGAGE — 15.6%
1,231,375	Ajax Mortgage Loan Trust 2018-E(b),(d)		4.3750	06/25/58	1,241,435
529,493	Ameriquest Mort Sec, Inc. Asset Backed Ps Thr Cert Ser 2004-R2(c)	US0001M + 0.720%	0.8120	04/25/34	523,178
3,409,661	Ameriquest Mort Sec, Inc. Asset Backed Ps Thr Cert Ser 2004-R12(c)	US0001M + 1.680%	1.7710	01/25/35	3,425,476
802,032	Bear Stearns Asset Backed Securities Trust 2004-SD2(d)		4.1360	03/25/44	794,344
95,071	Bear Stearns Asset Backed Securities Trust 2004-SD4(c)	US0001M + 0.900%	0.9920	08/25/44	98,262
104,506	Bear Stearns Asset Backed Securities Trust 2006-SD3(d)		3.0570	07/25/36	105,132
112,181	Carrington Mortgage Loan Trust Series 2004-NC2(c)	US0001M + 1.035%	1.1270	08/25/34	112,622
5,537,042	Carrington Mortgage Loan Trust Series 2006-FRE2(c)	US0001M + 0.080%	0.1720	03/25/35	5,021,056
3,006,518	Carrington Mortgage Loan Trust Series 2006-FRE2(c)	US0001M + 0.160%	0.2510	10/25/36	2,711,358
1,771,340	Carrington Mortgage Loan Trust Series 2006-NC4(c)	US0001M + 0.160%	0.2510	10/25/36	1,710,883

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 95.1% (Continued)
	RESIDENTIAL MORTGAGE — 15.6% (Continued)
4,405,220	C-BASS 2007-CB1 TRUST(e)		3.2640	01/25/37	$2,033,404
2,919,624	C-BASS 2007-CB1 TRUST(e)		3.2640	01/25/37	1,342,513
2,947,523	C-BASS 2007-CB1 TRUST(e)		5.7210	01/25/37	1,355,379
1,947,205	C-BASS 2007-CB1 TRUST(e)		5.8350	01/25/37	895,216
1,035,015	Chase Funding Trust Series 2003-6(c)	US0001M + 0.750%	0.8420	11/25/34	1,043,343
94,961	Citigroup Mortgage Loan Trust 2006-WF1 A2D(e)		4.8330	03/25/36	59,894
910,848	Citigroup Mortgage Loan Trust 2006-WF1 A2E(e)		4.8330	03/25/36	574,377
37,818	Citigroup Mortgage Loan Trust 2007-FS1(b),(e)		5.7500	10/25/37	39,398
97,480	Countrywide Asset-Backed Certificates(c)	US0001M + 1.500%	1.5910	03/25/33	97,778
328,715	Countrywide Asset-Backed Certificates(d)		4.4800	04/25/36	313,322
242,321	Countrywide Asset-Backed Certificates(b),(c)	US0001M + 0.660%	0.7520	07/25/36	236,511
37,734	Credit-Based Asset Servicing and Securitization, LLC 2002-CB4 B1(c)	US0001M + 2.850%	2.9410	02/25/33	40,200
128,915	Credit-Based Asset Servicing and Securitization, LLC 2004-CB2 M1(c)	US0001M + 0.780%	0.8710	07/25/33	126,901
30,904	Credit-Based Asset Servicing and Securitization, LLC 2004-CB6 M2(c)	US0001M + 1.725%	1.8160	07/25/35	31,096
436,331	Credit-Based Asset Servicing and Securitization, LLC 2004-CB8 B1(c)	US0001M + 2.250%	2.3420	12/25/35	423,690
257,444	CWABS Asset-Backed Certificates Trust 2006-11(e)		6.4000	09/25/46	260,165
613,340	Encore Credit Receivables Trust 2005-1(c)	US0001M + 1.020%	1.1120	07/25/35	607,981
246,381	Finance America Mortgage Loan Trust 2004-3(c)	US0001M + 1.380%	1.4720	11/25/34	243,918
304,347	First Franklin Mortgage Loan Trust 2003-FF5(c)	US0001M + 2.475%	2.5670	03/25/34	317,984
654,331	First Franklin Mortgage Loan Trust 2004-FF4(c)	US0001M + 1.875%	1.9660	06/25/34	654,866
197,784	Fremont Home Loan Trust 2004-2(c)	US0001M + 2.025%	2.1170	07/25/34	201,537
94,671	Fremont Home Loan Trust 2006-2(c)	US0001M + 0.340%	0.4310	02/25/36	92,337
2,622,469	Fremont Home Loan Trust 2006-B(c)	US0001M + 0.240%	0.3310	08/25/36	1,150,271
7,684,160	GE-WMC Mortgage Securities Trust 2006-1(c)	US0001M + 0.300%	0.3920	08/25/36	4,635,322
3,643,352	GE-WMC Mortgage Securities Trust 2006-1(c)	US0001M + 0.480%	0.5720	08/25/36	2,235,492
323,305	GSAMP Trust 2007-FM2(c)	US0001M + 0.060%	0.1510	01/25/37	234,520
136,790	GSAMP Trust 2007-FM2(c)	US0001M + 0.090%	0.1820	01/25/37	99,640
122,579	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-D(c)	US0001M + 0.160%	0.2510	11/25/36	116,447
2,276,770	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-E(c)	US0001M + 0.170%	0.2620	04/25/37	1,888,349
436,797	IXIS Real Estate Capital Trust 2006-HE2(c)	US0001M + 0.320%	0.4120	08/25/36	165,433
154,467	JP Morgan Mortgage Acquisition Trust 2007-CH2(e)		4.5450	10/25/30	107,304
693,802	Lehman XS Trust 2007-3(c)	US0001M + 0.320%	0.4120	03/25/37	698,987
918,049	Long Beach Mortgage Loan Trust 2002-1(c)	US0001M + 3.750%	3.8410	05/25/32	971,164
30,250	Long Beach Mortgage Loan Trust 2004-3(c)	US0001M + 0.855%	0.9470	07/25/34	30,053
247,674	Morgan Stanley A.B.S Capital I Inc Trust 2004-NC5(c)	US0001M + 0.900%	0.9920	05/25/34	245,394
72,064	Morgan Stanley A.B.S Capital I Inc Trust 2004-NC8(c)	US0001M + 1.500%	1.5910	09/25/34	72,270

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 95.1% (Continued)
	RESIDENTIAL MORTGAGE — 15.6% (Continued)
8,875,000	Morgan Stanley A.B.S Capital I Inc Trust 2007-SEA1(b),(c)	US0001M + 1.900%	1.9910	02/25/47	$1,141,342
177,845	RAMP Series 2002-RS3 Trust(c)	US0001M + 0.650%	1.0660	06/25/32	159,932
2,336,190	RAMP Series 2007-RS1 Trust(c)	US0001M + 0.170%	0.2620	02/25/37	1,201,943
98,371	Saxon Asset Securities Trust 2004-2(e)		6.0000	08/25/35	94,366
4,465	Securitized Asset Backed Receivables, LLC Trust 2005-FR2(c)	US0001M + 0.975%	1.0660	03/25/35	4,469
5,569,161	Securitized Asset Backed Receivables, LLC Trust 2005-FR4(c)	US0001M + 0.170%	0.2620	08/25/36	2,458,874
13,733,795	Securitized Asset Backed Receivables, LLC Trust 2007-HE1(c)	US0001M + 0.110%	0.2010	12/25/36	4,708,472
1,397,149	Specialty Underwriting & Residential Finance Trust Series 2006-BC5(c)	US0001M + 0.100%	0.1910	11/25/37	985,534
1,107,121	Specialty Underwriting & Residential Finance Trust Series 2006-BC5(c)	US0001M + 0.210%	0.3020	11/25/37	795,951
235,708	Structured Asset Investment Loan Trust 2004-5(c)	US0001M + 1.725%	1.8160	05/25/34	236,324
297,677	Structured Asset Investment Loan Trust 2004-9(c)	US0001M + 1.950%	2.0410	10/25/34	301,128
594,534	WaMu Asset-Backed Certificates WaMu Series 2007-HE1 Trust(c)	US0001M + 0.150%	0.2410	01/25/37	552,538
					52,027,075
	TOTAL ASSET BACKED SECURITIES (Cost $314,123,191)				317,717,581

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.2%
1,736,256	Fannie Mae REMICS 2011-124 NS Class NS(c),(f)	US0001M + 6.500%	6.4090	12/25/41	344,899
172,263	Fannie Mae REMICS 2012-111 JS(c),(f)	US0001M + 6.100%	6.0090	07/25/40	5,655
670,280	Fannie Mae REMICS 2012-126 DI(f)		3.0000	11/25/27	44,595
667,302	Fannie Mae REMICS 2012-88 SB(c),(f)	US0001M + 6.670%	6.5780	07/25/42	123,990
2,510,406	Fannie Mae REMICS 2012-94 YS(c),(f)	US0001M + 6.650%	6.5590	06/25/39	223,385
942,375	Fannie Mae REMICS 2012-99 AI(f)		3.5000	05/25/39	11,561
729,628	Fannie Mae REMICS 2013-109 AS(c),(f)	US0001M + 6.150%	6.0590	11/25/30	22,915
140,028	Fannie Mae REMICS 2013-42 PD		1.2500	05/25/43	140,232
447,452	Fannie Mae REMICS 2016-3 NI(f)		6.0000	02/25/46	88,826
1,519,646	Fannie Mae REMICS 2017-112 SC(c),(f)	US0001M + 6.150%	6.0590	01/25/48	282,262
4,176,128	Fannie Mae REMICS 2017-30 MI(f)		4.0000	02/25/44	256,261
1,003,962	Fannie Mae REMICS 2017-38 S(c),(f)	US0001M + 6.100%	6.0090	05/25/47	201,977
87,807	Fannie Mae REMICS 2017-6 MI(f)		4.0000	08/25/44	5,753
2,916,055	Fannie Mae REMICS 2019-34 KI(f)		4.0000	07/25/49	223,510
1,763,846	Fannie Mae REMICS 2019-37 CI(f)		4.5000	09/25/48	301,723
1,834,394	Fannie Mae REMICS 2020-14 BI(f)		4.0000	03/25/50	221,713
782,687	Fannie Mae REMICS 2020-16 SJ(c),(f)	US0001M + 6.050%	5.9590	03/25/50	125,935
7,899,623	Fannie Mae REMICS 2020-28 IK(f)		3.0000	10/25/49	445,053

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.2% (Continued)
10,000,000	Fannie Mae REMICS 2021-34 MI(f)		2.5000	03/25/51	$1,414,663
328,148	Freddie Mac REMICS 3980TS(c),(f)	US0001M + 6.500%	6.4270	09/15/41	64,353
699,117	Freddie Mac REMICS 4103 DS(c),(f)	US0001M + 6.150%	6.0770	09/15/40	43,529
690,843	Freddie Mac REMICS 4175 ES(c),(f)	US0001M + 6.150%	6.0770	06/15/38	6,651
496,611	Freddie Mac REMICS 4205 AI(f)		2.5000	05/15/28	26,901
10,529,617	Freddie Mac REMICS 4226 IM(f)		3.5000	09/15/31	438,549
675,924	Freddie Mac REMICS 4431 ST(c),(f)	US0001M + 6.100%	6.0270	01/15/45	121,423
143,399	Freddie Mac REMICS 4449 PI(f)		4.0000	11/15/43	11,784
581,984	Freddie Mac REMICS 4535 HI(f)		3.0000	03/15/41	14,367
2,886,585	Freddie Mac REMICS 4580 MI(f)		3.5000	02/15/43	140,206
2,859,142	Freddie Mac REMICS 4672 AI(f)		4.5000	03/15/45	137,928
866,072	Freddie Mac REMICS 4680 LI(f)		4.0000	10/15/43	46,668
484,220	Freddie Mac REMICS 4764 EI(f)		4.0000	02/15/44	1,622
609,745	Freddie Mac REMICS 4818 BI(f)		4.0000	03/15/45	30,060
83,137	Freddie Mac REMICS 4840 GI(f)		4.0000	05/15/46	172
63,521	Freddie Mac REMICS 4840 IA(f)		4.0000	09/15/45	49
2,463,729	Freddie Mac REMICS 4891 PI(f)		4.0000	06/15/49	227,542
1,205,952	Freddie Mac REMICS 5071 IF(f)		2.0000	02/25/51	105,942
7,122,259	Freddie Mac REMICS 5071 IS(f)		2.0000	02/25/51	739,154
5,717,905	Freddie Mac REMICS 5071 KI(f)		2.0000	02/25/51	565,226
21,778,325	Freddie Mac REMICS 5090 SA(c),(f)	SOFR30A + 1.550%	1.5320	03/25/51	1,045,843
1,087,854	Government National Mortgage Association 2004-56 S(c),(f)	US0001M + 7.650%	7.5570	06/20/33	161,918
1,310,461	Government National Mortgage Association 2010-131 SB(c),(f)	US0001M + 6.050%	5.9750	04/16/40	56,946
299,568	Government National Mortgage Association 2012-36 QS(c),(f)	US0001M + 6.620%	6.5270	03/20/42	49,520
1,269,980	Government National Mortgage Association 2014-118 AI(f)		3.5000	05/16/40	74,768
396,038	Government National Mortgage Association 2016-1 ST(c),(f)	US0001M + 6.200%	6.1070	01/20/46	72,674
2,029,587	Government National Mortgage Association 2018-154 DI(f)		4.0000	01/20/45	137,094
7,577,284	Government National Mortgage Association 2020-122 YI(f)		2.5000	08/20/50	609,470
2,542,291	Government National Mortgage Association 2020-61 SF(c),(f)	US0001M + 6.440%	6.3470	07/20/43	476,562
550,644	Government National Mortgage Association 2020-62 GI(f)		4.5000	05/20/50	71,036
2,753,223	Government National Mortgage Association 2020-62 IG(f)		4.5000	05/20/50	359,806
12,015,806	Government National Mortgage Association 2021-24 LI(f)		2.5000	01/20/51	1,441,451
12,373,351	Government National Mortgage Association 2021-41 BI(f)		2.0000	03/20/51	1,432,348
4,276,371	Government National Mortgage Association 2021-49 IP(f)		2.5000	01/20/51	424,458
4,968,176	Government National Mortgage Association 2021-83 EI(f)		2.5000	05/20/51	499,956
	TOTAL U.S. GOVERNMENT AGENCY OBLIGATONS (Cost $16,965,751)				$14,120,884

The accompanying notes are an integral part of these financial statements.

CATALYST ENHANCED INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 0.9%
	MONEY MARKET FUNDS - 0.9%
2,948,212	First American Government Obligations Fund, Class U, 0.03% (Cost$2,948,212)(g)	$2,948,212

	TOTAL INVESTMENTS - 100.2% (Cost $334,037,154)	$334,786,677
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(684,944)
	NET ASSETS - 100.0%	$334,101,733

LLC	- Limited Liability Company

REMIC	- Real Estate Mortgage Investment Conduit

12MTA	Federal Reserve US 12 Month Cumulative Avg 1 Year CMT

SOFR30A	United States 30 Day Average SOFR Secured Overnight Financing Rate

US0001M	ICE LIBOR USD 1 Month

US0012M	ICE LIBOR USD 12 Month

(a)	Percentage rounds to less than 0.1%.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021 the total market value of 144A securities is 50,350,659 or 15.1% of net assets.

(c)	Floating rate security; the rate shown represents the rate on June 30, 2021.

(d)	Variable rate security; the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(e)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at June 30, 2021.

(f)	Interest only securities.

(g)	Rate disclosed is the seven day effective yield as of June 30, 2021.

(h)	Maturity not determined on this security, maturity will occur based on the maturity of the underlying bonds.

The accompanying notes are an integral part of these financial statements.

CATALYST/MAP GLOBAL BALANCED FUND
SCHEDULE OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	CLOSED END FUNDS — 2.2%
	COMMODITY - 2.2%
23,500	Sprott Physical Gold and Silver Trust(a)	$438,980

	TOTAL CLOSED END FUNDS (Cost $336,373)	438,980

	COMMON STOCKS — 69.8%
	ASSET MANAGEMENT - 3.3%
5,850	Groupe Bruxelles Lambert S.A.	654,485

	BEVERAGES - 0.9%
375,000	Thai Beverage PCL	188,309

	BIOTECH & PHARMA - 13.0%
4,000	Johnson & Johnson	658,960
8,000	Novartis A.G. - ADR	729,920
14,550	Sanofi - ADR	766,203
26,000	Takeda Pharmaceutical Company Ltd. - ADR	437,580
		2,592,663
	CHEMICALS - 1.5%
9,250	Mosaic Company	295,168

	CONSTRUCTION MATERIALS - 1.9%
1,730	Holcim Ltd.	103,873
9,000	MDU Resources Group, Inc.	282,060
		385,933
	ENGINEERING & CONSTRUCTION - 2.5%
4,000	Tetra Tech, Inc.	488,160

	ENTERTAINMENT CONTENT - 0.5%
3,070	Vivendi S.A. - ADR	103,244

	FOOD - 8.6%
9,326	Campbell Soup Company	425,172
25,000	GrainCorp Ltd.	96,847

The accompanying notes are an integral part of these financial statements.

CATALYST/MAP GLOBAL BALANCED FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 69.8% (Continued)
	FOOD - 8.6% (Continued)
197,800	Grupo Herdez S.A.B. de C.V.	$449,534
5,675	Nestle S.A. - ADR	707,900
		1,679,453
	GAS & WATER UTILITIES - 5.4%
11,820	National Fuel Gas Company	617,595
10,000	UGI Corporation	463,100
		1,080,695
	METALS & MINING - 1.4%
7,000	Anglo American PLC	277,775
700	Thungela Resources Ltd.(a)	1,924
		279,699
	SEMICONDUCTORS - 4.9%
4,915	Intel Corporation	275,928
8,000	Micron Technology, Inc.(a)	679,841
		955,769
	SOFTWARE - 3.3%
2,400	Microsoft Corporation	650,160

	TECHNOLOGY HARDWARE - 6.4%
13,500	Cisco Systems, Inc.	715,500
105,000	Nokia OYJ - ADR(a) (b)	558,600
		1,274,100
	TELECOMMUNICATIONS - 7.8%
55,500	Orange S.A. - ADR	634,920
7,500	Verizon Communications, Inc.	420,225
28,570	Vodafone Group PLC - ADR	489,404
		1,544,549
	TOBACCO & CANNABIS - 5.1%
3,991,700	Hanjaya Mandala Sampoerna Tbk P.T.	334,477
30,800	Imperial Brands PLC - ADR	675,906
		1,010,383
	WHOLESALE - CONSUMER STAPLES - 3.3%
8,375	Bunge Ltd.	654,506

The accompanying notes are an integral part of these financial statements.

CATALYST/MAP GLOBAL BALANCED FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

				Fair Value

	TOTAL COMMON STOCKS (Cost $11,022,128)			$13,837,276

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 1.4%
	BIOTECH & PHARMA — 1.4%
275,000	Ligand Pharmaceuticals, Inc.	0.7500	05/15/23	273,849

	TOTAL CONVERTIBLE BONDS (Cost $260,806)			273,849

	CORPORATE BONDS — 23.7%
	AUTOMOTIVE — 3.8%
490,000	Ford Motor Company	9.2150	09/15/21	501,544
250,000	Ford Motor Credit Company, LLC	3.3390	03/28/22	254,398
				755,942
	BIOTECH & PHARMA — 2.9%
570,000	Teva Pharmaceutical Finance Netherlands III BV	2.2000	07/21/21	568,056

	CABLE & SATELLITE — 1.3%
236,000	CSC Holdings, LLC	5.8750	09/15/22	248,398

	ELECTRIC UTILITIES — 1.3%
250,000	TransAlta Corporation	4.5000	11/15/22	259,450

	LEISURE FACILITIES & SERVICES — 2.6%
500,000	MGM Resorts International	7.7500	03/15/22	523,225

	METALS & MINING — 1.7%
40,000	AngloGold Ashanti Holdings PLC	5.1250	08/01/22	41,800
300,000	Freeport-McMoRan, Inc.	3.5500	03/01/22	303,560
				345,360

The accompanying notes are an integral part of these financial statements.

CATALYST/MAP GLOBAL BALANCED FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 23.7% (Continued)
	OIL & GAS PRODUCERS — 1.3%
175,000	Occidental Petroleum Corporation	2.6000	08/13/21	$175,617
75,000	Occidental Petroleum Corporation	2.7000	08/15/22	76,604
				252,221
	RETAIL - CONSUMER STAPLES — 0.9%
175,000	Safeway, Inc.	4.7500	12/01/21	177,671

	RETAIL - DISCRETIONARY — 4.8%
185,000	Foot Locker, Inc.	8.5000	01/15/22	193,325
500,000	Nordstrom, Inc.	4.0000	10/15/21	500,227
250,000	QVC, Inc.	4.3750	03/15/23	263,935
				957,487
	TECHNOLOGY HARDWARE — 1.3%
250,000	Seagate HDD Cayman	4.2500	03/01/22	255,426

	TELECOMMUNICATIONS — 1.8%
150,000	Sprint Communications, Inc.	6.0000	11/15/22	159,000
200,000	Sprint Corporation	7.2500	09/15/21	203,373
				362,373
	TOTAL CORPORATE BONDS (Cost $4,665,729)			4,705,609

	U.S. GOVERNMENT & AGENCIES — 1.1%
	U.S. TREASURY INFLATION PROTECTED — 1.1%
180,000	United States Treasury Inflation Indexed Bonds	0.3750	01/15/27	220,410

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $219,521)			220,410

	TOTAL INVESTMENTS - 98.2% (Cost $16,504,557)			$19,476,124
	CALL OPTIONS WRITTEN - (0.4)% (Proceeds - $37,374)			(79,500)
	OTHER ASSETS IN EXCESS OF LIABILITIES- 2.2%			441,433
	NET ASSETS - 100.0%			$19,838,057

The accompanying notes are an integral part of these financial statements.

CATALYST/MAP GLOBAL BALANCED FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Contracts(b)		Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN EQUITY OPTIONS - (0.4)%
	CALL OPTIONS WRITTEN- (0.4)%
300	Nokia OYJ	01/21/2022	$4	$159,600	$43,800
425	Nokia OYJ	01/21/2022	5	226,100	35,700
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $37,374)				79,500

	TOTAL EQUITY OPTIONS WRITTEN (Proceeds - $37,374)				$79,500

ADR	- American Depositary Receipt

LLC	- Limited Liability Company

LTD	- Limited Company

OYJ	- Julkinen osakeyhtiö

PLC	- Public Limited Company

P.T.	- Perseroan Terbatas

S.A.	- Société Anonyme

(a)	Non-income producing security.

(b)	All or a portion of this security is segregated as collateral for and is subject to call options written.

(c)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

The accompanying notes are an integral part of these financial statements.

CATALYST/CIFC FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	COMMON STOCK - 0.1%
	SOFTWARE - 0.1%
7,817	Avaya Holdings Corp.	$210,277
	TOTAL COMMON STOCK (Cost - $198,736)

Principal
Amount ($)		Variable Rate	Coupon Rate (%)		Maturity
	ASSET BACKED SECURITIES - 1.8%
	CLO - 1.8%
500,000	ARES XLVII CLO Ltd. #	3 Month LIBOR + 5.500%	5.684	*	4/15/2030	486,374
500,000	BlueMountain CLO XXII Ltd. #	3 Month LIBOR + 5.050%	5.234	*	7/15/2031	461,075
500,000	Carlyle Global Market Strategies CLO 2015-3 Ltd. #	3 Month LIBOR + 5.200%	5.384	*	7/28/2028	477,488
500,000	CARLYLE US CLO 2017-1 Ltd. #	3 Month LIBOR + 6.000%	6.188	*	4/20/2031	467,831
500,000	Magnetite XV Ltd. #	3 Month LIBOR + 5.200%	5.376	*	7/25/2031	494,333
500,000	Octagon Investment Partners 37 Ltd. #	3 Month LIBOR + 5.400%	5.576	*	7/25/2030	488,721
	TOTAL ASSET BACKED SECURITIES (Cost - $2,880,935)					2,875,822

	CORPORATE BONDS - 1.6%
	ADVERTISING & MARKETING - 0.1%
185,000	Outfront Media Capital LLC #		4.625		3/15/2030	188,145

	AUTOMOTIVE - 0.1%
53,000	Goodyear Tire & Rubber Co.		5.250		4/30/2031	55,385
53,000	Goodyear Tire & Rubber Co. #		5.250		7/15/2031	55,451
						110,836
	CABLE & SATELLITE - 0.2%
80,000	Sirius XM Radio, Inc. #		4.000		7/15/2028	82,585
189,000	Ziggo Bond Co. BV #		6.000		1/15/2027	198,205
						280,790
	COMMERCIAL SUPPORT SERVICES - 0.0%
53,000	GFL Environmental, Inc. #		4.750		6/15/2029	54,866

	CONTAINERS & PACKAGING - 0.1%
86,000	Silgan Holdings, Inc.		4.750		3/15/2025	87,665

	ENTERTAINMENT CONTENT - 0.2%
209,000	Univision Communications, Inc. #		9.500		5/1/2025	231,136

	HEALTH CARE FACILITIES & SERVICES - 0.1%
117,000	Tenet Healthcare Corp. #		4.250		6/1/2029	118,609

	HOME CONSTRUCTION - 0.0%
30,000	Meritage Homes Corp. #		3.875		4/15/2029	31,087

	INSURANCE- 0.2%
243,000	Alliant Holdings Intermediate LLC #		6.750		10/15/2027	255,692
95,000	HUB International Ltd. #		7.000		5/1/2026	98,759
						354,451
	MACHINERY - 0.1%
79,000	Madison IAQ LLC #		5.875		6/30/2029	80,481

	METALS & MINING - 0.1%
142,000	Novelis Corp. #		5.875		9/30/2026	147,894

	OIL & GAS PRODUCERS - 0.3%
40,000	Antero Resources Corp. #		5.375		6/15/2029	41,750
27,000	Comstock Resources, Inc. #		5.875		1/15/2030	27,574
151,000	Continental Resources, Inc. #		5.750		1/15/2031	181,056
13,000	Delek Logistics Partners LP #		7.125		6/1/2028	13,733
128,000	Sunoco LP		6.000		4/15/2027	133,968
						398,081
	RENEWABLE ENERGY - 0.1%
79,000	Renewable Energy Group, Inc. #		5.875		6/1/2028	82,923

	RETAIL - DISCRETIONARY - 0.1%
27,000	Ambience Merger Sub, Inc. #		7.125		7/15/2029	27,304
191,000	Builders FirstSource, Inc. #		6.750		6/1/2027	205,140
						232,444
	SOFTWARE - 0.0%
52,000	Elastic NV #		4.125		7/15/2029	52,000

The accompanying notes are an integral part of these financial statements.

CATALYST/CIFC FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal
Amount ($)		Variable Rate	Coupon Rate (%)		Maturity	Fair Value
	CORPORATE BONDS - 1.6% (Continued)
	SPECIALTY FINANCE - 0.1%
26,000	Midcap Financial Issuer Trust #		5.625		1/15/2030	$26,130

	TOTAL CORPORATE BONDS (Cost - $2,444,252)					2,477,538

	BANK LOANS - 95.2%
	ADVERTISING & MARKETS - 0.1%
88,000	Summer BC Holdco B SARL	2 Month LIBOR + 4.500%	5.250	*	12/24/2026	88,128

	AEROSPACE & DEFENSE - 2.3%
1,804,440	Dynasty Acquisition Co., Inc.	3 Month LIBOR + 3.500%	3.702	*	4/6/2026	1,760,456
970,560	Standard Aero Ltd.	3 Month LIBOR + 3.500%	3.702	*	4/6/2026	946,903
1,296,717	TransDigm, Inc.	1 Month LIBOR + 2.250%	2.354	*	8/22/2024	1,282,233
						3,989,592
	ASSET MANAGEMENT - 2.7%
1,070,213	Advisor Group Holdings, Inc.	1 Month LIBOR + 4.500%	4.604	*	7/31/2026	1,073,857
365,994	Edelman Financial Center LLC	1 Month LIBOR + 6.750%	6.845	*	7/20/2026	368,777
1,250	Nexus Buyer LLC	1 Month LIBOR + 3.750%	3.841	*	11/9/2026	1,249
1,324,941	NFP Corp.	1 Month LIBOR + 3.250%	3.354	*	2/15/2027	1,308,008
1,450,000	PAI Holdco, Inc.	6 Month LIBOR + 4.000%	5.000	*	10/28/2027	1,455,213
						4,207,104
	AUTOMOTIVE - 1.0%
1,500,000	First Brands Group LLC	3 Month LIBOR + 5.000%	6.000	*	3/30/2027	1,520,002

	BEVERAGES - 0.1%
84,000	City Brewing Co. LLC	3 Month LIBOR + 3.500%	4.250	*	4/5/2028	84,525

	BIOTECH & PHARMA - 1.2%
406,446	Endo Luxembourg Finance Company	1 Month LIBOR + 5.000%	5.750	*	3/27/2028	393,365
1,500,000	Organon & Company	6 Month LIBOR + 3.000%	3.500	*	6/2/2028	1,503,443
						1,896,808
	CABLE & SATELLITE - 0.7%
1,015,839	Virgin Media Bristol LLC			*@	1/31/2029	1,016,331

	CHEMICALS - 1.3%
1,250,000	Herens US Holdco Corp.	3 Month LIBOR + 4.000%	4.750	*	4/28/2028	1,253,125
748,087	Polar US Borrower LLC	3 Month LIBOR + 4.750%	4.897	*	10/15/2025	751,827
						2,004,952
	COMMERCIAL SUPPORT SERVICES - 7.7%
1,553,283	Allied Universal Holdco LLC	1 Month LIBOR + 3.750%	4.250	*	5/12/2028	2,332,373
500,000	Amentum Government Services Holdings LLC	1 Month LIBOR + 3.500%		*@	1/31/2028	730,437
1,038,933	Amentum Government Services Holdings LLC	3 Month LIBOR + 4.750%	5.500	*	1/29/2027	1,050,621
375,000	American Residential Services LLC	3 Month LIBOR + 3.500%	4.250	*	10/15/2027	374,063
450,000	Bifm CA Buyer, Inc.	1 Month LIBOR + 3.500%	3.604	*	6/1/2026	683,968
2,200,000	Conservice Midco LLC	1 Month LIBOR + 4.250%	4.354	*	5/13/2027	2,194,947
241,785	Creative Artists Agency LLC	1 Month LIBOR + 4.250%	5.250	*	11/27/2026	240,670
241,785	Dispatch Terra Acquisition LLC	3 Month LIBOR + 4.250%	5.000	*	3/27/2028	2,251,011
898,715	Packers Holdings LLC	3 Month LIBOR + 3.250%	4.000	*	3/9/2028	895,160
1,263,321	Prime Security Services Borrower LLC	6 Month LIBOR + 2.750%	3.500	*	9/23/2026	524,152
748,125	Stiphout Finance LLC	1 Month LIBOR + 3.750%	4.750	*	10/27/2025	748,116
						12,025,518
	CONSUMER SERVICES - 2.2%
1,350,558	Cambium Learning Group, Inc.	3 Month LIBOR + 4.500%	5.250	*	12/18/2025	1,359,843
500,000	Prometric Holdings, Inc.	1 Month LIBOR + 3.000%	4.000	*	1/29/2025	494,250
1,498,500	Spin Holdco, Inc.	3 Month LIBOR + 3.250%	4.750	*	3/4/2028	1,502,719
						3,356,812
	CONTAINERS & PACKAGING - 1.2%
144,700	Charter NEX US, Inc.	3 Month LIBOR + 4.250%	5.000	*	12/1/2027	145,220
1,000,000	Graham Packaging Co., Inc.	1 Month LIBOR + 3.000%	3.750	*	8/4/2027	1,000,285
692,708	Pactiv Evergreen Group Holdings, Inc.	1 Month LIBOR + 3.250%	3.354	*	2/5/2026	689,182
						1,834,687
	ELECTRIC UTILITIES - 1.1%
386,614	Edgewater Generation LLC	1 Month LIBOR + 3.750%	3.854	*	12/13/2025	369,609
1,433,899	Granite Generation LLC	3 Month LIBOR + 3.750%	4.750	*	11/9/2026	1,402,440
						1,772,049
	ELECTRICAL EQUIPMENT - 2.7%
664,850	Belfor Holdings, Inc.	1 Month LIBOR + 3.750%	3.854	*	4/6/2026	665,680
1,600,000	Brookfield WEC Holdings, Inc.	1 Month LIBOR + 2.750%	3.250	*	8/1/2025	1,586,552
498,705	Deliver Buyer, Inc.	3 Month LIBOR + 5.000%	5.147	*	5/1/2024	499,951
1,384,405	Mirion Technologies, Inc.	3 Month LIBOR + 4.000%	4.147	*	3/6/2026	1,387,651
						4,139,834

The accompanying notes are an integral part of these financial statements.

CATALYST/CIFC FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal
Amount ($)		Variable Rate	Coupon Rate (%)		Maturity	Fair Value
	BANK LOANS - 95.2% (Continued)
	ENGINEERING & CONSTRUCTION - 2.7%
826,840	DG Investment Intermediate Holdings 2, Inc.	1 Month LIBOR + 3.750%	4.500	*	3/31/2028	$831,321
173,160	DG Investment Intermediate Holdings 2, Inc.	1 Month LIBOR + 3.750%	4.500	*	3/31/2028	174,099
335,000	PowerTeam Services LLC	3 Month LIBOR + 7.250%	8.250	*	3/6/2026	333,911
665,000	PowerTeam Services LLC	3 Month LIBOR + 3.500%	3.647	*	3/6/2025	663,547
2,150,754	USIC Holdings, Inc.	1 Month LIBOR + 3.500%	4.250	*	5/12/2028	2,149,410
						4,152,288
	ENTERTAINMENT CONTENT - 2.2%
2,500,000	Univision Communications, Inc.	1 Month LIBOR + 2.750%	3.750	*	3/15/2024	2,500,788
984,364	Univision Communications, Inc.	1 Month LIBOR + 3.750%	4.750	*	3/15/2026	987,746
						3,488,534
	FOOD - 1.7%
1,750,000	Shearer’s Foods LLC	1 Month LIBOR + 3.500%	4.250	*	9/23/2027	1,753,640
895,466	Snacking Investments US LLC	1 Month LIBOR + 4.000%	5.000	*	12/18/2026	900,503
53,000	WellPet	12 Month LIBOR + 3.750%	4.500	*	12/21/2027	53,088
						2,707,231
	HEALTH CARE FACILITIES & SERVICES - 15.4%
1,200,000	ADMI Corp.	1 Month LIBOR + 2.750%	3.250	*	12/23/2027	1,188,252
153,000	ADMI Corp.	1 Month LIBOR + 3.500%	4.000	*	12/23/2027	153,001
52,736	Aveanna Healthcare LLC			*@	6/30/2028	52,472
12,264	Aveanna Healthcare LLC			*@	6/30/2028	12,203
1,300,000	Bella Holding Co. LLC	1 Month LIBOR + 3.750%	4.500	*	5/10/2028	1,302,249
1,712,624	Change Healthcare Holdings LLC	1 Month LIBOR + 2.500%	3.500	*	3/1/2024	1,712,718
1,249,331	Envision Healthcare Corp.	1 Month LIBOR + 3.750%	3.854	*	10/10/2025	1,073,647
1,198,719	ExamWorks Group, Inc.	6 Month LIBOR + 3.250%	4.250	*	7/27/2023	1,201,248
1,383,464	Eyecare Partners LLC	1 Month LIBOR + 3.750%	3.854	*	2/18/2027	1,373,350
2,096,250	Gainwell Acquisition Corp.	3 Month LIBOR + 4.000%	4.750	*	10/1/2027	2,106,731
997,438	Heartland Dental LLC	1 Month LIBOR + 3.500%	3.604	*	4/30/2025	987,743
225,000	Heartland Dental LLC	1 Month LIBOR + 3.500%	4.073	*	4/30/2025	224,894
1,298,089	LifePoint Health, Inc.	1 Month LIBOR + 3.750%	3.854	*	11/16/2025	1,296,596
1,074,735	MED ParentCo LP	1 Month LIBOR + 4.250%	4.350	*	8/31/2026	1,077,298
1,391,261	National Mentor Holdings, Inc.	3 Month LIBOR + 3.750%	4.500	*	3/2/2028	1,395,167
64,461	National Mentor Holdings, Inc.	3 Month LIBOR + 3.750%	3.750	*	3/2/2028	64,644
43,732	National Mentor Holdings, Inc.	3 Month LIBOR + 3.750%	4.500	*	3/2/2028	43,856
1,346,591	Option Care Health, Inc.	3 Month LIBOR + 3.750%	3.854	*	8/6/2026	1,349,116
1,150,000	PAREXEL International Corp.	1 Month LIBOR + 2.750%	2.854	*	9/27/2024	1,145,061
1,000,609	Phoenix Guarantor, Inc.	1 Month LIBOR + 3.250%	3.341	*	3/5/2026	993,836
600,000	Phoenix Guarantor, Inc.	1 Month LIBOR + 3.750%	3.573	*	3/5/2026	597,207
1,313,324	Upstream Newco, Inc.	1 Month LIBOR + 4.500%	4.604	*	11/20/2026	1,317,152
1,618,448	US Anesthesia Partners, Inc.	6 Month LIBOR + 3.000%	4.000	*	6/23/2024	1,609,466
1,695,750	WP CityMD Bidco LLC	3 Month LIBOR + 4.500%	4.500	*	8/13/2026	1,701,643
						23,979,550
	HOME & OFFICE PRODUCTS - 0.2%
340,230	AI Aqua Merger Sub, Inc.	1 Month LIBOR + 3.250%	4.250	*	12/13/2023	341,028

	HOUSEHOLD PRODUCTS - 0.9%
1,350,000	Journey Personal Care Corp.	3 Month LIBOR + 4.250%	5.000	*	3/1/2028	1,355,069

	HOUSEHOLD PRODUCTS - 0.6%
1,000,000	Tiger Acquisition LLC	3 Month LIBOR + 3.250%	3.750	*	6/1/2028	999,065

	INDUSTRIAL SUPPORT SERVICES - 0.1%
127,680	FCG Acquisitions, Inc.	3 Month LIBOR + 3.750%	4.250	*	3/31/2028	127,979
24,320	FCG Acquisitions, Inc.			*@	3/31/2028	24,377
						152,356
	INSTITUTIONAL FINANCIAL SERVICES - 1.5%
994,987	AqGen Ascensus, Inc.	3 Month LIBOR + 4.000%	5.000	*	12/3/2026	998,102
96,000	AqGen Ascensus, Inc.	2 Month LIBOR + 6.500%	7.000	*	12/3/2026	95,520
1,250,000	Aretec Group, Inc.	1 Month LIBOR + 4.250%	4.343	*	10/1/2025	1,250,000
						2,343,622
	INSURANCE - 7.7%
900,156	Achilles Acquisition LLC	3 Month LIBOR - 4.500%	5.250	*	11/16/2027	905,035
1,033,598	Acrisure LLC	1 Month LIBOR + 3.500%	3.604	*	2/15/2027	1,024,017
497,494	Alera Group Intermediate Holdings, Inc.	1 Month LIBOR + 4.000%	4.500	*	8/1/2025	499,359
147,000	Alliant Holdings Intermediate LLC	1 Month LIBOR + 3.750%	4.250	*	11/5/2027	147,439
1,008,473	AmWINS Group, Inc.	1 Month LIBOR + 2.250%	3.000	*	2/19/2028	1,003,324
446,617	AssuredPartners, Inc.	1 Month LIBOR + 4.500%	5.500	*	2/12/2027	448,124
725,000	Asurion LLC	1 Month LIBOR + 5.250%	5.354	*	1/31/2028	731,797
621,577	BroadStreet Partners, Inc.	1 Month LIBOR + 3.250%	3.354	*	1/27/2027	617,149
598,462	HUB International Ltd.	3 Month LIBOR + 3.000%	3.176	*	4/25/2025	592,531
1,243,734	HUB International Ltd.	3 Month LIBOR + 3.250%	4.000	*	4/25/2025	1,245,388
697,454	Hyperion Insurance Group Ltd.	1 Month LIBOR + 3.750%	4.750	*	11/12/2027	700,941
1,436,784	Hyperion Insurance Group Ltd.	1 Month LIBOR + 3.250%	4.000	*	11/12/2027	1,437,682

The accompanying notes are an integral part of these financial statements.

CATALYST/CIFC FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal
Amount ($)		Variable Rate	Coupon Rate (%)		Maturity	Fair Value
	BANK LOANS - 95.2% (Continued)
	INSURANCE - 7.7% (Continued)
99,844	OneDigital Borrower LLC			*@	11/16/2027	$100,385
900,000	Ryan Specialty Group LLC	1 Month LIBOR + 3.000%	3.750	*	9/1/2027	901,688
1,392,875	Sedgwick Claims Management Services, Inc.	1 Month LIBOR + 3.250%	3.354	*	12/31/2025	1,379,643
366,279	USI, Inc.	3 Month LIBOR + 3.000%	3.147	*	5/16/2024	363,303
						12,097,805
	INTERNET MEDIA & SERVICES - 2.3%
117,493	Hoya Midco LLC	1 Month LIBOR + 3.500%	4.500	*	6/30/2024	117,052
226,321	Hoya Midco LLC	1 Month LIBOR + 3.500%	4.500	*	6/30/2024	225,472
1,742,907	MH Sub I LLC	1 Month LIBOR + 3.500%	3.604	*	9/13/2024	1,737,705
1,416,925	MH Sub I LLC	1 Month LIBOR + 3.750%	4.750	*	9/13/2024	1,421,799
						3,502,028
	LEISURE FACILITIES & SERVICES - 6.9%
500,000	Aimbridge Acquisition Co., Inc.	1 Month LIBOR + 3.750%	3.854	*	2/2/2026	489,793
942,729	AMC Entertainment Holdings, Inc.	1 Month LIBOR + 3.000%	3.103	*	4/22/2026	888,225
1,800,000	Delta 2 Lux Sarl	1 Month LIBOR + 2.500%	3.500	*	2/1/2024	1,794,798
372,000	Equinox Holdings, Inc.	1 Month LIBOR + 2.500%	3.500	*	3/8/2024	357,624
600,000	Fitness International LLC	1 Month LIBOR + 3.250%	4.250	*	4/18/2025	573,885
620,164	Golden Nugget LLC	2 Month LIBOR + 2.500%	3.250	*	10/4/2023	616,349
749,349	IRB Holding Corp.	6 Month LIBOR + 2.750%	2.953	*	2/5/2025	748,956
1,298,591	IRB Holding Corp.	3 Month LIBOR + 3.250%	4.250	*	12/15/2027	1,300,120
420,896	Motion Finco LLC	3 Month LIBOR + 3.250%	3.397	*	11/12/2026	408,532
55,317	Motion Finco LLC	3 Month LIBOR + 3.250%	3.397	*	11/12/2026	53,692
1,750,000	Raptor Acquisition Corp.			*@	11/1/2026	1,755,101
1,745,614	UFC Holdings LLC	6 Month LIBOR + 3.000%	3.750	*	4/29/2026	1,745,614
						10,732,689
	MACHINERY - 0.3%
248,096	Engineered Machinery Holdings, Inc.	3 Month LIBOR + 4.250%	5.250	*	7/19/2024	248,924
146,344	Engineered Machinery Holdings, Inc.			*@	7/18/2025	147,441
						396,365
	OIL & GAS PRODUCERS - 1.4%
1,153,770	EG America LLC	1 Month LIBOR + 4.000%	4.254	*	2/7/2025	1,147,592
59,886	Energy & Exploration Partners LLC ^		5.000		5/13/2022	299
432,301	GIP III Stetson I LP	1 Month LIBOR + 4.250%	4.354	*	7/18/2025	417,890
550,000	Prairie ECI Acquiror LP	1 Month LIBOR + 4.750%	4.854	*	3/11/2026	536,478
						2,102,259
	PUBLISHING & BROADCASTING - 0.3%
520,064	EW Scripps Co.	1 Month LIBOR + 2.560%	3.313	*	5/1/2026	519,090

	RETAIL - DISCRETIONARY - 6.7%
750,000	Ambience Merger Sub, Inc.			*@	6/24/2028	751,875
498,750	Great Outdoors Group LLC	6 Month LIBOR + 4.250%	5.000	*	3/6/2028	501,166
531,218	Harbor Freight Tools USA, Inc.	1 Month LIBOR + 3.000%	3.750	*	10/19/2027	531,986
1,093,851	Hertz Corp.	1 Month LIBOR + 3.500%	4.000	*	6/14/2028	1,094,305
206,149	Hertz Corp.	1 Month LIBOR + 3.500%	4.000	*	6/14/2028	206,234
1,097,250	LS Group OpCo AcquisItion LLC	6 Month LIBOR + 3.500%	4.250	*	11/2/2027	1,099,307
2,300,000	Mavis Tire Express Services Corp.	3 Month LIBOR + 4.000%	4.750	*	5/4/2028	2,310,224
700,000	Michaels Companies, Inc.	3 Month LIBOR + 4.250%	5.000	*	4/15/2028	703,780
871,293	Midas Intermediate Holdco II LLC	3 Month LIBOR + 6.750%	7.500	*	12/22/2025	852,763
650,000	PetSmart, Inc.	6 Month LIBOR + 3.750%	4.500	*	2/11/2028	651,300
500,000	Rising Tide Holdings, Inc.	1 Month LIBOR + 4.750%	5.500	*	6/1/2028	501,720
1,094,416	Staples, Inc.	3 Month LIBOR + 5.000%	5.176	*	4/16/2026	1,068,429
142,000	Victoria’s Secret & Co.	1 Month LIBOR + 3.250%	3.750	*	6/30/2028	140,580
						10,413,669
	SOFTWARE - 7.4%
1,055,462	athenahealth, Inc.	3 Month LIBOR + 4.250%	4.410	*	2/11/2026	1,059,752
997,139	Boxer Parent Co., Inc.	1 Month LIBOR + 3.750%	3.859	*	10/2/2025	992,682
836,003	Castle US Holding Corp.	3 Month LIBOR + 3.750%	3.897	*	1/29/2027	827,317
700,000	Endurance International Group	6 Month LIBOR + 3.500%	4.250	*	2/10/2028	697,956
700,000	GI Consilio Parent LLC	1 Month LIBOR + 4.000%	4.500	*	5/12/2028	700,329
148,000	HS Purchaser LLC	3 Month LIBOR + 4.000%	4.750	*	11/19/2026	148,502
62,974	MA FinanceCo LLC	1 Month LIBOR + 2.750%	2.864	*	6/21/2024	62,423
1,496,144	Mitchell International, Inc.	1 Month LIBOR + 3.250%	3.354	*	11/29/2024	1,484,459
497,500	Project Boost Purchaser LLC	1 Month LIBOR + 4.250%	5.000	*	6/1/2026	498,045
64,074	Quest Software US Holdings, Inc.	3 Month LIBOR + 8.250%	8.436	*	5/18/2026	64,090
72,000	Rocket Software, Inc.	1 Month LIBOR + 4.250%	4.750	*	11/28/2025	70,821
425,280	Seattle SpinCo, Inc.	1 Month LIBOR + 2.750%	2.854	*	6/21/2024	421,559
1,100,000	Solera LLC	3 Month LIBOR + 4.000%	4.500	*	6/2/2028	1,104,609
1,000,000	UKG, Inc.	1 Month LIBOR + 3.750%	3.854	*	5/4/2026	1,001,875
1,230,344	Waystar Technologies, Inc.	1 Month LIBOR + 4.000%	4.104	*	10/22/2026	1,234,189
1,097,250	Weld North Education LLC	1 Month LIBOR + 4.000%	4.750	*	12/21/2027	1,099,993
						11,468,601

The accompanying notes are an integral part of these financial statements.

CATALYST/CIFC FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal
Amount ($)		Variable Rate	Coupon Rate (%)		Maturity	Fair Value
	BANK LOANS - 95.2% (Continued)
	SPECIALTY FINANCE - 0.9%
275,000	LifeMiles Ltd	3 Month LIBOR + 5.500%	6.500	*	8/18/2022	$273,075
1,139,500	Orion Advisor Solutions, Inc.	3 Month LIBOR + 3.750%	4.500	*	9/24/2027	1,143,061
						1,416,136
	TECHNOLOGY HARDWARE - 0.5%
608,282	Cubic Corp.	3 Month LIBOR + 4.250%	5.000	*	5/25/2028	610,943
123,718	Cubic Corp.	3 Month LIBOR + 4.250%	5.000	*	5/25/2028	124,260
87,982	Global Tel*Link Corp.	1 Month LIBOR + 8.250%	8.354	*	11/29/2026	75,335
						810,538
	TECHNOLOGY SERVICES - 5.3%
1,581,995	Acuris Finance US, Inc.	3 Month LIBOR + 4.000%	4.500	*	2/16/2028	1,589,343
27,041	BIFM CA Buyer, Inc.			*@	6/1/2026	26,952
290,970	Blackhawk Network Holdings, Inc.	1 Month LIBOR + 7.000%	7.075	*	6/15/2026	290,242
228,000	CoreLogic, Inc.	1 Month LIBOR + 3.500%	4.000	*	6/2/2028	227,687
166,000	Ensono Holdings, LLC	1 Month LIBOR + 4.000%	4.750	*	5/26/2028	166,605
1,850,000	MPH Acquisition Holdings LLC	3 Month LIBOR + 2.750%	3.750	*	6/7/2023	1,846,957
1,350,000	Netsmart, Inc.	3 Month LIBOR + 4.000%	4.750	*	10/1/2027	1,355,306
750,000	Peraton Corp.	1 Month LIBOR + 3.750%	4.500	*	2/1/2028	753,488
250,000	Peraton Corp.	1 Month LIBOR + 7.750%	8.500	*	2/1/2029	256,250
1,600,000	Verscend Holding Corp.	1 Month LIBOR + 4.000%	4.104	*	8/27/2025	1,606,288
65,000	Verscend Holding Corp.	1 Month LIBOR + 7.500%	7.500	*	4/2/2029	65,975
						8,185,093
	TELECOMMUNICATIONS - 0.6%
900,000	Metronet Systems Holdings LLC	1 Month LIBOR + 3.750%	4.500	*	6/2/2028	902,363
100,000	Metronet Systems Holdings LLC			*@	6/2/2028	100,263
						1,002,626
	TRANSPORTATION & LOGISTICS - 4.8%
1,224,323	American Airlines, Inc.	1 Month LIBOR + 1.750%	1.846	*	1/29/2027	1,173,262
577,924	American Airlines, Inc.	3 Month LIBOR + 4.750%	5.500	*	4/20/2028	603,246
1,747,449	Atlantic Aviation FBO, Inc.	1 Month LIBOR + 3.750%	3.860	*	12/6/2025	1,748,978
497,487	NA Rail Holding Company LLC	3 Month LIBOR + 4.500%	4.647	*	10/19/2026	499,975
500,000	SkyMiles IP Ltd.	3 Month LIBOR + 3.750%	4.750	*	10/20/2027	528,782
1,100,000	United Airlines, Inc.	3 Month LIBOR + 3.750%	4.500	*	4/21/2028	1,115,967
1,845,328	WestJet Airlines Ltd.	6 Month LIBOR + 3.000%	4.000	*	12/11/2026	1,811,882
						7,482,092
	WHOLESALE - CONSUMER STAPLES - 0.3%
448,875	Quirch Foods Holdings LLC	6 Month LIBOR + 5.250%	5.750	*	10/27/2027	451,214

	TOTAL BANK LOANS (Cost - $147,141,914)					148,035,290

	SHORT-TERM INVESTMENT - 7.4%
	MONEY MARKET - 7.4%
11,495,125	First American Government Obligations Fund - Class U, 0.03%*					11,495,125
	TOTAL SHORT-TERM INVESTMENT (Cost - $11,495,125)

	TOTAL INVESTMENTS - 106.1% (Cost - 164,160,962)					$165,094,052
	LIABILITIES LESS OTHER ASSETS - (6.1)%					(9,533,458)
	NET ASSETS - 100.0%					$155,560,594

*	Floating Rate, rate shown represents the rate at June 30, 2021.

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2021, these securities amounted to $5,076,342 or 3.3% of net assets.

^	The security is illiquid; total illiquid securities represent 0.00% of net assets.

@	Security has not settled. Interest rate will be set at settlement.

LLC - Limited Liability Company.

LP - Limited Partnership.

PLC - Public Limited Company.

The accompanying notes are an integral part of these financial statements.

CATALYST/SMH HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 1.1%
	OIL & GAS SERVICES & EQUIPMENT - 1.1%
17,102	PHI Group, Inc.(a),(b)	$273,461

	TOTAL COMMON STOCKS (Cost $418,742)	273,461

	EXCHANGE-TRADED FUNDS — 3.0%
	FIXED INCOME - 3.0%
8,900	iShares iBoxx High Yield Corporate Bond ETF(c)	783,556

	TOTAL EXCHANGE-TRADED FUNDS (Cost $768,435)	783,556

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	CONVERTIBLE BONDS — 14.0%
	ASSET MANAGEMENT — 2.7%
671,000	Prospect Capital Corporation	4.9500	07/15/22	689,486

	AUTOMOTIVE — 3.6%
1,000,000	NIO, Inc.(e)	0.5000	02/01/27	944,000

	INTERNET MEDIA & SERVICES — 3.8%
1,000,000	fuboTV, Inc.(e)	3.2500	02/15/26	991,875

	REITS — 3.9%
969,000	Colony Capital, Inc.	5.0000	04/15/23	1,003,048

	TOTAL CONVERTIBLE BONDS (Cost $3,319,742)			3,628,409

	CORPORATE BONDS — 75.0%
	APPAREL & TEXTILE PRODUCTS — 3.2%
797,000	Under Armour, Inc.(c)	3.2500	06/15/26	826,752

	ASSET MANAGEMENT — 4.9%
360,000	Ares Capital Corporation(c)	3.2500	07/15/25	379,069

See accompanying notes which are an integral part of these financial statements.

CATALYST/SMH HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.0% (Continued)
	ASSET MANAGEMENT — 4.9% (Continued)
850,000	Icahn Enterprises, L.P. / Icahn Enterprises(c)	5.2500	05/15/27	$880,680
				1,259,749
	AUTOMOTIVE — 3.1%
787,000	American Axle & Manufacturing, Inc.(c)	6.2500	04/01/25	814,514

	CHEMICALS — 2.9%
725,000	Rayonier AM Products, Inc.(e)	7.6250	01/15/26	758,354

	CONSTRUCTION MATERIALS — 0.2%
50,000	US Concrete, Inc.(e)	5.1250	03/01/29	54,779

	HOME CONSTRUCTION — 5.4%
844,000	Beazer Homes USA, Inc.	5.8750	10/15/27	886,707
465,000	TRI Pointe Group, Inc. / TRI Pointe Homes, Inc.(c)	5.8750	06/15/24	518,419
				1,405,126
	INTERNET MEDIA & SERVICES — 3.2%
755,000	Uber Technologies, Inc.(e)	8.0000	11/01/26	815,672

	MACHINERY — 3.3%
824,000	Titan International, Inc.(e)	7.0000	04/30/28	863,197

	METALS & MINING — 4.6%
865,000	Coeur Mining, Inc.(c),(e)	5.1250	02/15/29	859,230
300,000	Hecla Mining Company(c)	7.2500	02/15/28	328,125
				1,187,355
	OIL & GAS PRODUCERS — 6.8%
750,000	Occidental Petroleum Corporation	6.6000	03/15/46	893,070
876,000	PBF Logistics, L.P. / PBF Logistics Finance(c)	6.8750	05/15/23	861,765
				1,754,835
	OIL & GAS SERVICES & EQUIPMENT — 3.5%
791,000	PHI, Inc.(b),(d),(e),(f)	—	03/15/22	—
243,000	Transocean, Inc.(c),(e)	11.5000	01/30/27	260,010

See accompanying notes which are an integral part of these financial statements.

CATALYST/SMH HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.0% (Continued)
	OIL & GAS SERVICES & EQUIPMENT — 3.5% (Continued)
1,017,000	Transocean, Inc.(d)	6.8000	03/15/38	$657,302
				917,312
	REITS — 6.5%
900,000	CoreCivic, Inc.(c)	4.7500	10/15/27	822,358
447,000	Service Properties Trust	5.2500	02/15/26	451,921
382,000	SITE Centers Corporation	4.2500	02/01/26	414,532
				1,688,811
	REAL ESTATE OWNERS & DEVELOPERS — 2.7%
700,000	Howard Hughes Corporation (The)(e)	4.3750	02/01/31	698,866

	RETAIL - CONSUMER STAPLES — 2.4%
600,000	Rite Aid Corporation(e)	8.0000	11/15/26	609,753

	RETAIL - DISCRETIONARY — 15.2%
881,000	Bed Bath & Beyond, Inc.(c)	5.1650	08/01/44	816,577
670,000	Kohl’s Corporation B(c)	3.2500	02/01/23	691,858
1,270,000	L Brands, Inc.	6.7500	07/01/36	1,593,215
825,000	Nordstrom, Inc.(c)	5.0000	01/15/44	826,949
				3,928,599
	SPECIALTY FINANCE — 3.3%
836,000	Enova International, Inc. B(e)	8.5000	09/15/25	862,648

	STEEL — 3.4%
803,000	United States Steel Corporation(c)	6.8750	08/15/25	822,781
50,000	United States Steel Corporation	6.6500	06/01/37	53,743
				876,524
	TECHNOLOGY HARDWARE — 0.0%
8,669,000	ENERGY CONVERSION DEVICES INC *BANKRUPT*(b),(d),(e),(f)	—	12/15/49	—

	TRANSPORTATION & LOGISTICS — 0.4%
100,000	Southwest Airlines Company	3.0000	11/15/26	106,670

	TOTAL CORPORATE BONDS (Cost $20,563, 225)			19,429,516

See accompanying notes which are an integral part of these financial statements.

CATALYST/SMH HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal
Amount ($)		Strike Price	Maturity	Fair Value
	WARRANT — 0.8%
	OIL & GAS SERVICES & EQUIPMENT - 0.8%
14,310	PHI Group, Inc.	0.00100	09/04/44	$200,340

	TOTAL WARRANT (Cost $350,379)			200,340

	COLLATERAL FOR SECURITIES LOANED — 32.3%
8,351,876	Mount Vernon Prime Portfolio, 0.10% (Cost $8,351,876)(g),(h)			8,351,876

	TOTAL INVESTMENTS - 126.2% (Cost $33,772,3 99)			$32,667,158
	LIABILITIES IN EXCESS OF OTHER ASSETS - (26.2)%			(6,782,206)
	NET ASSETS - 100.0%			$25,884,952

ETF	- Exchange-Traded Fund

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Illiquid security. The total fair value of these securities as of June 30, 2021 was $273,461, representing 1.10% of net assets.

(c)	All or a portion of these securities are on loan. Total loaned securities had a value of $8,188,675 at June 30, 2021.

(d)	The value of this security has been determined in good faith under policies of the Board of Trustees. The total of these securities is $0 or 0.0% of net assets.

(e)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021 the total market value of 144A securities is 7,718,384 or 29.8% of net assets.

(f)	Represents issuer in default on interest payments; non-income producing security.

(g)	Rate disclosed is the seven day effective yield as of June 30, 2021.

(h)	Mutual Fund Series Trust’s securities lending policy and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

CATALYST/SMH TOTAL RETURN INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	BUSINESS DEVELOPMENT COMPANIES - 9.2%
	ASSET MANAGEMENT - 9.2%
116,675	PennantPark Investment Corporation	$779,389
126,900	Prospect Capital Corporation(a)	1,064,691
	TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $2,826,185)	1,844,080

	CLOSED END FUNDS — 2.0%
	MIXED ALLOCATION - 2.0%
28,217	NexPoint Strategic Opportunities Fund	388,266

	TOTAL CLOSED END FUNDS (Cost $322,856)	388,266

	COMMON STOCKS — 29.4%
	ASSET MANAGEMENT - 13.8%
3,300	Apollo Global Management, Inc.(a)	205,260
30,291	Compass Diversified Holdings	772,420
12,500	Pershing Square Tontine Holdings Ltd.(a)	284,500
31,103	Sculptor Capital Management, Inc.(a)	764,822
31,688	SuRo Capital Corporation	425,334
49,500	US Global Investors, Inc., Class A(a)	306,405
		2,758,741
	AUTOMOTIVE - 0.5%
6,200	Ford Motor Company *	92,132

	FOOD - 1.1%
5,284	Kraft Heinz Company (The)	215,482

	HEALTH CARE FACILITIES & SERVICES - 0.8%
1,225	Quest Diagnostics, Inc.(a)	161,663

	HOME CONSTRUCTION - 2.1%
4,665	DR Horton, Inc.	421,576

	OIL & GAS PRODUCERS - 1.5%
1,491	Chevron Corporation	156,168

See accompanying notes which are an integral part of these financial statements.

CATALYST/SMH TOTAL RETURN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 29.4% (Continued)
	OIL & GAS PRODUCERS - 1.5% (Continued)
2,177	Exxon Mobil Corporation	$137,325
		293,493
	TECHNOLOGY HARDWARE - 3.9%
8,890	HP, Inc.	268,389
47,154	Pitney Bowes, Inc.(a)	413,541
4,612	Xerox Holdings Corporation	108,336
		790,266
	TECHNOLOGY SERVICES - 1.6%
2,161	International Business Machines Corporation(a)	316,781

	TELECOMMUNICATIONS - 1.4%
5,600	AT&T, Inc.(a)	161,168
2,050	Verizon Communications, Inc.	114,862
		276,030
	TRANSPORTATION & LOGISTICS - 2.7%
26,000	AFC Gamma, Inc.(a)	536,900

	TOTAL COMMON STOCKS (Cost $5,422,736)	5,863,064

	REITS — 6.3%
	REITS - 6.3%
2,390	Innovative Industrial Properties, Inc.(a)	456,538
10,370	Iron Mountain, Inc.(a)	438,858
11,400	VICI Properties, Inc.(a)	353,628
	TOTAL REITS (Cost $906,303)	1,249,024

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	CONVERTIBLE BONDS — 9.8%
	AUTOMOTIVE — 3.3%
700,000	NIO, Inc.(c)	0.5000	02/01/27	660,800

	INTERNET MEDIA & SERVICES — 3.3%
662,000	fuboTV, Inc.(c)	3.2500	02/15/26	656,621

See accompanying notes which are an integral part of these financial statements.

CATALYST/SMH TOTAL RETURN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 9.8% (Continued)
	SPECIALTY FINANCE — 3.2%
717,000	EZCORP, Inc.	2.3750	05/01/25	$639,062

	TOTAL CONVERTIBLE BONDS (Cost $1,858,499)			1,956,483

	CORPORATE BONDS — 41.4%
	APPAREL & TEXTILE PRODUCTS — 2.1%
397,000	Under Armour, Inc.(a)	3.2500	06/15/26	411,820

	AUTOMOTIVE — 2.9%
554,000	American Axle & Manufacturing, Inc.(a)	6.2500	04/01/25	573,368

	CONSTRUCTION MATERIALS — 0.4%
77,000	US Concrete, Inc.(a)	6.3750	06/01/24	78,227

	HOME CONSTRUCTION — 3.3%
635,000	Beazer Homes USA, Inc.	5.8750	10/15/27	667,131

	INTERNET MEDIA & SERVICES — 1.8%
332,000	Uber Technologies, Inc.(c)	8.0000	11/01/26	358,680

	MACHINERY — 1.5%
287,000	Titan International, Inc.(c)	7.0000	04/30/28	300,653

	OIL & GAS PRODUCERS — 4.6%
350,000	Occidental Petroleum Corporation	6.6000	03/15/46	416,766
511,000	PBF Logistics, L.P. / PBF Logistics Finance(a)	6.8750	05/15/23	502,696
				919,462
	OIL & GAS SERVICES & EQUIPMENT — 3.6%
91,000	Transocean, Inc.(a),(c)	11.5000	01/30/27	97,370
953,000	Transocean, Inc.	6.8000	03/15/38	615,938
				713,308

See accompanying notes which are an integral part of these financial statements.

CATALYST/SMH TOTAL RETURN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 41.4% (Continued)
	REITS — 5.3%
378,000	CoreCivic, Inc.(a)	4.7500	10/15/27	$345,390
350,000	EPR Properties	5.2500	07/15/23	369,859
332,000	Service Properties Trust	5.2500	02/15/26	335,655
				1,050,904
	RETAIL - DISCRETIONARY — 8.3%
373,000	Bed Bath & Beyond, Inc.(a)	5.1650	08/01/44	345,724
274,000	Kohl’s Corporation(a)	5.5500	07/17/45	328,673
789,000	L Brands, Inc.	6.7500	07/01/36	989,802
				1,664,199
	SEMICONDUCTORS — 2.3%
431,000	Advanced Micro Devices, Inc.	7.5000	08/15/22	463,566

	SPECIALTY FINANCE — 2.9%
566,000	Enova International, Inc. B(c)	8.5000	09/15/25	584,041

	TECHNOLOGY HARDWARE — 0.0%
5,543,000	ENERGY CONVERSION DEVICES INC (BANKRUPT )(c),(d),(e),(f)	—	12/15/49	—

	TRANSPORTATION & LOGISTICS — 2.4%
461,000	Southwest Airlines Company	3.0000	11/15/26	491,747

	TOTAL CORPORATE BONDS (Cost $8,988,115)			8,277,106

Shares
	WARRANT — 0.0%
	ASSET MANAGEMENT - 0.0%
1,389	Pershing Square Tontine Holdings Ltd.	8,751

	TOTAL WARRANT (Cost $8,509)	8,751

	COLLATERAL FOR SECURITIES LOANED — 28.6%
5,715,468	Mount Vernon Prime Portfolio, 0.10% (Cost $5,715,468)(g),(h)	5,715,468

See accompanying notes which are an integral part of these financial statements.

CATALYST/SMH TOTAL RETURN INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

TOTAL INVESTMENTS – 126.6% (Cost $26, 048,671)	$25,302,242
CALL OPTIONS WRITTEN - 0.0% (Proceeds - $8,494)	(7,006)
LIABILITIES IN EXCESS OF OTHER ASSETS - (26.6)%	(5,311,133)
NET ASSETS - 100.0%	$19,984,103

Contracts(i)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN EQUITY OPTIONS - 0.0%
	CALL OPTIONS WRITTEN- 0.0%
62	Ford Motor Company	LEK Securities	09/17/2021	$15	$92,132	$7,006
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $8,494)

LTD	- Limited Company

REIT	- Real Estate Investment Trust

*	All or a portion of security held as collateral for open options.

(a)	All or a portion of these securities are on loan. Total loaned securities had a value of $5,549,058 at June 30, 2021.

(b)	Non-income producing security.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021 the total market value of 144A securities is 2,658,165 or 13.4% of net assets.

(d)	The security is illiquid; total illiquid securities represent 0.0% of net assets.

(e)	The value of this security has been determined in good faith under policies of the Board of Trustees. The total of these securities is $0 or 0.0% of net assets.

(f)	Represents issuer in default on interest payments; non-income producing security.

(g)	Rate disclosed is the seven day effective yield as of June 30, 2021.

(h)	Mutual Fund Series Trust’s securities lending policy and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(i)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

See accompanying notes which are an integral part of these financial statements.

CATALYST/STONE BEACH INCOME OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	EXCHANGE - TRADED FUNDS — 0.5%
	EQUITY - 0.5%
4,100	iShares Mortgage Real Estate ETF	$152,192

	TOTAL EXCHANGE -TRADED FUNDS (Cost $145,913)	152,192

	PREFERRED STOCKS — 0.4%
	ELECTRICAL EQUIPMENT - 0.4%
4,000	Babcock & Wilcox Enterprises, Inc. (a)	101,960

	TOTAL PREFERRED STOCKS (Cost $100,000)	101,960

	REITS — 2.2%
	SPECIALTY FINANCE - 2.2%
20,400	Annaly Capital Management, Inc.*	181,152
5,000	Blackstone Mortgage Trust, Inc., Class A	159,450
10,800	New Residential Investment Corporation	114,372
6,600	Starwood Property Trust, Inc.	172,722
	TOTAL REITS (Cost $633,685)	627,696

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity
	MORTGAGE-BACKED SECURITIES — 39.7%
	AGENCY CMBS — 2.4%
122,056	Fannie Mae-Aces(d)		5.2710	10/25/32	133,773
344,027	Freddie Mac Multifamily Structured Pass Through (d)		2.8640	08/25/22	350,454
19,391	Freddie Mac Multifamily Structured Pass Through (d)		2.6300	11/25/28	20,724
150,217	Government National Mortgage Association		4.2970	03/16/47	159,195
23,816	Government National Mortgage Association		3.1500	08/16/51	24,375
					688,521
	COLLATERALIZED MORTGAGE OBLIGATIONS — 37.3%
36,963	Banc of America Funding 2004 -1 Trust (b)		—	03/25/34	29,563
5,555	Fannie Mae Interest Strip (c),(d)		7.5000	07/25/22	130
34,881	Fannie Mae Interest Strip (c),(d)		8.0000	07/25/24	3,176

See accompanying notes which are an integral part of these financial statements.

CATALYST/STONE BEACH INCOME OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	MORTGAGE-BACKED SECURITIES — 39.7% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 37.3% (Continued)
55,395	Fannie Mae Interest Strip (c),(d)		8.5000	10/25/25	$5,481
311,052	Fannie Mae Interest Strip (c),(d)		4.0000	07/25/32	37,035
496,631	Fannie Mae Interest Strip (c),(d)		6.0000	07/25/35	101,208
1,277,205	Fannie Mae Interest Strip (c),(d)		5.0000	08/25/35	248,408
11,131	Fannie Mae Interest Strip (c),(d)		7.5000	09/25/37	2,569
238,274	Fannie Mae Interest Strip (c),(d)		5.0000	01/25/38	44,897
119,883	Fannie Mae Interest Strip (c),(d)		6.0000	04/25/38	25,447
403,639	Fannie Mae Interest Strip (c),(d)		4.5000	11/25/39	74,254
649,647	Fannie Mae Interest Strip (c),(d)		4.5000	11/25/39	119,392
662,868	Fannie Mae Interest Strip (c),(d)		5.0000	11/25/40	129,258
219,853	Fannie Mae Interest Strip (c),(d)		5.0000	03/25/41	44,063
355,147	Fannie Mae Interest Strip (c),(d)		4.5000	09/25/47	55,939
409,347	Fannie Mae REMIC Trust 2004 -W10(b),(d)		—	08/25/34	396,308
217,719	Fannie Mae REMIC Trust 2004 -W4(b),(d)		—	06/25/34	208,992
9,646,338	Fannie Mae REMIC Trust 2004 -W4(c),(d)		0.0860	06/25/34	39,742
822,424	Fannie Mae REMIC Trust 2004 -W5(c),(d),(e)	US0001M + 7.050%	6.9610	02/25/47	190,154
80,252	Fannie Mae REMIC Trust 2005 -W2(b),(d)		—	05/25/35	79,109
59,038	Fannie Mae REMICS (c),(d),(e)	US0001M + 8.000%	7.9110	09/25/23	4,450
15,576,205	Fannie Mae REMICS (c),(d)		0.2840	06/25/28	121,446
349,599	Fannie Mae REMICS (c),(d),(e)	US0001M + 7.000%	6.9110	09/25/32	72,019
3,080,709	Fannie Mae REMICS (c),(d)		3.0000	02/25/33	333,461
531,242	Fannie Mae REMICS (c),(d),(e)	US0001M + 7.750%	7.6610	02/25/33	125,249
106,017	Fannie Mae REMICS (c),(d)		6.5000	05/25/33	21,890
982,392	Fannie Mae REMICS (c),(d),(e)	US0001M + 8.250%	8.1610	06/25/33	235,882
180,112	Fannie Mae REMICS (c),(d),(e)	US0001M + 7.600%	7.5110	04/25/34	43,136
13,573	Fannie Mae REMICS (d),(e)	US0001M + 14.240%	14.0610	07/25/34	16,387
487,945	Fannie Mae REMICS (c),(d),(e)	US0001M + 6.500%	6.4110	09/25/34	78,865
500,974	Fannie Mae REMICS (c),(d),(f)		5.0000	10/25/34	85,981
327,514	Fannie Mae REMICS (c),(d),(e)	US0001M + 6.100%	6.0110	10/25/35	59,126
678,198	Fannie Mae REMICS (c),(d),(e)	US0001M + 6.700%	6.6110	10/25/35	130,202
485,390	Fannie Mae REMICS (c),(d),(e)	US0001M + 6.630%	6.5410	11/25/36	103,778
288,842	Fannie Mae REMICS (c),(d),(e)	US0001M + 6.780%	6.6910	05/25/37	65,979
322,690	Fannie Mae REMICS (c),(d),(e)	US0001M + 7.150%	7.0610	07/25/37	81,641
169,939	Fannie Mae REMICS (c),(d),(e)	US0001M + 5.870%	5.7810	08/25/37	29,840

See accompanying notes which are an integral part of these financial statements.

CATALYST/STONE BEACH INCOME OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	MORTGAGE-BACKED SECURITIES — 39.7% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 37.3% (Continued)
294,785	Fannie Mae REMICS (c),(d),(e)	US0001M + 6.100%	6.0110	05/25/39	$54,832
1,439,761	Fannie Mae REMICS (c),(d),(e)	US0001M + 6.350%	6.2610	04/25/40	268,994
1,174,832	Fannie Mae REMICS (c),(d),(e)	US0001M + 6.350%	6.2610	05/25/40	216,168
761,285	Fannie Mae REMICS (c),(d),(e)	US0001M + 6.450%	6.3610	06/25/40	155,582
191,283	Fannie Mae REMICS (c),(d),(e)	US0001M + 535.500%	4.5000	12/25/41	32,371
1,073,501	Fannie Mae REMICS (c),(d),(e)	US0001M + 6.550%	6.4610	09/25/42	243,432
68,259	Fannie Mae REMICS (c),(d),(e)	US0001M + 6.160%	6.0710	10/25/42	13,287
12,671	Fannie Mae REMICS (d)		2.5000	11/25/42	12,720
636,998	Fannie Mae REMICS (c),(d),(e)	US0001M + 1.800%	1.7400	01/25/43	29,050
301,040	Fannie Mae REMICS (c),(d),(e)	US0001M + 6.150%	6.0610	02/25/43	55,570
503,838	Fannie Mae REMICS (c),(d),(e)	US0001M + 4.000%	3.9110	06/25/43	12,897
457,427	Fannie Mae REMICS (d),(e)	US0001M + 13.000%	12.6430	07/25/43	572,139
1,974,780	Fannie Mae REMICS (c),(d)		2.5000	07/25/50	159,557
2,043,667	Fannie Mae Trust 2003-W6(c),(d),(e)	US0001M + 7.600%	7.5110	09/25/42	456,557
121,361	Fannie Mae Trust 2005-W3(d),(e)	US0001M + 0.220%	0.3090	03/25/45	121,030
168,658	Freddie Mac REMICS (c),(d),(e)	US0001M + 7.870%	7.7770	05/15/29	30,101
270,608	Freddie Mac REMICS (c),(d),(e)	US0001M + 8.000%	7.9070	12/15/31	54,381
644,172	Freddie Mac REMICS (c),(d),(e)	US0001M + 7.000%	6.9070	01/15/32	124,181
382,759	Freddie Mac REMICS (c),(d),(e)	US0001M + 8.100%	8.0070	08/15/32	55,439
39,423	Freddie Mac REMICS (d),(e)	US0001M + 14.400%	14.1760	12/15/32	51,058
49,457	Freddie Mac REMICS (d),(e)	US0001M + 13.000%	12.8140	05/15/33	62,208
116,030	Freddie Mac REMICS (d),(e)	US0001M + 24.273%	23.9320	05/15/35	183,837
82,594	Freddie Mac REMICS (d)		5.0000	09/15/35	90,606
1,177,528	Freddie Mac REMICS (c),(d),(e)	US0001M + 6.590%	6.4970	10/15/35	231,679
898,363	Freddie Mac REMICS (c),(d),(e)	US0001M + 6.000%	5.9070	02/15/36	159,977
515,753	Freddie Mac REMICS (c),(d),(e)	US0001M + 6.500%	6.4070	02/15/36	101,236
618,040	Freddie Mac REMICS (c),(d),(e)	US0001M + 6.650%	6.5570	04/15/36	134,090
504,113	Freddie Mac REMICS (c),(d),(e)	US0001M + 6.570%	6.4770	05/15/36	97,560
1,288,047	Freddie Mac REMICS (c),(d),(e)	US0001M + 6.060%	5.9670	07/15/36	230,795
601,025	Freddie Mac REMICS (c),(d),(e)	US0001M + 6.580%	6.4870	09/15/36	132,561
182,000	Freddie Mac REMICS (d)		5.5000	11/15/36	222,267
609,547	Freddie Mac REMICS (c),(d),(e)	US0001M + 5.950%	5.8570	12/15/36	106,112

See accompanying notes which are an integral part of these financial statements.

CATALYST/STONE BEACH INCOME OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	MORTGAGE-BACKED SECURITIES — 39.7% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 37.3% (Continued)
210,905	Freddie Mac REMICS(c),(d)		6.5000	12/15/37	$43,869
537,860	Freddie Mac REMICS(c),(d),(e)	US0001M + 6.100%	6.0070	07/15/39	96,951
324,510	Freddie Mac REMICS(c),(d),(e)	US0001M + 6.600%	6.5070	12/15/39	10,169
137,666	Freddie Mac REMICS(c),(d)		4.5000	05/15/40	7,130
238,511	Freddie Mac REMICS(c),(d)		4.0000	08/15/40	16,876
134,986	Freddie Mac REMICS(d),(e)	US0001M + 9.800%	9.6140	10/15/40	150,016
123,010	Freddie Mac REMICS(d),(e)	US0001M + 14.910%	14.6310	12/15/40	193,586
261,573	Freddie Mac REMICS (d),(e)	US0001M + 13.200%	12.9210	02/15/41	367,568
74,121	Freddie Mac REMICS(c),(d)		5.0000	03/15/41	5,758
273,980	Freddie Mac REMICS(c),(d),(e)	US0001M + 6.600%	6.5070	11/15/41	34,978
2,388,453	Freddie Mac REMICS(c),(d),(e)	US0001M + 1.295%	1.2520	01/15/43	145,050
318,327	Freddie Mac REMICS(d),(e)	US0001M + 6.000%	5.8600	03/15/43	341,282
6,604,249	Freddie Mac REMICS(c),(d),(e)	US0001M + 1.170%	1.1310	08/15/43	206,477
1,513,552	Freddie Mac REMICS(c),(d)		5.5000	12/25/43	268,786
52,001	Freddie Mac REMICS(d)		3.0000	01/15/47	52,229
123,623	Freddie Mac Strips (c),(d)		7.0000	04/01/27	15,537
1,111,065	Freddie Mac Strips (c),(d),(e)	US0001M + 6.500%	6.4070	07/15/36	215,223
722,192	Freddie Mac Strips (c),(d),(e)	US0001M + 7.700%	7.6070	07/15/36	174,955
359,218	Freddie Mac Strips (c),(d),(e)	US0001M + 8.600%	8.5070	11/15/36	106,944
147,968	Freddie Mac Strips (c),(d),(e)	US0001M + 6.600%	6.5070	12/15/36	29,701
40,797	Government National Mortgage Association(f)		2.6360	05/20/41	42,462
103,780	Government National Mortgage Association Series 2013-22GA		2.5000	10/20/41	107,585
50,680	Government National Mortgage Association(e)	US0001M + 4.100%	4.0160	02/20/42	49,442
2,060,631	Government National Mortgage Association(c),(e)	US0001M + 2.625%	2.5370	08/20/45	215,454
391,079	Government National Mortgage Association(c),(e)	US0001M + 6.200%	6.1160	05/20/48	68,864
					10,883,623
	NON AGENCY CMBS — 0.0%
1,733	GS Mortgage Securities Trust 2017-GS5		3.2180	03/10/50	1,738

	TOTAL MORTGAGE-BACKED SECURITIES (Cost $11,461,968)				11,573,882

See accompanying notes which are an integral part of these financial statements.

CATALYST/STONE BEACH INCOME OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 25.0%
	AGENCY FIXED RATE — 24.5%
4,000,000	Fannie Mae or Freddie Mac (d),(g)		2.5000	12/25/49	$4,137,187
2,000,000	Fannie Mae or Freddie Mac (d),(g)		2.0000	03/25/50	2,022,266
4,929	Fannie Mae Pool AM6381		3.2900	08/01/26	5,411
865,568	Freddie Mac Gold Pool G60687		8.5000	05/01/31	987,287
					7,152,151
	AGENCY MBS OTHER — 0.5%
127,627	Fannie Mae Pool AM 2788		2.8000	03/01/23	132,435

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $7,287,448)				7,284,586

Shares
	SHORT-TERM INVESTMENTS— 16.8%
	MONEY MARKET FUNDS - 16.8%
4,901,488	First American Government Obligations Fund, Class U, 0.03%(Cost $4,901,488)(h)	4,901,488

	TOTAL INVESTMENTS - 84.6% (Cost $24,530,502)	$24,641,804
	CALL OPTIONS WRITTEN - 0.0% (Proceeds- $4,751)	(7,415)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 15.4%	4,492,494
	NET ASSETS - 100.0%	$29,126,883

Contracts(i)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN EQUITY OPTIONS - 0.0%
	CALL OPTIONS WRITTEN - 0.0%
7,415	Annaly Capital Management, Inc.	IB	07/16/2021	$10	$6,584,520	$7,415
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $4,751)

OPEN FUTURES CONTRACTS
Number of				Unrealized Appreciation
Contracts	Open Short Futures Contracts	Expiration	Notional Amount	(Depreciation)
72	CBOT 10 Year US Treasury Note	09/21/2021	$9,540,000	$(38,156)
30	CBOT 5 Year US Treasury Note	09/30/2021	3,702,900	(13,252)
12	CME 3 Month Eurodollar Future	12/16/2024	2,953,650	150
30	CME 3 Month Eurodollar Future	12/18/2023	7,415,625	2,437
12	CME 3 Month Eurodollar Future	09/16/2024	2,956,200	1,438

See accompanying notes which are an integral part of these financial statements.

CATALYST/STONE BEACH INCOME OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

OPEN FUTURES CONTRACTS (Continued)
Number of				Unrealized Appreciation
Contracts	Open Short Futures Contracts	Expiration	Notional Amount	(Depreciation)
30	CME3 Month Eurodollar Future	09/18/2023	$7,425,000	$4,437
12	CME3 Month Eurodollar Future	06/16/2025	2,950,350	(812)
30	CME3 Month Eurodollar Future	06/17/2024	7,398,375	1,250
12	CME3 Month Eurodollar Future	03/17/2025	2,952,150	(1,462)
30	CME3 Month Eurodollar Future	03/18/2024	7,407,000	1,000
	TOTAL FUTURES CONTRACTS			$(42,970)

ETF	- Exchange-Traded Fund

REMIC	- Real Estate Mortgage Investment Conduit

IB	Inter active Brokers

US0001M	ICELIBOR USD 1 Month

*	All or a portion of security held as collateral for open options.

(a)	Non-income producing security.

(b)	Zero coupon bond.

(c)	Interest only securities.

(d)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(e)	Floating rate security; the rate shown represents the rate on June 30,2021.

(f)	Variable rate security; the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(g)	To be announced security.

(h)	Rate disclosed is the seven day effective yield as of June 30, 2021.

(i)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

See accompanying notes which are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2021

			Catalyst/MAP	Catalyst/CIFC		Catalyst/SMH	Catalyst/Stone
	Catalyst Insider	Catalyst Enhanced	Global Balanced	Floating Rate	Catalyst/SMH	Total Return	Beach Income
	Income Fund	Income Strategy Fund	Fund	Income Fund	High Income Fund	Income Fund	Opportunity Fund
ASSETS:
Investment in Securities, at Cost	$99,891,938	$334,037,154	$16,504,557	$164,160,962	$33,772,399	$26,048,671	$24,530,502
Investment in Securities, at Value	$102,695,563	$334,786,677	$19,476,124	$165,094,052	$32,667,158	$25,302,242	$24,641,804
Cash	3,126,773	—	206,171	6,338,495	1,145,856	42,827	2,126,838
Dividends and interest receivable	979,165	1,589,810	232,643	127,570	396,802	200,050	305,874
Receivable for Fund shares sold	342,649	1,213,747	23,931	649,814	55,000	260,708	51,604
Due from Manager	—	—	—	—	—	—	45,944
Futures unrealized appreciation	—	—	—	—	—	—	10,712
Receivable for securities sold	—	—	—	15,472,998	—	—	6,937,724
Deposits with Broker for futures and options (a)	—	—	—	—	—	—	1,264,724
Prepaid expenses and other assets	50,934	56,505	26,984	42,743	31,343	25,370	19,690
Total Assets	107,195,084	337,646,739	19,965,853	187,725,672	34,296,159	25,831,197	35,404,914

LIABILITIES:
Options written (premiums received $0, $0, $37,374, $0, $0, $8,494, $4,751)	—	—	79,500	—	—	7,006	7,415
Payable for securities purchased	2,306,330	3,012,009	—	31,853,889	—	—	6,161,953
Management fees payable	34,099	326,956	6,341	70,579	14,378	14,647	14,359
Distribution Payable	40,690	—	—	60,641	—	—	—
Payable upon return of securities loaned (Note 1)	—	—	—	—	8,351,876	5,715,468	—
Line of credit payable	—	—	—	—	—	217
Payable to related parties	8,919	47,009	6,260	23,270	7,089	4,093	11,344
Trustee fee payable	2,671	2,675	3,001	2,655	3,041	2,966	2,960
Accrued 12b-1 fees	3,098	15,084	5,601	25,613	12,449	8,803	1,136
Payable for Fund shares redeemed	184,259	124,268	1,551	110,633	—	72,858	30
Futures unrealized depreciation	—	—	—	—	—	—	53,682
Compliance Officer fees payable	18	—	80	141	125	118	—
Accrued expenses and other liabilities	24,791	17,005	25,462	17,657	22,249	20,918	25,152
Total Liabilities	2,604,875	3,545,006	127,796	32,165,078	8,411,207	5,847,094	6,278,031

Net Assets	$104,590,209	$334,101,733	$19,838,057	$155,560,594	$25,884,952	$19,984,103	$29,126,883

NET ASSETS CONSIST OF:
Paid in capital	$102,746,058	$332,634,350	$16,457,238	$165,020,337	$57,287,508	$39,505,318	$31,505,357
Accumulated earnings (losses)	1,844,151	1,467,383	3,380,819	(9,459,743)	(31,402,556)	(19,521,215)	(2,378,474)
Net Assets	$104,590,209	$334,101,733	$19,838,057	$155,560,594	$25,884,952	$19,984,103	$29,126,883

Class A
Net Assets	$4,763,532	$34,777,709	$2,681,374	$19,682,001	$8,888,764	$4,164,176	$1,098,225
Shares of beneficial interest outstanding (b)	482,212	3,103,491	211,306	2,044,937	2,103,302	808,770	124,755
Net asset value per share (Net assets/shares outstanding)	$9.88	$11.21	$12.69	$9.62	$4.23	$5.15	$8.80
Maximum offering price per share (c)	$10.37	$11.77	$13.46	$10.10	$4.44	$5.46	$9.24
Minimum redemption price per share (d)	$9.78	$11.10	$12.56	$9.52	$4.19	$5.10	$8.71

Class C
Net Assets	$3,850,512	$19,059,487	$6,652,928	$14,398,861	$6,066,652	$8,599,623	$484,000
Shares of beneficial interest outstanding (b)	389,519	1,708,144	530,040	1,501,352	1,433,681	1,672,671	55,134
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$9.89	$11.16	$12.55	$9.59	$4.23	$5.14	$8.78

Class I
Net Assets	$95,976,165	$280,264,537	$10,503,755	$121,479,732	$10,929,536	$7,220,304	$27,544,658
Shares of beneficial interest outstanding (b)	9,691,147	25,009,234	826,957	12,611,465	2,584,675	1,406,480	3,138,049
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$9.90	$11.21	$12.70	$9.63	$4.23	$5.13	$8.78

(a)	See Section 1c in the notes for the breakout by counterparty.

(b)	Unlimited number of shares of no par value beneficial interest authorized.

(c)	There is a maximum front-end sales charge (load) of 4.75% imposed on purchases of Class A shares for each Fund, excluding the Catalyst/MAP Global Balanced Fund and the Catalyst/SMH Total Return Income Fund which impose 5.75%.

(d)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges (“CDSC”) on shares redeemed within two years of purchases.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations
For the Year Ended June 30, 2021

			Catalyst/MAP	Catalyst/CIFC		Catalyst/SMH	Catalyst/Stone
	Catalyst Insider	Catalyst Enhanced	Global Balanced	Floating Rate	Catalyst/SMH	Total Return	Beach Income
	Income Fund	Income Strategy Fund	Fund	Income Fund	High Income Fund	Income Fund	Opportunity Fund
Investment Income:
Dividend Income	$—	$—	$479,417	$—	$—	$543,295	$879,385
Interest Income	2,777,102	18,458,032	194,280	5,138,378	1,139,248	557,526	594,860
Securities Lending Income - net	—	—	—	—	30,149	35,012	—
Foreign tax withheld	—	—	(39,821)	—	—	—	—
Total Investment Income	2,777,102	18,458,032	633,876	5,138,378	1,169,397	1,135,833	1,474,245

Operating Expenses:
Investment management fees	550,315	3,377,461	216,168	1,225,786	203,846	158,157	396,334
12b-1 Fees:
Class A	11,512	61,671	7,207	47,268	21,766	7,789	4,239
Class C	24,455	102,577	66,239	122,739	59,163	76,432	7,501
Registration fees	49,407	78,565	36,741	59,097	42,068	38,592	35,554
Networking fees	84,512	181,347	18,038	94,336	16,346	8,921	27,192
Transfer Agent fees	7,329	21,333	1,939	8,623	3,687	1,658	4,808
Management services fees	23,344	61,279	10,404	35,637	10,096	9,255	13,125
Administration fees	49,325	213,267	32,419	106,928	32,446	27,152	61,780
Audit fees	13,776	14,250	14,750	14,250	14,249	14,250	17,002
Legal fees	9,453	12,137	10,001	14,016	10,186	15,445	10,501
Trustees’ fees	12,049	12,050	12,377	12,049	12,353	12,352	12,352
Compliance officer fees	7,556	14,230	8,445	13,337	8,368	8,264	10,576
Printing expense	9,432	21,392	4,061	11,495	3,282	2,885	4,196
Custody fees	3,497	20,132	10,113	22,759	2,886	3,147	5,952
Insurance expense	1,728	2,185	769	3,324	595	537	727
Interest expense	202	377	551	154	629	495	7,599
Miscellaneous expense	2,443	2,498	2,399	19,067	2,099	2,099	8,278
Total Operating Expenses	860,335	4,196,751	452,621	1,810,865	444,065	387,430	627,716
Less: Fees waived/ Expenses reimbursed by Manager	(272,702)	(646,409)	(169,008)	(535,848)	(111,458)	(92,056)	(186,686)
Net Operating Expenses	587,633	3,550,342	283,613	1,275,017	332,607	295,374	441,030

Net Investment Income	2,189,469	14,907,690	350,263	3,863,361	836,790	840,459	1,033,215

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(115,228)	2,403,188	1,016,909	1,261,590	(4,146,516)	(4,136,339)	52,076
Options purchased	—	—	—	—	—	—	(914,997)
Options written	—	—	6,308	—	—	—	87,523
Futures	—	—	—	—	—	—	286,099
Foreign currency transactions	—	—	(2,887)	—	—	—	—
Net realized gain (loss)	(115,228)	2,403,188	1,020,330	1,261,590	(4,146,516)	(4,136,339)	(489,299)

Net change in unrealized appreciation (depreciation) on:
Investments	2,461,085	(2,306,818)	2,178,673	4,791,781	7,703,943	9,050,589	(1,643,663)
Options purchased	—	—	—	—	—	—	25,699
Options written	—	—	34,834	—	—	1,488	(4,286)
Futures	—	—	—	—	—	—	(44,109)
Foreign currency translations	—	—	1,367	—	—	—	—
Net change in unrealized appreciation (depreciation)	2,461,085	(2,306,818)	2,214,874	4,791,781	7,703,943	9,052,077	(1,666,359)

Net Realized and Unrealized Gain (Loss) on Investments	2,345,857	96,370	3,235,204	6,053,371	3,557,427	4,915,738	(2,155,658)

Net Increase (Decrease) in Net Assets Resulting From Operations	$4,535,326	$15,004,060	$3,585,467	$9,916,732	$4,394,217	$5,756,197	$(1,122,443)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets

			Catalyst Enhanced		Catalyst/MAP Global
	Catalyst Insider Income Fund		Income Strategy Fund		Balanced Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Operations:
Net investment income	$2,189,469	$1,553,206	$14,907,690	$4,112,903	$350,263	$440,838
Net realized gain (loss) on investments	(115,228)	(750,578)	2,403,188	(907,547)	1,020,330	(82,341)
Net change in unrealized appreciation (depreciation) on investments	2,461,085	107,456	(2,306,818)	2,656,699	2,214,874	(1,230,158)
Net increase (decrease) in net assets resulting from operations	4,535,326	910,084	15,004,060	5,862,055	3,585,467	(871,661)

Distributions to Shareholders from:
Total Distributions
Class A	(136,509)	(119,097)	(1,626,857)	(320,222)	(43,897)	(112,050)
Class C	(49,865)	(38,139)	(637,956)	(130,261)	(69,936)	(122,634)
Class I	(2,016,000)	(1,528,495)	(13,024,215)	(4,021,148)	(230,235)	(423,247)

Total distributions to shareholders	(2,202,374)	(1,685,731)	(15,289,028)	(4,471,631)	(344,068)	(657,931)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	2,323,706	3,129,390	25,081,749	18,395,551	341,051	1,682,551
Class C	2,838,876	927,743	15,899,566	5,020,735	567,966	1,157,085
Class I	66,011,594	34,932,165	200,001,959	139,765,543	1,328,636	2,425,356
Reinvestment of distributions
Class A	108,695	86,470	1,070,841	270,037	36,926	83,251
Class C	45,444	34,685	462,490	90,100	62,684	108,814
Class I	1,626,269	1,248,506	9,094,816	3,214,822	197,224	364,900
Cost of shares redeemed
Class A	(1,331,948)	(2,116,353)	(7,342,056)	(4,303,584)	(1,619,227)	(2,100,737)
Class C	(770,090)	(423,105)	(1,805,437)	(1,219,015)	(1,199,090)	(906,978)
Class I	(20,343,333)	(18,617,408)	(54,459,653)	(47,404,962)	(5,634,136)	(2,206,288)
Net increase (decrease) in net assets from share transactions of beneficial interest	50,509,213	19,202,093	188,004,275	113,829,227	(5,917,966)	607,954

Total Increase (Decrease) in Net Assets	52,842,165	18,426,446	187,719,307	115,219,651	(2,676,567)	(921,638)

Net Assets:
Beginning of year	51,748,044	33,321,598	146,382,426	31,162,775	22,514,624	23,436,262
End of year	$104,590,209	$51,748,044	$334,101,733	$146,382,426	$19,838,057	$22,514,624

Share Activity:
Class A
Shares Sold	238,729	328,848	2,218,924	1,710,097	27,923	146,937
Shares Reinvested	11,121	9,151	95,026	24,538	3,039	7,304
Shares Redeemed	(136,105)	(226,302)	(649,005)	(387,139)	(139,482)	(189,091)
Net increase (decrease) in shares of Beneficial interest	113,745	111,697	1,664,945	1,347,496	(108,520)	(34,850)

Class C
Shares Sold	288,423	98,606	1,411,477	451,978	49,024	105,859
Shares Reinvested	4,639	3,669	41,210	8,184	5,213	9,626
Shares Redeemed	(79,012)	(45,104)	(160,372)	(113,430)	(100,423)	(81,781)
Net increase (decrease) in shares of Beneficial interest	214,050	57,171	1,292,315	346,732	(46,186)	33,704

Class I
Shares Sold	6,699,642	3,670,289	17,692,619	12,717,077	113,004	216,779
Shares Reinvested	165,773	131,898	807,064	290,989	16,314	32,101
Shares Redeemed	(2,069,733)	(2,016,447)	(4,816,182)	(4,316,398)	(466,670)	(203,110)
Net increase (decrease) in shares of Beneficial interest	4,795,682	1,785,740	13,683,501	8,691,668	(337,352)	45,770

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/CIFC Floating
	Rate Income Fund		Catalyst/SMH High Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Operations:
Net investment income	$3,863,361	$3,559,843	$836,790	$881,388
Net realized gain (loss) on investments	1,261,590	(3,270,932)	(4,146,516)	493,638
Net change in unrealized appreciation/(depreciation) on investments	4,791,781	(3,294,612)	7,703,943	(1,747,792)
Net increase (decrease) in net assets resulting from operations	9,916,732	(3,005,701)	4,394,217	(372,766)

Distributions to Shareholders from:
From Return of Capital
Class A	—	—	(6,125)	(55,167)
Class C	—	—	(4,186)	(37,328)
Class I	—	—	(5,810)	(23,379)
Total Distributions
Class A	(619,410)	(796,334)	(375,023)	(443,978)
Class C	(312,765)	(465,981)	(208,781)	(252,920)
Class I	(3,216,759)	(2,853,820)	(254,736)	(192,434)

Total distributions to shareholders	(4,148,934)	(4,116,135)	(854,661)	(1,005,206)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	8,758,033	7,115,334	482,693	597,281
Class C	4,896,087	7,250,280	2,051,483	898,876
Class I	82,613,016	79,897,343	9,056,949	879,483
Reinvestment of distributions
Class A	408,154	604,318	198,208	248,443
Class C	254,903	393,918	100,982	145,764
Class I	2,842,720	2,353,224	166,903	86,830
Cost of shares redeemed
Class A	(5,841,585)	(8,712,102)	(1,783,617)	(1,313,202)
Class C	(3,121,585)	(5,048,119)	(2,588,095)	(2,246,525)
Class I	(31,264,881)	(54,044,405)	(2,200,341)	(2,030,591)
Capital Contribution
Class A	—	4,321	—	—
Class C	—	4,764	—	—
Class I	—	71,335	—	—
Net increase (decrease) in net assets from share transactions of beneficial interest	59,544,862	29,890,211	5,485,165	(2,733,641)

Total Increase (Decrease) in Net Assets	65,312,660	22,768,375	9,024,721	(4,111,613)

Net Assets:
Beginning of year	90,247,934	67,479,559	16,860,231	20,971,844
End of year/period	$155,560,594	$90,247,934	$25,884,952	$16,860,231

Share Activity:
Class A
Shares Sold	934,908	752,684	125,184	165,944
Shares Reinvested	43,076	64,742	50,549	67,926
Shares Redeemed	(617,337)	(939,298)	(459,502)	(357,927)
Shares from Capital Contribution	—	473	—	—
Net increase (decrease) in shares of Beneficial interest	360,647	(121,399)	(283,769)	(124,057)

Class C
Shares Sold	515,589	766,517	541,622	240,803
Shares Reinvested	26,961	42,364	25,736	39,827
Shares Redeemed	(331,701)	(551,190)	(674,961)	(602,743)
Shares from Capital Contribution	—	409	—	—
Net increase (decrease) in shares of Beneficial interest	210,849	258,100	(107,603)	(322,113)

Class I
Shares Sold	8,667,787	8,503,259	2,238,237	234,822
Shares Reinvested	298,668	252,780	41,281	23,563
Shares Redeemed	(3,282,853)	(6,042,399)	(542,964)	(566,126)
Shares from Capital Contribution	—	5,870	—	—
Net increase (decrease) in shares of Beneficial interest	5,683,602	2,719,510	1,736,554	(307,741)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/SMH Total		Catalyst/Stone Beach
	Return Income Fund		Income Opportunity Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Operations:
Net investment income	$840,459	$841,742	$1,033,215	$784,339
Net realized gain (loss) on investments	(4,136,339)	625,304	(489,299)	(1,098,079)
Net change in unrealized appreciation (depreciation) on investments	9,052,077	(2,827,834)	(1,666,359)	1,515,761
Net increase (decrease) in net assets resulting from operations	5,756,197	(1,360,788)	(1,122,443)	1,202,021

Distributions to Shareholders from:
From Return of Capital
Class A	(918)	(29,319)	(12,299)	(7,189)
Class C	(2,232)	(73,821)	(4,203)	(4,600)
Class I	(1,521)	(51,950)	(233,389)	(197,816)
Total Distributions
Class A	(168,909)	(167,939)	(73,820)	(17,729)
Class C	(348,423)	(358,679)	(26,672)	(10,963)
Class I	(285,685)	(338,882)	(1,366,242)	(800,683)

Total distributions to shareholders	(807,688)	(1,020,590)	(1,716,625)	(1,038,980)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	1,386,876	358,342	855,106	2,021,221
Class C	193,054	1,195,960	343,360	935,198
Class I	2,877,716	492,020	18,816,681	24,574,325
Reinvestment of distributions
Class A	91,613	93,981	54,477	21,308
Class C	294,585	349,306	30,209	15,462
Class I	112,435	109,330	1,079,845	879,229
Cost of shares redeemed
Class A	(783,084)	(846,160)	(1,165,612)	(656,721)
Class C	(784,283)	(1,837,003)	(730,140)	(250,574)
Class I	(1,597,473)	(2,530,342)	(16,605,667)	(9,890,466)
Net increase (decrease) in net assets from share transactions of beneficial interest	1,791,439	(2,614,566)	2,678,259	17,648,982

Total Increase (Decrease) in Net Assets	6,739,948	(4,995,944)	(160,809)	17,812,023

Net Assets:
Beginning of year	13,244,155	18,240,099	29,287,692	11,475,669
End of year	$19,984,103	$13,244,155	$29,126,883	$29,287,692

Share Activity:
Class A
Shares Sold	289,248	84,346	90,162	208,907
Shares Reinvested	20,074	23,278	5,869	2,218
Shares Redeemed	(165,745)	(215,788)	(127,511)	(67,835)
Net increase (decrease) in shares of Beneficial interest	143,577	(108,164)	(31,480)	143,290

Class C
Shares Sold	42,878	273,428	36,255	97,542
Shares Reinvested	65,127	86,953	3,261	1,618
Shares Redeemed	(164,921)	(453,747)	(78,322)	(26,230)
Net increase (decrease) in shares of Beneficial interest	(56,916)	(93,366)	(38,806)	72,930

Class I
Shares Sold	579,761	114,603	2,009,164	2,565,202
Shares Reinvested	24,283	27,098	117,153	92,344
Shares Redeemed	(352,224)	(613,031)	(1,787,641)	(1,035,202)
Net increase (decrease) in shares of Beneficial interest	251,820	(471,330)	338,676	1,622,344

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$9.50	$9.55	$9.38	$9.27	$9.14

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.28	0.28	0.26	0.20	0.19
Net realized and unrealized gain (loss) on investments	0.39	(0.03)	0.12	0.10	0.11
Total from investment operations	0.67	0.25	0.38	0.30	0.30

LESS DISTRIBUTIONS:
From net investment income	(0.29)	(0.28)	(0.21)	(0.19)	(0.17)
From net realized gains on investments	—	(0.02)	—	—	—
Total distributions	(0.29)	(0.30)	(0.21)	(0.19)	(0.17)

Net asset value, end of year	$9.88	$9.50	$9.55	$9.38	$9.27

Total return (B)	7.15%	2.72%	4.06%	3.28%	3.29%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,764	$3,500	$2,453	$141	$1,551
Ratios to average net assets
Expenses, before waiver and reimbursement	1.37%	1.43%	2.12%	4.17%	6.09%
Expenses, net waiver and reimbursement	1.00%	1.00%	1.00%	1.00%	1.11%
Net investment Income (loss), before waiver and reimbursement	2.50%	2.55%	1.67%	(1.07)%	(2.96)%
Net investment income, net waiver and reimbursement	2.87%	2.98%	2.79%	2.10%	2.01%
Portfolio turnover rate	89%	172%	126%	34%	35%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$9.50	$9.56	$9.37	$9.25	$9.14

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.19	0.21	0.19	0.13	0.13
Net realized and unrealized gain (loss) on investments	0.42	(0.04)	0.14	0.11	0.09
Total from investment operations	0.61	0.17	0.33	0.24	0.22

LESS DISTRIBUTIONS:
From net investment income	(0.22)	(0.21)	(0.14)	(0.12)	(0.11)
From net realized gains on investments	—	(0.02)	—	—	—
Total distributions	(0.22)	(0.23)	(0.14)	(0.12)	(0.11)

Net asset value, end of year	$9.89	$9.50	$9.56	$9.37	$9.25

Total return (B)	6.48%	1.84%	3.51%	2.63%	2.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,851	$1,668	$1,131	$41	$408
Ratios to average net assets
Expenses, before waiver and reimbursement	2.12%	2.18%	2.87%	4.92%	6.84%
Expenses, net waiver and reimbursement	1.75%	1.75%	1.75%	1.75%	1.86%
Net investment income (loss), before waiver and reimbursement	1.60%	1.80%	0.87%	(1.85)%	(3.72)%
Net investment income, net waiver and reimbursement	1.97%	2.23%	1.99%	1.32%	1.36%
Portfolio turnover rate	89%	172%	126%	34%	35%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$9.51	$9.56	$9.38	$9.27	$9.14

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.30	0.31	0.29	0.23	0.20
Net realized and unrealized gain (loss) on investments	0.40	(0.05)	0.13	0.10	0.12
Total from investment operations	0.70	0.26	0.42	0.33	0.32

LESS DISTRIBUTIONS:
From net investment income	(0.31)	(0.29)	(0.24)	(0.22)	(0.19)
From net realized gains on investments	—	(0.02)	—	—	—
Total distributions	(0.31)	(0.31)	(0.24)	(0.22)	(0.19)

Net asset value, end of year	$9.90	$9.51	$9.56	$9.38	$9.27

Total return (B)	7.45%	2.90%	4.49%	3.65%	3.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$95,976	$46,580	$29,737	$2,179	$482
Ratios to average net assets
Expenses, before waiver and reimbursement	1.12%	1.18%	1.87%	4.42%	5.84%
Expenses, net waiver and reimbursement	0.75%	0.75%	0.75%	0.75%	0.86%
Net investment Income (loss), before waiver and reimbursement	2.65%	2.80%	1.89%	(1.19)%	(3.29)%
Net investment income, net waiver and reimbursement	3.02%	3.23%	3.01%	2.48%	2.18%
Portfolio turnover rate	89%	172%	126%	34%	35%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales char Manager not waived its fees and reimbursed expenses, total return would have been lower.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Enhanced Income Strategy Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the	For the		For the
	Year Ended	Year Ended		Period Ended
	June 30, 2021	June 30, 2020		June 30, 2019 (A)
Net asset value, beginning of year/period	$11.11	$11.16		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.73	0.57		0.27
Net realized and unrealized gain(loss) on investments	0.08	(0.07)		1.06
Total from investment operations	0.81	0.50		1.33

LESS DISTRIBUTIONS:
From net investment income	(0.71)	(0.55)		(0.17)
Total distributions	(0.71)	(0.55)		(0.17)

Net asset value, end of year/period	$11.21	$11.11		$11.16

Total return (C)	7.39%	4.60	% (D)	13.28	% (D,E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$34,778	$15,978		$1,016
Ratios to average net assets
Expenses, before waiver and reimbursement	2.04%	2.11%		2.71	% (F)
Expenses, net waiver and reimbursement	1.75%	1.75%		1.75	% (F)
Net investment income, before waiver and reimbursement	6.13%	4.83%		3.77	% (F)
Net investment income, net waiver and reimbursement	6.42%	5.18%		4.73	% (F)
Portfolio turnover rate	58%	94%		42	% (E)

	Class C
	For the	For the		For the
	Year Ended	Year Ended		Period Ended
	June 30, 2021	June 30, 2020		June 30, 2019 (A)
Net asset value, beginning of year/period	$11.07	$11.13		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.65	0.46		0.22
Net realized and unrealized gain (loss) on investments	0.07	(0.05)		1.05
Total from investment operations	0.72	0.41		1.27

LESS DISTRIBUTIONS:
From net investment income	(0.63)	(0.47)		(0.14)
Total distributions	(0.63)	(0.47)		(0.14)

Net asset value, end of year/period	$11.16	$11.07		$11.13

Total return (C)	6.61%	3.82%		12.75	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$19,059	$4,605		$769
Ratios to average net assets
Expenses, before waiver and reimbursement	2.79%	2.86%		3.46	% (F)
Expenses, net waiver and reimbursement	2.50%	2.50%		2.50	% (F)
Net investment Income, before waiver and reimbursement	5.47%	3.82%		2.98	% (F)
Net investment income, net waiver and reimbursement	5.76%	4.17%		3.94	% (F)
Portfolio turnover rate	58%	94%		42	% (E)

(A)	The Catalyst Enhanced Income Fund Class A and Class C shares commenced operations on December 31, 2018.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Enhanced Income Strategy Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2021	June 30, 2020	June 30, 2019 (A)
Net asset value, beginning of year/period	$11.11	$11.15	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.76	0.57	0.25
Net realized and unrealized gain (loss) on investments	0.07	(0.04)	1.08
Total from investment operations	0.83	0.53	1.33

LESS DISTRIBUTIONS:
From net investment income	(0.73)	(0.57)	(0.18)
Total distributions	(0.73)	(0.57)	(0.18)

Net asset value, end of year/period	$11.21	$11.11	$11.15

Total return (C)	7.64%	4.93%	13.32	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$280,265	$125,800	$29,378
Ratios to average net assets
Expenses, before waiver and reimbursement	1.79%	1.86%	2.46	% (E)
Expenses, net waiver and reimbursement	1.50%	1.50%	1.50	% (E)
Net investment income, before waiver and reimbursement	6.39%	4.82%	3.47	% (E)
Net investment income, net waiver and reimbursement	6.68%	5.17%	4.43	% (E)
Portfolio turnover rate	58%	94%	42	% (D)

(A)	The Catalyst Enhanced Income Fund Class I shares commenced operations on December 31, 2018.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Balanced Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021		June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$10.95		$11.65	$12.06	$11.96	$11.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.20		0.22	0.18	0.14	0.21
Net realized and unrealized gain (loss) on investments	1.74		(0.60)	0.29	0.35	0.77
Total from investment operations	1.94		(0.38)	0.47	0.49	0.98

LESS DISTRIBUTIONS:
From return of capital	—		—	(0.02)	—	—
From net investment income	(0.20)		(0.21)	(0.16)	(0.22)	(0.21)
From net realized gains on investments	(0.00	) (B)	(0.11)	(0.70)	(0.17)	(0.23)
Total distributions	(0.20)		(0.32)	(0.88)	(0.39)	(0.44)

Net asset value, end of year	$12.69		$10.95	$11.65	$12.06	$11.96

Total return (C)	17.83%		(3.27)%	4.28%	4.10%	8.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,681		$3,502	$4,132	$5,332	$12,351
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.00%		1.95%	1.90%	1.87%	1.74%
Expenses, net waiver and reimbursement (D)	1.22%		1.22%	1.31%	1.55%	1.55%
Net investment income, before waiver and reimbursement (D,E)	0.92%		1.22%	0.98%	0.84%	1.62%
Net investment income, net waiver and reimbursement (D,E)	1.70%		1.95%	1.57%	1.16%	1.81%
Portfolio turnover rate	18%		49%	38%	42%	50%

	Class C
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021		June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$10.85		$11.52	$11.96	$11.88	$11.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.12		0.13	0.10	0.07	0.12
Net realized and unrealized gain (loss) on investments	1.70		(0.58)	0.27	0.33	0.76
Total from investment operations	1.82		(0.45)	0.37	0.40	0.88

LESS DISTRIBUTIONS:
From return of capital	—		—	(0.01)	—	—
From net investment income	(0.12)		(0.11)	(0.10)	(0.15)	(0.13)
From net realized gains on investments	(0.00	) (B)	(0.11)	(0.70)	(0.17)	(0.23)
Total distributions	(0.12)		(0.22)	(0.81)	(0.32)	(0.36)

Net asset value, end of year	$12.55		$10.85	$11.52	$11.96	$11.88

Total return (C)	16.87%		(3.93)%	3.45%	3.34%	7.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$6,653		$6,249	$6,251	$5,904	$6,169
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.75%		2.70%	2.65%	2.62%	2.49%
Expenses, net waiver and reimbursement (D)	1.97%		1.97%	2.06%	2.30%	2.30%
Net investment income, before waiver and reimbursement (D,E)	0.23%		0.47%	0.31%	0.30%	0.86%
Net investment income, net waiver and reimbursement (D,E)	1.01%		1.20%	0.90%	0.62%	1.05%
Portfolio turnover rate	18%		49%	38%	42%	50%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Represents less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Balanced Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021		June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$10.96		$11.67	$12.08	$11.97	$11.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.23		0.25	0.22	0.23	0.29
Net realized and unrealized gain (loss) on investments	1.74		(0.60)	0.29	0.31	0.72
Total from investment operations	1.97		(0.35)	0.51	0.54	1.01

LESS DISTRIBUTIONS:
From return of capital	—		—	(0.03)	—	—
From net investment income	(0.23)		(0.25)	(0.19)	(0.26)	(0.24)
From net realized gains on investments	(0.00	) (B)	(0.11)	(0.70)	(0.17)	(0.23)
Total distributions	(0.23)		(0.36)	(0.92)	(0.43)	(0.47)

Net asset value, end of year	$12.70		$10.96	$11.67	$12.08	$11.97

Total return (C)	18.12%		(3.04)%	4.55%	4.48%	9.05%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$10,504		$12,763	$13,054	$12,025	$6,093
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	1.75%		1.70%	1.65%	1.62%	1.49%
Expenses, net waiver and reimbursement (D)	0.97%		0.97%	1.06%	1.25%	1.25%
Net investment income, before waiver and reimbursement (D,E)	1.15%		1.47%	1.31%	1.43%	2.14%
Net investment income, net waiver and reimbursement (D,E)	1.93%		2.20%	1.90%	1.80%	2.38%
Portfolio turnover rate	18%		49%	38%	42%	50%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Represents less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/CIFC Floating Rate Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020		June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$9.11	$9.57		$9.61	$9.31	$8.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.28	0.40		0.46	0.41	0.34
Net realized and unrealized gain (loss) on investments	0.54	(0.40)		(0.07)	0.28	0.51
Total from investment operations	0.82	0.00		0.39	0.69	0.85

LESS DISTRIBUTIONS:
From net investment income	(0.31)	(0.46)		(0.43)	(0.39)	(0.38)
From net realized gains on investments	—	—		—	—	—
Total distributions	(0.31)	(0.46)		(0.43)	(0.39)	(0.38)

Net asset value, end of year	$9.62	$9.11		$9.57	$9.61	$9.31

Total return (B)	9.08%	(0.06	)% (C,H)	4.22%	7.54%	9.66	% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$19,682	$15,341		$17,287	$12,004	$6,764
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D,E)	1.59%	1.66%		1.72%	1.84%	1.83%
Expenses, net waiver and reimbursement (D,E)	1.15%	1.15%		1.31%	1.40%	1.39%
Net investment income, before waiver and reimbursement (D,G)	2.52%	3.75%		4.40%	3.88%	3.24%
Net investment income, net waiver and reimbursement (D,G)	2.96%	4.27%		4.80%	4.32%	3.67%
Portfolio turnover rate	180%	231%		178%	163%	176%

	Class C
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020		June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$9.08	$9.54		$9.58	$9.29	$8.82

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.21	0.32		0.38	0.34	0.29
Net realized and unrealized gain (loss) on investments	0.54	(0.40)		(0.06)	0.27	0.49
Total from investment operations	0.75	(0.08)		0.32	0.61	0.78

LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.38)		(0.36)	(0.32)	(0.31)
From net realized gains on investments	—	—		—	—	—
Total distributions	(0.24)	(0.38)		(0.36)	(0.32)	(0.31)

Net asset value, end of year	$9.59	$9.08		$9.54	$9.58	$9.29

Total return (B)	8.30%	(0.81	)% (C,H)	3.46%	6.64%	8.88	% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$14,399	$11,716		$9,851	$9,417	$7,534
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D,F)	2.34%	2.41%		2.46%	2.59%	2.58%
Expenses, net waiver and reimbursement (D,F)	1.90%	1.90%		2.07%	2.15%	2.14%
Net investment income, before waiver and reimbursement (D,G)	1.75%	2.95%		3.59%	3.13%	2.65%
Net investment income, net waiver and reimbursement (D,G)	2.19%	3.46%		3.97%	3.59%	3.07%
Portfolio turnover rate	180%	231%		178%	163%	176%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes increase from payments made by affiliated parties of 0.00% and 0.34% for the A shares and 0.11% and 0.34% for the C shares for June 30, 2020 and 2017 related to the pricing errors reimbursement. Without these transactions, total return would have been (0.81)% and 9.32% for the A shares and (0.92)% and 8.54%for the C shares for June 30, 2020 and 2017.

(D)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.59%	1.66%	1.71%	1.79%	1.78%

Expenses, net waiver and reimbursement	1.15%	1.15%	1.31%	1.35%	1.35%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.34%	2.41%	2.45%	2.57%	2.52%

Expenses, net waiver and reimbursement	1.90%	1.90%	2.06%	2.10%	2.10%

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/CIFC Floating Rate Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the		For the		For the	For the
	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2021	June 30, 2020		June 30, 2019		June 30, 2018	June 30, 2017
Net asset value, beginning of year	$9.12	$9.59		$9.62		$9.32	$8.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.32	0.41		0.48		0.44	0.42
Net realized and unrealized gain (loss) on investments	0.52	(0.40)		(0.05)		0.27	0.46
Total from investment operations	0.84	0.01		0.43		0.71	0.88

LESS DISTRIBUTIONS:
From net investment income	(0.33)	(0.48)		(0.46)		(0.41)	(0.40)
From net realized gains on investments	—	—		—		—	—
Total distributions	(0.33)	(0.48)		(0.46)		(0.41)	(0.40)

Net asset value, end of year	$9.63	$9.12		$9.59		$9.62	$9.32

Total return (B)	9.34%	0.21	% (C,G)	4.58	% (G)	7.79%	10.05	% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$121,480	$63,191		$40,341		$30,021	$10,853
Ratios to average net assets
Expenses, before waiver and reimbursement (D,E)	1.34%	1.41%		1.46%		1.56%	1.58%
Expenses, net waiver and reimbursement (D,E)	0.90%	0.90%		1.07%		1.15%	1.14%
Net investment income, before waiver and reimbursement (D,F)	2.88%	3.88%		4.65%		4.14%	4.17%
Net investment income, net waiver and reimbursement (D,F)	3.31%	4.39%		5.03%		4.55%	4.54%
Portfolio turnover rate	180%	231%		178%		163%	176%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes increase from payments made by affiliated parties of 0.11% and 0.34% related to the pricing errors reimbursement for June 30, 2020 and 2017. Without these transactions, total return would have been 0.10% and 9.71% for June 30, 2020 and 2017.

(D)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	1.34%	1.41%	1.45%	1.51%	1.47%

Expenses, net waiver and reimbursement	0.90%	0.90%	1.06%	1.10%	1.10%

(F)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(G)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH High Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$3.53	$3.79	$3.92	$3.86	$3.45

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.17	0.18	0.20	0.21	0.23
Net realized and unrealized gain (loss) on investments	0.70	(0.24)	(0.12)	0.06	0.40
Total from investment operations	0.87	(0.06)	0.08	0.27	0.63

LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.18)	(0.21)	(0.21)	(0.22)
From net realized gains on investments	(0.01)	—	—	—	—
From return of capital	(0.00)	(0.02)	—	—	—
Total distributions	(0.17)	(0.20)	(0.21)	(0.21)	(0.22)

Net asset value, end of year	$4.23	$3.53	$3.79	$3.92	$3.86

Total return (B)	25.21%	(1.51)%	2.09%	7.07%	18.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,889	$8,421	$9,517	$14,858	$20,214
Ratios to average net assets
Expenses, before waiver and reimbursement	2.04%	2.07%	1.87%	1.78%	1.55%
Expenses, net waiver and reimbursement	1.48%	1.48%	1.47%	1.45%	1.45%
Net investment income, before waiver and reimbursement	3.71%	4.22%	4.70%	4.88%	5.85%
Net investment income, net waiver and reimbursement	4.27%	4.81%	5.10%	5.21%	5.94%
Portfolio turnover rate	51%	21%	28%	19%	85%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$3.53	$3.79	$3.92	$3.86	$3.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.14	0.15	0.18	0.18	0.20
Net realized and unrealized gain (loss) on investments	0.70	(0.23)	(0.13)	0.06	0.39
Total from investment operations	0.84	(0.08)	0.05	0.24	0.59

LESS DISTRIBUTIONS:
From net investment income	(0.13)	(0.16)	(0.18)	(0.18)	(0.19)
From net realized gains on investments	(0.01)	—	—	—	—
From return of capital	(0.00)	(0.02)	—	—	—
Total distributions	(0.14)	(0.18)	(0.18)	(0.18)	(0.19)

Net asset value, end of year	$4.23	$3.53	$3.79	$3.92	$3.86

Total return (B)	24.28%	(2.26)%	1.33%	6.26%	17.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$6,067	$5,444	$7,069	$9,212	$10,615
Ratios to average net assets
Expenses, before waiver and reimbursement	2.79%	2.82%	2.62%	2.53%	2.30%
Expenses, net waiver and reimbursement	2.23%	2.23%	2.22%	2.20%	2.20%
Net investment income, before waiver and reimbursement	2.97%	3.51%	4.30%	4.13%	5.13%
Net investment income, net waiver and reimbursement	3.53%	4.09%	4.70%	4.46%	5.23%
Portfolio turnover rate	51%	21%	28%	19%	85%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH High Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$3.53	$3.79	$3.92	$3.86	$3.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.18	0.19	0.22	0.22	0.23
Net realized and unrealized gain (loss) on investments	0.70	(0.24)	(0.13)	0.06	0.40
Total from investment operations	0.88	(0.05)	0.09	0.28	0.63

LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.19)	(0.22)	(0.22)	(0.23)
From net realized gains on investments	(0.01)	—	—	—	—
From return of capital	(0.00)	(0.02)	—	—	—
Total distributions	(0.18)	(0.21)	(0.22)	(0.22)	(0.23)

Net asset value, end of year	$4.23	$3.53	$3.79	$3.92	$3.86

Total return (B)	25.53%	(1.27)%	2.35%	7.34%	18.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$10,930	$2,995	$4,385	$5,146	$12,075
Ratios to average net assets
Expenses, before waiver and reimbursement	1.74%	1.82%	1.62%	1.53%	1.30%
Expenses, net waiver and reimbursement	1.23%	1.23%	1.22%	1.20%	1.20%
Net investment income, before waiver and reimbursement	3.91%	4.53%	5.35%	5.13%	5.95%
Net investment income, net waiver and reimbursement	4.42%	5.12%	5.76%	5.46%	6.03%
Portfolio turnover rate	51%	21%	28%	19%	85%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$3.74	$4.32	$4.39	$4.47	$3.75

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.24	0.22	0.27	0.29	0.26
Net realized and unrealized gain (loss) on investments	1.41	(0.53)	(0.09)	(0.09)	0.72
Total from investment operations	1.65	(0.31)	0.18	0.20	0.98

LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.23)	(0.25)	(0.28)	(0.22)
From return of capital	—	(0.04)	—	—	(0.04)
Total distributions	(0.24)	(0.27)	(0.25)	(0.28)	(0.26)

Net asset value, end of year	$5.15	$3.74	$4.32	$4.39	$4.47

Total return (B)	45.12%	(7.48)%	4.33%	4.56%	26.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,164	$2,485	$3,344	$4,161	$8,799
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	2.16%	2.12%	2.03%	1.84%	1.76%
Expenses, net waiver and reimbursement (C)	1.58%	1.58%	1.57%	1.55%	1.55%
Net investment income, before waiver and reimbursement (C,D)	4.85%	4.81%	5.83%	6.21%	5.77%
Net investment income, net waiver and reimbursement (C,D)	5.43%	5.35%	6.29%	6.51%	5.98%
Portfolio turnover rate	42%	22%	30%	11%	32%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$3.73	$4.32	$4.38	$4.47	$3.75

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.21	0.19	0.24	0.27	0.22
Net realized and unrealized gain (loss) on investments	1.40	(0.54)	(0.08)	(0.11)	0.72
Total from investment operations	1.61	(0.35)	0.16	0.16	0.94

LESS DISTRIBUTIONS:
From net investment income	(0.20)	(0.20)	(0.22)	(0.25)	(0.19)
From return of capital	—	(0.04)	—	—	(0.03)
Total distributions	(0.20)	(0.24)	(0.22)	(0.25)	(0.22)

Net asset value, end of year	$5.14	$3.73	$4.32	$4.38	$4.47

Total return (B)	44.18%	(8.40)%	3.79%	3.56%	25.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,600	$6,455	$7,877	$8,213	$9,881
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	2.92%	2.87%	2.78%	2.59%	2.51%
Expenses, net waiver and reimbursement (C)	2.33%	2.33%	2.32%	2.30%	2.30%
Net investment income, before waiver and reimbursement (C,D)	4.24%	4.08%	5.08%	5.60%	4.89%
Net investment income, net waiver and reimbursement (C,D)	4.82%	4.62%	5.54%	5.90%	5.11%
Portfolio turnover rate	42%	22%	30%	11%	32%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$3.73	$4.32	$4.38	$4.46	$3.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.27	0.23	0.29	0.31	0.26
Net realized and unrealized gain (loss) on investments	1.38	(0.54)	(0.09)	(0.10)	0.72
Total from investment operations	1.65	(0.31)	0.20	0.21	0.98

LESS DISTRIBUTIONS:
From net investment income	(0.25)	(0.24)	(0.26)	(0.29)	(0.23)
From return of capital	—	(0.04)	—	—	(0.03)
Total distributions	(0.25)	(0.28)	(0.26)	(0.29)	(0.26)

Net asset value, end of year	$5.13	$3.73	$4.32	$4.38	$4.46

Total return (B)	45.31%	(7.48)%	4.84%	4.85%	26.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,220	$4,304	$7,019	$7,279	$9,986
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.91%	1.87%	1.78%	1.59%	1.51%
Expenses, net waiver and reimbursement (C)	1.33%	1.33%	1.32%	1.30%	1.30%
Net investment income, before waiver and reimbursement (C,D)	5.39%	5.03%	6.19%	6.59%	5.92%
Net investment income, net waiver and reimbursement (C,D)	5.96%	5.56%	6.65%	6.88%	6.13%
Portfolio turnover rate	42%	22%	30%	11%	32%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Stone Beach Income Opportunity Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019		June 30, 2018		June 30, 2017
Net asset value, beginning of year	$9.63	$9.50	$9.58		$9.58		$9.84

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.28	0.36	0.39		0.22		0.31
Net realized and unrealized gain (loss) on investments	(0.64)	0.27	0.06		0.02	(B)	(0.24)
Total from investment operations	(0.36)	0.63	0.45		0.24		0.07

LESS DISTRIBUTIONS:
From net investment income	(0.40)	(0.41)	(0.53)		(0.24)		(0.21)
From return of capital	(0.07)	(0.09)	—		—		(0.12)
Total distributions	(0.47)	(0.50)	(0.53)		(0.24)		(0.33)

Net asset value, end of year	$8.80	$9.63	$9.50		$9.58		$9.58

Total return (C)	(3.77)%	6.77%	4.89	% (D)	2.48	% (D)	0.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,098	$1,505	$123		$169		$656
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E,F)	2.18%	2.24%	2.60%		2.75%		3.16%
Expenses, net waiver and reimbursement (E,F)	1.60%	1.58%	1.57%		1.55%		1.55%
Net investment income, before waiver and reimbursement (E,H)	2.40%	3.13%	3.03%		1.08%		1.67%
Net investment income, net waiver and reimbursement (E,H)	2.99%	3.73%	4.07%		2.30%		3.13%
Portfolio turnover rate (I)	660%	589%	168%		369%		41%

	Class C
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019		June 30, 2018		June 30, 2017
Net asset value, beginning of year	$9.60	$9.47	$9.55		$9.57		$9.83

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.21	0.29	0.32		0.17		0.21
Net realized and unrealized gain (loss) on investments	(0.63)	0.27	0.06		(0.02)		(0.22)
Total from investment operations	(0.42)	0.56	0.38		0.15		(0.01)

LESS DISTRIBUTIONS:
From net investment income	(0.33)	(0.34)	(0.46)		(0.17)		(0.16)
From return of capital	(0.07)	(0.09)	—		—		(0.09)
Total distributions	(0.40)	(0.43)	(0.46)		(0.17)		(0.25)

Net asset value, end of year	$8.78	$9.60	$9.47		$9.55		$9.57

Total return (C)	(4.43)%	6.01%	4.14	% (D)	1.59	% (D)	(0.08)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$484	$902	$199		$190		$178
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E,G)	2.93%	2.96%	3.35%		3.50%		3.91%
Expenses, net waiver and reimbursement (E,G)	2.35%	2.33%	2.32%		2.30%		2.30%
Net investment income (loss), before waiver and reimbursement (E,H)	1.64%	2.37%	2.38%		0.54%		0.54%
Net investment income, net waiver and reimbursement (E,H)	2.22%	2.99%	3.40%		1.74%		2.16%
Portfolio turnover rate (I)	660%	589%	168%		369%		41%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended June 30,2018, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.16%	2.24%	2.60%	2.75%	3.16%

Expenses, net waiver and reimbursement	1.58%	1.58%	1.57%	1.55%	1.55%

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.92%	2.96%	3.35%	3.50%	3.91%

Expenses, net waiver and reimbursement	2.33%	2.33%	2.32%	2.30%	2.30%

(H)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(I)	The portfolio turnover rate excludes dollar roll transactions for the year ended June 30, 2021, June 30, 2020, June 30, 2019 and June 30, 2018. If these were included in the calculation the turnover percentage would be 950%, 811%, 242%, and 415%, respectively.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Stone Beach Income Opportunity Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019		June 30, 2018		June 30, 2017
Net asset value, beginning of year	$9.60	$9.48	$9.55		$9.58		$9.84

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.31	0.41	0.42		0.27		0.32
Net realized and unrealized gain (loss) on investments	(0.63)	0.23	0.07		(0.03)		(0.23)
Total from investment operations	(0.32)	0.64	0.49		0.24		0.09

LESS DISTRIBUTIONS:
From net investment income	(0.43)	(0.43)	(0.56)		(0.27)		(0.23)
From return of capital	(0.07)	(0.09)	—		—		(0.12)
Total distributions	(0.50)	(0.52)	(0.56)		(0.27)		(0.35)

Net asset value, beginning of year	$8.78	$9.60	$9.48		$9.55		$9.58

Total return (B)	(3.43)%	6.93%	5.28	% (C)	2.48	% (C)	0.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$27,545	$26,882	$11,154		$8,527		$4,077
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D,E)	1.93%	1.99%	2.35%		2.50%		2.91%
Expenses, net waiver and reimbursement (D,E)	1.35%	1.33%	1.32%		1.30%		1.30%
Net investment income, before waiver and reimbursement (D,F)	2.71%	3.61%	3.42%		1.64%		1.67%
Net investment income, net waiver and reimbursement (D,F)	3.30%	4.26%	4.44%		2.84%		3.27%
Portfolio turnover rate (G)	660%	589%	168%		369%		41%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	1.92%	3.97%	2.35%	2.50%	2.91%

Expenses, net waiver and reimbursement	1.33%	2.65%	1.32%	1.30%	1.30%

(F)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(G)	The portfolio turnover rate excludes dollar roll transactions for the year ended June 30, 2021, June 30, 2020, June 30, 2019 and June 30, 2018. If these were included in the calculation the turnover percentage would be 950%, 811%, 242%, and 415%, respectively.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2021	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-nine series. These financial statements include the following seven series set forth below (each a “Fund” and collectively, the “Funds”). The investment objectives of each Fund are set forth below. The Funds’ investment manager is Catalyst Capital Advisors, LLC (the “Manager” or “CCA”).

Fund	Sub-Advisor	Primary Objective
Catalyst Insider Income (“Insider Income”)		Current income
Catalyst Enhanced Income Strategy (“Enhanced Income”)	Wynkoop, LLC	Current income
Catalyst/MAP Global Balanced (“Global Balanced”)	Managed Asset Portfolios, LLC (“MAP”)	Total return which consists of current income and capital appreciation
Catalyst/ CIFC Floating Rate Income (“Floating Rate Income”)	CIFC Investment Management, LLC	Current income
Catalyst/SMH High Income (“High Income”)	SMH Capital Advisors LLC (“SMH”)	Income with capital appreciation as secondary objective
Catalyst/SMH Total Return Income (“Total Return Income”)	SMH	Income and capital appreciation
Catalyst/Stone Beach Income Opportunity (“Income Opportunity”)	Stone Beach Investment Management, LLC	Current income

The Funds are registered as non-diversified except Global Balanced, Floating Rate Income and Income Opportunity, which are diversified.

As of June 30, 2021, each Fund offers Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” and Accounting Standards Update (“ASU”) 2013-08.

a)       Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities including Bank Loans (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “open-end funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of directors of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2021 for each Fund’s assets and liabilities measured at fair value:

Insider Income
Assets(a)	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$22,828,557	$—	$22,828,557
Corporate Bonds	—	76,188,651	—	76,188,651
Short-Term Investment	3,678,355	—	—	3,678,355
Total Assets	$3,678,355	$99,017,208	$—	$102,695,563

Enhanced Income
Assets(a)	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$317,717,581	$—	$317,717,581
U.S. Government Agency Obligations	—	14,120,884	—	14,120,884
Short-Term Investment	2,948,212	—	—	2,948,212
Total Assets	$2,948,212	$331,838,465	$—	$334,786,677

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

Global Balanced
Assets(a)	Level 1	Level 2	Level 3	Total
Closed-End Fund	$438,980	$—	$—	$438,980
Common Stocks	13,837,276	—	—	13,837,276
Convertible Bond	—	273,849	—	273,849
Corporate Bonds	—	4,705,609	—	4,705,609
U.S. Government & Agencies	—	220,410	—	220,410
Total Assets	$14,276,256	$5,199,868	$—	$19,476,124
Derivatives
Liabilities(a)
Call Options Written	$(79,500)	$—	$—	$(79,500)
Total Liabilities	$(79,500)	$—	$—	$(79,500)

Floating Rate Income
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$210,277	$—	$—	$210,277
Asset Backed Securities	—	2,875,822	—	2,875,822
Corporate Bonds	—	2,477,538	—	2,477,538
Bank Loans	—	148,035,290	—	148,035,290
Short-Term Investments	11,495,125	—	—	11,495,125
Total Assets	$11,705,402	$153,388,650	$—	$165,094,052

High Income
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$273,461	$—	$—	$273,461
Exchange Traded Fund	783,556	—	—	783,556
Convertible Bonds	—	3,628,409	—	3,628,409
Corporate Bonds	—	19,429,516	—	19,429,516
Warrants	—	200,340	—	200,340
Collateral for Securities Loaned	—	8,351,876	—	8,351,876
Total Assets	$1,057,017	$31,610,141	$—	$32,667,158

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

Total Return Income
Assets(a)	Level 1	Level 2	Level 3	Total
Business Development Companies	$1,844,080	$—	$—	$1,844,080
Closed End Funds	388,266	—	—	388,266
Common Stock	5,863,064	—	—	5,863,064
REIT	1,249,024	—	—	1,249,024
Convertible Bonds	—	1,956,483	—	1,956,483
Corporate Bonds	—	8,277,106	—	8,277,106
Warrant	8,751	—	—	8,751
Collateral for Securities Loaned	—	5,175,468	—	5,175,468
Total Assets	$9,353,185	$15,409,057	$—	$24,762,242
Derivatives
Liabilities(a)
Call Options Written	(7,006)	—	—	(7,006)
Total	$(7,006)	$—	$—	$(7,006)

Income Opportunity
Assets(a)	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$152,192	$—	$—	$152,192
Preferred Stocks	101,960	—	—	101,960
REITs	627,696	—	—	627,696
Mortgage-Backed Securities	—	11,573,882	—	11,573,882
U.S. Government & Agencies	—	7,284,586	—	7,284,586
Short-Term Investments	4,901,488	—	—	4,901,488
Total Assets	$5,783,336	$18,858,468	$—	$24,641,804
Derivatives
Assets(a)
Futures Contracts	$10,712	$—	$—	$10,712
Total	$10,712	$—	$—	$10,712
Liabilities(a)
Futures Contracts	$(53,682)	$—	$—	$(53,682)
Call Options Written	(7,415)	—	—	(7,415)
Total	$(61,097)	$—	$—	$(61,097)

Insider Income, Enhanced Income, Global Balanced and Floating Rate Income and Income Opportunity did not hold any Level 3 securities during the period. High Income and Total Return Income held level 3 securities. A reconciliation used in determining High Income’s and Total Return Income’s Level 3 securities is shown in the Level 3 Input table below.

(a)	Refer to the Portfolio of Investments for security details.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

The following is a reconciliation for which Level 3 inputs were used in determining value:

	High Income	High Income	High Income	Total Return Income
	Energy Conversion			Energy Conversion
	Devices, Inc.	PHI Group, Inc.	PHI Group, Inc.	Devices, Inc.
Beginning balance June 30, 2020	$0	$71,550	$85,510	$0
Purchases	—	—	—	—
Total realized gain/(loss)	—	—	—	—
Change in unrealized depreciation	—	128,790	187,951	—
Proceeds from sale/maturities/calls	—	—	—	—
Capital distribution	—	—	—	—
Net transfers in/(out) of Level 3	—	(200,340)	(273,461)	—
Ending balance June 30, 2021	$0	$0	$0	$0

The total change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments still held at June 30, 2021, was $0 and $0 for High Income and Total Return Income, respectively.

Quantitative disclosures of unobservable inputs and assumptions used by High Income and Total Return Income are below.

Fund	Investment Type	Fair Value	Valuation Methodology	Unobservable Input Type	Market Value impact if input increases
High Income	Corporate Bonds	$0	Bankruptcy	Potential Future Cash Payments	Increase
High Income	Warrant	$0	No executable broker quote	N/A	Increase
High Income	Common Stock	$0	No executable broker quote	N/A	Increase
Total Return Income	Common Stock	$0	Bankruptcy	Potential Future Cash Payments	Increase

Fair value securities as a percent of net assets at June 30, 2021, were 0.0% and 0.0% for High Income and Total Return Income, respectively.

b)       Accounting for Options - The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Funds’ portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

account of the broker (the relevant Fund’s agent in acquiring the options). For the year ended June 30, 2021, Global Balanced, Income Opportunity and Total Return Income invested in options.

Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. For the year ended June 30, 2021, only Income Opportunity invested in Futures Contracts.

Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

TBA Commitments – In a mortgage-backed “to-be-announced” or “TBA” transaction, a seller agrees to deliver a mortgage backed security at a future date, but does not specify the particular MBS to be delivered. Instead, the seller agrees to accept any MBS that meets specified terms. The principal risks of mortgaged backed TBA transactions are increased interest rate risk and increased overall investment exposure.

Derivatives Risk - The use of derivative instruments, such as forwards, interest rate swaps, futures and options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Credit Risk - Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk - Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk - Interest rate risk refers to the fluctuations in value of fixed- income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Libor Risk - The Funds’ investment, payment obligations and financing terms may be based on floating rates such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

transition from LIBOR on the Funds’ transactions and the financial markets generally. As such, the potential effect of the transition away from the LIBOR on the Funds’ investments cannot yet be determined.

Volatility Risk - Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Market Risk - Overall market risks may also affect the value of the Funds. The market values of securities or other investments owned by the Funds will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; climate-change and climate related events; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Funds and their investments and could result in increased premiums or discounts to a Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions, you could lose your entire investment.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at June 30, 2021, was as follows:

			Location of Derivatives on Statements	Fair Value of asset/liability
Fund	Derivative	Risk Type	of Assets and Liabilities	derivatives
Global Balanced	Call options written	Equity	Options written	$(79,500)
			Total	$(79,500)

Total Return Income	Call options written	Equity	Options written	$(7,006)
			Total	$(7,006)

Income Opportunity	Futures	Interest	Net unrealized appreciation on futures contracts	$10,712
		Interest	Net unrealized depreciation on futures contracts	(53,682)
	Call options written	Equity	Options written	(7,415)
			Total	$(50,385)

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

The effect of derivative instruments on the Statements of Operations for the year ended June 30, 2021, was as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
Global Balanced
	Options written	Equity	Net realized gain on options written	$6,308
	Options written	Equity	Net change in unrealized appreciation on options written	34,834
			Totals	$41,142
Total Return Income
	Options written	Equity	Net change in unrealized appreciation on options written	1,448
			Totals	$1,448
Income Opportunity
	Options purchased	Equity	Net realized gain on options purchased	$(914,997)
	Options written	Equity	Net realized gain on options written	87,523
	Futures	Interest Rate	Net realized loss on futures	286,099
	Options purchased	Equity	Net change in unrealized appreciation on options purchased	25,699
	Options written	Equity	Net change in unrealized depreciation on options written	(4,286)
	Futures	Interest Rate	Net change in unrealized depreciation on futures	(44,109)
			Totals	$(564,071)

The notional value of derivative instruments outstanding as of June 30, 2021, as disclosed in the Schedules of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The following table presents the Funds’ assets and liabilities available for offset net of collateral pledged as of June 30, 2021:

						Gross Amounts Not Offset in the Statements
						of Assets & Liabilities
		Gross Amounts of	Gross Amounts Offset	Net Amounts of Liabilities		Financial
		Recognized	in the Statement of	Presented in the Statement		Instruments		Cash Collateral	Net Amount of
	Counterparty	Assets/Liabilities	Assets & Liabilities	of Assets & Liabilities		Pledged		Pledged	Assets
Global Balanced
Description of Liability:
Options Written	Pershing	$(79,500)	$—	$(79,500	) (1)	$79,500	(2)	$—	$—
Total		$(79,500)	$—	$(79,500)		$79,500		$—	$—

Total Return Income
Description of Liability:
Options Written	LEK Securities	$(7,006)	$—	$(7,006	) (1)	$7,006	(2)	$—	$—
Total		$(7,006)	$—	$(7,006)		$7,006		$—	$—

Income Opportunity
Description of Asset:
Futures Contracts	Wedbush	$10,712	$—	$10,712	(1)	$—	(2)	$—	$10,712
Total		$10,712	$—	$10,712		$—		$—	$10,712
Description of Liability:
Futures Contracts	Wedbush	$(53,682)	$10,712	$(42,970	) (1)	$—	(2)	$42,970	$—
Options Written	Interactive Brokers	(7,415)	—	(7,415	) (1)	7,415	(2)	—	—
Total		$(61,097)	$10,712	$(50,385)		$7,415		$42,970	$—

(1)	Value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

c)       Deposits with Broker for futures and options

Fund	Broker	Deposit with Broker
Income Opportunity	Interactive Brokers	$529,688
	Wedbush	735,036

d)       Investment Companies – Some Funds may invest in other investment companies, including closed-end funds and exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Underlying funds in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the underlying funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the underlying funds is subject to its own specific risks, but the manager/sub-advisor expects the principal investments risks of such underlying funds will be similar to the risks of investing in the Funds.

e)       Federal Income Tax - The Funds have qualified and/or intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year or period ended June 30, 2021, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2021, the Funds did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken on or to be taken on Federal income tax returns for all open tax years (tax years or periods ended 2018-2020 for the Funds) or expected to be taken in 2021 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

f)        Security Transactions and Investment Income - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method, except certain callable debt securities that are held at premium and will be amortized to the earliest call date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in MLPs generally are comprised of income and return of capital. The Funds record these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available.

g)       Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

h)       Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

i)       Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The following table summarizes each Fund’s dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Insider Income	Daily	Annually
Enhanced Income	Monthly	Annually
Global Balanced	Quarterly	Annually
Floating Rate Income	Daily	Annually
High Income	Monthly	Annually
Total Return Income	Monthly	Annually
Income Opportunity	Monthly	Annually

j)       Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

k)      Indemnification - The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

l)       Redemption Fees and Sales Charges (loads) - A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Global Balanced and Total Return Income. A maximum sales charge of 4.75% is imposed on Class A shares of the Insider Income, Enhanced Income, Floating Rate Income, High Income and Income Opportunity. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class A in the event of certain redemption transactions within one year following such investments. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. There were no CDSC fees paid by the shareholders of the Funds.

m)     Cash – The Funds consider their investments in an FDIC insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

n)      Distributions from REITS — Distribution from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available.

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2021, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

			Excluding Dollar Rolls
Fund	Purchases	Sales	Purchases	Sales
Insider Income	$89,324,154	$55,740,891	$—	$—
Enhanced Income	316,553,868	128,322,947	—	—
Global Balanced	3,502,968	8,782,612	—	—
Floating Rate Income	277,812,654	214,341,684	—	—
High Income	13,823,457	9,691,585	—	—
Total Return Income	8,089,456	6,403,051	—	—
Income Opportunity	284,267,519	290,196,541	195,213,066	200,965,916

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. The investment sub-advisors are responsible for the day-to-day management of their Fund’s portfolios. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee as shown in the below table, such fees are to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Manager, not the Funds.

The Manager and the Trust, with respect to the Funds have entered into Expense Limitation Agreements (the “limitation”) under which the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) do not exceed the expense limitation shown in the table below, and is based on each Fund’s average daily net assets.

For the year ended June 30, 2021, the Manager waived management fees and reimbursed expenses. The Manager may recapture a portion of the waived and/or reimbursed amounts. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date the waiver and/or reimbursement was incurred if the Fund is able to make the repayment without exceeding the limitation in effect at that time of the waiver and the limitation in effect at the time of recoupment, no later than the dates as stated below:

						Management
						Fees Waived/
	Management	Expense Limitation				Expenses
Fund	Agreement	Cl A	Cl C	Cl I	Expires	Reimbursed
Insider Income	0.75%	1.00%	1.75%	0.75%	10/31/2021	$272,702
Enhanced Income	1.50%	1.75%	2.50%	1.50%	10/31/2021	646,409
Global Balanced	1.00%	1.22%	1.97%	0.97%	10/31/2021	169,008
Floating Rate Income	1.00%	1.15%	1.90%	0.90%	10/31/2021	535,848
High Income	1.00%	1.48%	2.23%	1.23%	10/31/2021	111,458
Total Return Income	1.00%	1.58%	2.33%	1.33%	10/31/2021	92,056
Income Opportunity	1.25%	1.58%	2.33%	1.33%	10/31/2021	186,686

	Recapture Expires
	June 30,
Fund	2022	2023	2024
Insider Income	$126,505	$209,122	$272,702
Enhanced Income	86,403	283,966	646,409
Global Balanced	131,387	170,253	169,008
Floating Rate Income	243,895	427,070	535,848
High Income	102,216	111,113	111,458
Total Return Income	84,675	88,817	92,056
Income Opportunity	114,875	121,305	186,686

A Trustee and Officer of the Trust is also the controlling member of MFund Services LLC and the Manager, and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act. Each class of shares, excluding Class I shares, allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares. Alt Fund Distributors LLC, acts as a wholesale marketing and distribution agent for the Funds. As compensation for these services, Alt Fund Distributors is entitled to reimbursement, through the Funds’ Rule 12b-1 Plan, of expenses attributable to sales of Fund shares including marketing materials, broker commission financing costs, and wholesaling fees.

For the year ended June 30, 2021, the 12b-1 expenses accrued by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C
Insider Income	$11,512	$24,455
Enhanced Income	61,671	102,577
Global Balanced	7,207	66,239
Floating Rate Income	47,268	122,739
High Income	21,766	59,163
Total Return Income	7,789	76,432
Income Opportunity	4,239	7,501

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”), MFund provides the Funds with various management and administrative services (the “Management Services Agreement”). For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement.

Pursuant to the Management Services Agreement, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. The amounts due to MFund at June 30, 2021 for management and chief compliance officer services accrued for the period are shown in the Statements of Operations under “Management services fees” and “Compliance officer fees.”

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) - an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of the Distributor and GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

(4)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
Insider Income	$99,920,400	$2,871,754	$(96,591)	$2,775,163
Enhanced Income	334,086,142	8,193,422	(7,492,887)	700,535
Global Balanced	16,804,834	3,783,503	(1,191,713)	2,591,790
Floating Rate Income	164,175,674	1,193,811	(275,433)	918,378
High Income	33,780,876	1,937,200	(3,050,918)	(1,113,718)
Total Return Income	26,092,571	2,471,188	(3,268,523)	(797,335)
Income Opportunity	24,538,466	961,046	(856,685)	104,361

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended June 30, 2021 and June 30, 2020 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2021	Income	Capital Gains	Capital	Total
Insider Income	$2,202,374	$—	$—	$2,202,374
Enhanced Income	15,289,028	—	—	15,289,028
Global Balanced	342,591	1,477	—	344,068
Floating Rate Income	4,148,934	—	—	4,148,934
High Income	838,540	—	16,121	854,661
Total Return Income	803,017	—	4,671	807,688
Income Opportunity	1,466,734	—	249,891	1,716,625

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2020	Income	Capital Gains	Capital	Total
Insider Income	$1,661,563	$25,810	$—	$1,687,373
Enhanced Income	4,471,631	—	—	4,471,631
Global Balanced	428,787	229,144	—	657,931
Floating Rate Income	4,072,281	—	43,854	4,116,135
High Income	889,332	—	115,874	1,005,206
Total Return Income	865,500	—	155,090	1,020,590
Income Opportunity	829,375	—	209,605	1,038,980

As of June 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Insider Income	$28,523	$—	$(411,816)	$(547,719)	$—	$2,775,163	$1,844,151
Enhanced Income	766,848	—	—	—	—	700,535	1,467,383
Global Balanced	294,935	493,034	—	—	—	2,592,850	3,380,819
Floating Rate Income	15,004	—	—	(10,332,484)	(60,641)	918,378	(9,459,743)
High Income	—	—	(1,013,634)	(29,275,204)	—	(1,113,718)	(31,402,556)
Total Return Income	—	—	(1,971,841)	(16,752,039)	—	(797,335)	(19,521,215)
Income Opportunity	—	—	(880,120)	(1,600,875)	(1,840)	104,361	(2,378,474)

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales, straddles, dividends payable, deemed dividend distributions, mark-to-market of passive foreign investment companies, open forward foreign currency contracts, and 1256 option contracts, future contracts, partnerships, C-Corporation adjustments, and dividend distributions from business development companies. In addition, the amount listed under other book/tax differences is primarily attributable to dividends payable and straddles deferrals. The unrealized appreciation (depreciation) in the table above may include unrealized foreign currency gains (losses). In addition, the amount listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Insider Income	$411,816
Enhanced Income	—
Global Balanced	—
Floating Rate Income	—
High Income	1,013,634
Total Return Income	1,971,841
Income Opportunity	880,120

At June 30, 2021, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carry forwards utilized, as follows:

				CLCF
	Short-Term	Long-Term	Total	Utilized
Insider Income	$547,719	$—	$547,719	$—
Enhanced Income	—	—	—	533,330
Global Balanced	—	—	—	—
Floating Rate Income	3,161,916	7,170,568	10,332,484	—
High Income	—	29,275,204	29,275,204	—
Total Return Income	532,960	16,219,079	16,752,039	—
Income Opportunity	1,425,169	175,706	1,600,875	—

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions, net operating losses, adjustments for prior year tax returns, and book/tax basis treatment of non-deductible expenses, resulted in reclassification for the following Funds for the year ended June 30, 2021 as follows:

	Paid In	Accumulated
	Capital	Earnings (Losses)
Insider Income	$(260)	$260
Enhanced Income	(820)	820
Global Balanced	—	—
Floating Rate Income	—	—
High Income	—	—
Total Return Income	(40,960)	40,960
Income Opportunity	(39,576)	39,576

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

(6)	LINE OF CREDIT

Currently, the Funds have a $150,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Prior to January 28, 2021 the Funds had a $250,000,000 uncommitted line of credit. Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to the Funds. Accordingly, it is possible that the Funds may wish to borrow money for a temporary or emergency purpose but may not be able to do so. During the year ended June 30, 2021, Floating Rate and Income Opportunity did not access the line of credit. The Funds accessed the line of credit, based only on the days borrowed, as follows:

	Average Amount			Outstanding
	Borrowings	Interest	Average	Borrowings
	Outstanding	Expense (1)	Interest Rate	6/30/2021
Insider Income	$89,508	$48	3.25%	$—
Enhanced Income	225,202	224	3.25%	—
Global Balanced	231,337	397	3.25%	—
Floating Rate	—	—	—	—
High Income	152,559	456	3.25%	—
Total Return	162,043	336	3.25%	—
Income Opportunity	—	—	—	—

(1)	Includes only Interest Expense for the year ended June 30, 2021 and may not agree back to the Statement of Operations, which also may include overdrafts, line of credit fees, and broker interests.

(7)	SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement with the Bank. Each participating Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the Funds collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank as lending agent and the remainder is paid to the Fund(s).

Securities lending income, if any, is disclosed in the Funds’ Statements of Operations and is net of fees retained by the counterparty. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of all securities lending transactions are overnight and continuous.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2021.

			Percentage of Total
Fund	Market Value of Loaned Securities	Market Value of Collateral	Investment Income
High Income *	$8,188,675	$8,351,876	2.58%
Total Return	5,549,058	5,715,468	2.99%

*	Securities collateralized below 102% or 105% for foreign securities. The Trust’s securities lending policies and procedures require that the borrow er: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% or 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% or 105% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102% or 105%.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

The below table shows the collateral held by each Fund at the end of the year.

					Gross Amounts Not Offset in the
					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented in
		of Recognized	Statement of Assets &	the Statement of Assets	Financial	Cash Collateral
Description	Counterparty	Liabilities	Liabilities	& Liabilities	Instruments	Pledged	Net Amount
High Income
Liabilities
Securities Loaned	US Bank	$(8,351,876)	$—	$(8,351,876)	$8,351,876	$—	$—

Total Return
Liabilities
Securities Loaned	US Bank	$(5,715,468)	$—	$(5,715,468)	$5,715,468	$—	$—

(8)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2021, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

		Floating Rate		Total Return	Income	Global
Owner	Insider Income	Income	High Income	Income	Opportunity	Balanced
LPL Financial (1)	—	—	—	—	36%	—
Charles Schwab & Co.(1)	—	—	—	—	—	—
Pershing LLC(1)	25%	—	31%	—	—	—
Raymond James (1)	—	—	—	—	—	33%
Wells Fargo(1)	—	—	—	63%	—	—

(9)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Catalyst Insider Income Fund, Catalyst Enhanced Income Strategy Fund, Catalyst/MAP Global Balanced Fund, Catalyst/CIFC Floating Rate Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, and Catalyst/Stone Beach Income Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Catalyst Insider Income Fund, Catalyst Enhanced Income Strategy Fund, Catalyst/MAP Global Balanced Fund, Catalyst/CIFC Floating Rate Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, and Catalyst/Stone Beach Income Opportunity Fund, each a series of shares of beneficial interest in Mutual Fund Series Trust (the “Funds”), including the schedules of investments, as of June 30, 2021, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2021, and the results of their operations for the year then ended, the changes in their net assets and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Changes in Net Assets and Financial Highlights Presented
Catalyst Insider Income Fund	The statements of changes in net assets for each of the years in the two-year period ended June 30, 2021 and the financial highlights for each of the years in the five-year period ended June 30, 2021
Catalyst Enhanced Income Strategy Fund	The statements of changes in net assets for each of the years in the two-year period ended June 30, 2021 and financial highlights for each of the years in the two-year period ended June 30, 2021 and for the period from December 31, 2018 (commencement of operations) to June 30, 2019
Catalyst/MAP Global Balanced Fund	The statements of changes in net assets for each of the years in the two-year period ended June 30, 2021 and the financial highlights for each of the years in the five-year period ended June 30, 2021
Catalyst/CIFC Floating Rate Income Fund	The statements of changes in net assets for each of the years in the two-year period ended June 30, 2021 and the financial highlights for each of the years in the five-year period ended June 30, 2021
Catalyst/SMH High Income Fund	The statements of changes in net assets for each of the years in the two-year period ended June 30, 2021 and the financial highlights for each of the years in the five-year period ended June 30, 2021
Catalyst/SMH Total Return Income Fund	The statements of changes in net assets for each of the years in the two-year period ended June 30, 2021 and the financial highlights for each of the years in the five-year period ended June 30, 2021
Catalyst/Stone Beach Income Opportunity Fund	The statements of changes in net assets for each of the years in the two-year period ended June 30, 2021 and the financial highlights for each of the years in the five-year period ended June 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Mutual Fund Series Trust since 2006.

Philadelphia, Pennsylvania

August 30, 2021

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LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, each respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended June 30, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

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Consideration and Renewal of the Management Agreement between Catalyst Capital Advisors, LLC and Mutual Fund Series Trust (the “Management Agreement”) with respect to Catalyst Insider Buying Fund (“Catalyst IB”), Catalyst Energy Infrastructure Fund (“Catalyst Energy”), Catalyst Pivotal Growth Fund (“Catalyst PG”), Catalyst/MAP Global Equity Fund (“MAP Global Equity”), Catalyst/MAP Global Balanced Fund (“MAP Global Balanced”), Catalyst/Lyons Tactical Allocation Fund (“Lyons TA”), Catalyst Dynamic Alpha Fund (“Catalyst DA”), Catalyst Systematic Alpha Fund (“Catalyst SA”), Catalyst/Warrington Strategic Program Fund (“Warrington SP”), Catalyst Buffered Shield Fund (“Catalyst BS”), EAVOL NASDAQ-100 Volatility Overlay Fund (“EAVOL Fund”) Catalyst Multi-Strategy Fund (“Catalyst MS”), Catalyst/Millburn Dynamic Commodity Strategy Fund (“Millburn DCS”). Catalyst/Millburn Hedge Strategy Fund (“Millburn HS”), Catalyst/SMH High Income Fund (“SMH High Income”), Catalyst/SMH Total Return Income Fund (“SMH Total Return”), Catalyst/Stone Beach Income Opportunity Fund (“Stone Beach IO”), Catalyst/CIFC Floating Rate Income Fund (“CIFC Floating Rate”), Catalyst Enhanced Income Strategy Fund (“Catalyst EIS”) and Catalyst Insider Income Fund (“Catalyst Insider”) (collectively, the “Catalyst Renewal Funds”).

In connection with a regular meeting held on May 10-11, and May 20, 2021, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the renewal of the Management Agreement between the Trust and Catalyst Capital Advisors, LLC (“Catalyst”), with respect to the Catalyst Renewal Funds.

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement.

The Board reviewed Catalyst’s responses to a series of questions, among other things, the investment performance of each Catalyst Renewal Fund, Catalyst’s services to each Catalyst Renewal Fund, comparative fee and expense information, and Catalyst’s profitability from advising each Catalyst Renewal Fund.

Nature, Extent and Quality of Services. The Board reviewed the updates to Catalyst’s key personnel servicing the Catalyst Renewal Funds and noted that such personnel had in the aggregate, many years of experience in the industry. A Catalyst representative described the roles and responsibilities of various individuals on the management team. The Board noted the addition or pending addition of sub-advisors to several Catalyst Renewal Funds and discussed Catalyst’s supervision and oversight of those sub-advisors. The Board acknowledged that Catalyst monitored the Catalyst Renewal Funds’ administration and fund accounting and coordinated regulatory compliance. The Board observed that Catalyst’s investment committee monitored the Catalyst Renewal Funds’ performance in accordance with their respective investment policies and reviewed such performance against market conditions and relevant benchmarks. A Catalyst representative explained that Catalyst monitored and proactively addressed any issues with performance or the investment strategies of the Catalyst Renewal Funds, reviewed potential changes to investment strategies and implemented any recommended adjustments to the investment policies of the Catalyst Renewal Funds. After further discussion, the Board concluded that Catalyst had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the management agreement, and that the nature, overall quality and extent of the advisory services provided by Catalyst to each Catalyst Renewal Fund were satisfactory. The Board determined that Catalyst had the resources to continue providing high quality service to each Catalyst Renewal Fund and its shareholders.

Performance. The Board reviewed performance reports including each of the Catalyst Renewal Funds as of March 31, 2021 along with information that Catalyst provided in connection with renewing the management agreement. The Board reviewed the performance of each Catalyst Renewal Fund relative to its Morningstar category

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and a peer group selected by Catalyst. The Catalyst Representative noted that 1-year performance numbers reflected the dramatic lows at the beginning of the period. He remarked that the period began with the March 2020 selloff in the market as a result of the COVID-19 pandemic. After discussion, the Board concluded that the performance of each Catalyst Renewal Fund was acceptable.

Catalyst IB—The Board observed that Catalyst IB underperformed its peer group, the Large Growth Morningstar category, and the S&P 500 TR Index across all periods. The Board noted that Catalyst IB was not designed to be a large growth fund and had not always been placed in the Large Growth Morningstar category. The Board discussed Catalyst’s explanation that large growth funds outperformed other equity styles in the past year. The Board reviewed Catalyst’s position that Catalyst IB’s underperformance could be attributed to it being defensive during the first phase of the equity rebound in March and April 2020 and to the drop in the performance of the Fund’s stay-at-home stocks in April 2021.

Catalyst Energy—The Board acknowledged the significant reversal of Catalyst Energy’s performance in the past year and noted that its positive performance surpassed that of its peer group and Morningstar category. A Catalyst representative explained that Catalyst Energy focused its investments in C-corps over master limited partnerships, and that investments in master limited partnerships were generally weak going into March 2020 and ultimately bottomed during that month.

Catalyst PG—The Board observed that Catalyst PG had just began a new investment strategy under a new sub-advisor and that the performance data in the Meeting Materials reflected Catalyst PG’s previous strategy. The Board determined to allow Catalyst PG’s sub-advisor to manage the new investment strategy over a full market cycle.

MAP Global Equity —The Board recognized that despite MAP Global Equity’s positive performance over all periods, it underperformed its peer group, Morningstar category and the MSCI ACWI. The Board discussed Catalyst’s explanation that MAP Global Equity’s focus on value stocks contributed to its underperformance to these benchmarks. The Board noted that when compared to the MSCI ACWI Value Gross Total Return Index, a value-oriented benchmark, MAP Global Equity outperformed over the 3-year, 5-year and since inception periods.

MAP Global Balanced—The Board acknowledged that MAP Global Balanced had positive performance over all periods but underperformed its peer group and the MSCI ACWI over the 1-year, 3-year, 5-year and since inception periods and its Morningstar category over the 1-year, 3-year and 5-year periods. The Board considered Catalyst’s explanation that the key factor in MAP Global Balanced’s underperformance was the outperformance of growth stocks over value stocks. The Board noted that MAP Global Balanced performed more in-line with, but slightly trailed, a blended benchmark of the MSCI ACWI and Merrill Lynch A-AAA 1-3 Year U.S. Corporate Index.

Lyons TA—The Board discussed that Lyons TA outperformed its peer group and the Morningstar category across all periods and outperformed the Lipper Flexible Portfolio Funds Index over the 1-year, 5- year and since inception periods. The Board noted that Catalyst attributed Lyons TA’s underperformance to the S&P 500 Total Return Index across all periods due to its allocation to bonds during the bull market environment of 2019.

Catalyst DA—The Board observed that Catalyst DA underperformed its peer group, Morningstar category and the S&P 500 TR Index across all periods and discussed Catalyst’s explanation that Catalyst DA struggled due to the significant underperformance of high momentum stocks. The Board noted that Catalyst DA only slightly trailed its benchmarks since inception. A Catalyst representative expressed Catalyst’s continued confidence in the sub-advisor’s investment models.

Catalyst SA—The Board acknowledged that Catalyst SA outperformed its peer group and Morningstar category across all periods. The Board noted that Catalyst reasoned that Catalyst SA underperformed the S&P 500 TR Index because Catalyst SA was not designed to outperform equities. The Board recalled that Catalyst SA would soon be adding a sub-advisor to manage a revised investment strategy for a sleeve of Catalyst SA. A Catalyst representative expressed optimism that the addition of the sub-advisor could enhance Catalyst SA’s performance.

Warrington SP—The Board noted that the sub-advisor was engaged by Catalyst to manage Warrington SP in January 2020 and that prior performance data included the performance of a different investment strategy under

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the former portfolio manager. The Board discussed that Catalyst believed Warrington SP performed to its expectations under the sub-advisor’s management and that Warrington SP underperformed its benchmarks for the 1-year period largely because the benchmarks recovered from a significant drawdown as a result of the COVID-19 pandemic while Warrington SP avoided the same drawdown in March 2020.

Catalyst BS—The Board discussed that Catalyst BS outperformed its Morningstar category over the 3-year, 5-year and since inception periods, and outperformed the peer group over the 5-year and since inception periods while performing in line with the peer group for the 3-year period. The Board commented that Catalyst explained that Catalyst BS underperformed its peer group and Morningstar category for the 1-year period because of the market rebound after the March 2020 drawdown. The Board considered Catalyst’s explanation that Catalyst BS trailed the S&P 500 TR Index because Catalyst BS took the first losses when the index was down but tried to limit the maximum downside and lagged the index on the upside because the option strategies generally did not capture the dividend of the underlying equities and acted as a limit on positive returns.

EAVOL Fund—The Board recalled that EAVOL Fund implemented a new investment strategy with a new sub-advisor in October 2020 and that the performance data prior to then included performance of the previous portfolio manager and investment strategy. The Board noted that EAVOL Fund underperformed the NASDAQ- 100 Index since the sub-advisor took over management of EAVOL Fund and discussed Catalyst’s reasoning that that the Volatility Index declined as certain areas of the market became more volatile. The Board considered that Catalyst expressed confidence in the sub-advisor’s abilities and determined the sub-advisor should be permitted to manage EAVOL Fund over a longer time period.

Catalyst MS—The Board reviewed that Catalyst MS outperformed its peer group, Morningstar category, and the BofA U.S. 3-month Treasury Bill TR Index across all periods, and that Catalyst MS outperformed the Credit Suisse Managed Futures Liquid Index over the 1-year, 3-year and 5-year periods while only slightly trailing the same index over the since inception period.

Millburn DCS—The Board remarked that Millburn DCS underperformed its peer group, Morningstar categories and the S&P 500 TR Index with less than satisfactory performance. The Board discussed that a new sub-advisor and a revised investment strategy was proposed for Millburn DCS.

Millburn HS—The Board acknowledged that Millburn HS outperformed its peer group and Morningstar category across all time periods, while underperforming the S&P 500 TR Index across all periods. The Board noted Catalyst’s rationale that Millburn HS was not expected to outperform the long only equity benchmark during extreme bull markets.

SMH High Income—The Board discussed that SMH High Income outperformed its peer group and Morningstar category over the 1-year, 3- year and 5- year periods, while outperforming the BofA Merrill Lynch U.S. Cash Pay High Yield Index over the 1-year and 5-year periods and performing in-line with the same index over the 3-year period.

SMH Total Return—The Board discussed that SMH Total Return outperformed its peer group, Morningstar Category and the BofA Merrill Lynch U.S. Cash Pay High Yield Index over the 1-year, 3-year and 5-year periods while outperforming a blended index of the S&P 500 TR Index and BofA Merrill Lynch U.S. Cash Pay High Yield Index over the 1-year and 5 year periods.

Stone Beach IO—The Board noted that Stone Beach IO outperformed its peer group and Morningstar category over the 3- year and since inception periods. The Board recognized that Stone Beach IO outperformed the Bloomberg Barclays MBS Index over the 1-year, 5-year and since inception periods. A Catalyst representative informed the Board that Stone Beach IO underperformed the peer group and Morningstar category over the 1-year period because of higher-than-expected prepayments on positions held by Stone Beach IO due to historically low mortgage rates.

CIFC Floating Rate—The Board remarked that CIFC Floating Rate slightly trailed its peer group for the 1-year period, but otherwise outperformed its peer group, Morningstar category and the S&P LSTA US Leveraged Loan 100 Index across all other time periods.

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Catalyst EIS—The Board noted that Catalyst EIS performed in line with its peer group over the 1-year period while outperforming its peer group over the since inception period and outperforming the Morningstar categories and Barclays US Aggregate Bond Index across both time periods.

Catalyst Insider—The Board acknowledged that Catalyst Insider outperformed the Short-Term Bond Morningstar category and the Barclays 1-3 Year U.S. Government/Credit Index across all time periods and outperformed the Barclays US Aggregate Bond Index over the 1-year, 3-year and 5-year periods. The Board discussed that Catalyst Insider underperformed the High Yield Bond Morningstar category across all periods. The Board reviewed Catalyst’s explanation that high yield bonds performed very well in the past year after their rebound from the March 2020 lows.

Fees and Expenses. The Board reviewed the management fee for each Catalyst Renewal Fund, and the average fees charged by each Catalyst Renewal Fund’s peer group and Morningstar category. The Board considered the allocation of the management fee to pay each sub-advisory fee compared to the allocation of duties between Catalyst and each sub-advisor of the Catalyst Renewal Funds managed by a sub- advisor. The Board acknowledged that the fee allocation between Catalyst and each sub-advisor was the result of arm’s length negotiations and determined that the allocations were appropriate. After further discussion, the Board concluded that the management fee for each Catalyst Renewal Fund was not unreasonable.

Catalyst IB—The Board observed that Catalyst IB’s management fee was higher than the averages and medians of its peer group and Morningstar category, but lower than the highs of each. The Board remarked that Catalyst IB’s net expense ratio was higher than the averages and medians of its peer group and Morningstar category, but significantly lower than the highs of each.

Catalyst Energy—The Board reviewed Catalyst Energy’s management fee and noted that it was equal to the high of its peer group and Morningstar category. The Board discussed that Catalyst Energy’s net expense ratio was lower than the average and median of its Morningstar category and on par with the average of its peer group. The Board considered the specialized nature of the investment strategy.

Catalyst PG—The Board stated that although the management fee for Catalyst PG was higher than the median and average of its Morningstar category, it was on par with the median of its peer group. The Board observed that Catalyst PG’s net expense ratio was the high of its peer group but well-below the high of its Morningstar category.

MAP Global Equity—The Board commented that MAP Global Equity’s management fee was higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. The Board noted that MAP Global Equity’s net expense ratio was lower than the peer group average and median and below the high of the Morningstar category.

MAP Global Balanced—The Board recognized that MAP Global Balanced’s management fee was the high of its peer group but well below the high of its Morningstar category. The Board discussed that MAP Global Balanced’s net expense ratio was in line with the averages of its peer group and Morningstar category.

Lyons TA—The Board discussed that the management fee for Lyons TA was the high of its peer group, but lower than the high of the Morningstar category. The Board noted that the net expense ratio for Lyons TA was lower than the medians and averages of its peer group and Morningstar category.

Catalyst DA—The Board observed that Catalyst DA’s management fee was higher than the averages and medians of its peer group and Morningstar category, but lower than the highs of each. The Board noted that Catalyst DA’s net expense ratio was lower than the average of its peer group.

Catalyst SA—The Board noted that Catalyst SA’s management fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but below the highs of each.

Warrington SP—The Board noted that Warrington SP’s management fee was higher than the averages and medians of its peer group and the Managed Futures Morningstar category, but lower than the highs of each, and was the high of the Options Based Morningstar category. The Board reviewed Warrington SP’s net expense ratio

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and noted that it was the high of its peer group and the Options Based Morningstar category, but well below the high of the Managed Futures Morningstar category.

Catalyst BS—The Board noted that although Catalyst BS’s management fee was higher than the medians and averages of its peer group and Morningstar category, it was significantly lower than the highs of each. The Board discussed that Catalyst BS’s net expense ratio was lower than the average of its peer group.

EAVOL Fund—The Board recognized that EAVOL Fund’s management fee and net expense ratios were higher than the medians and averages of its peer group and Morningstar category, but remarked that both were significantly below the highs of each.

Catalyst MS—The Board recognized that Catalyst MS’s management fee was higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board discussed that Catalyst MS’s net expense ratio was the high of its peer group but lower than the high of its Morningstar category.

Millburn DCS—The Board discussed that the management fee for Millburn DCS was lower than the high of its peer group, lower than the high of the Commodities Broad Basket Morningstar category, and well below the high of the Managed Futures Morningstar category. The Board noted that the net expense ratio for Millburn DCS was the high of the Commodities Broad Basket Morningstar category, but well below the high of its peer group and the Managed Futures Morningstar category. The Board reviewed Catalyst’s explanation that the management fee for Millburn DCS was the high of the Commodities Broad Basket Morningstar category because unlike most funds in the category, Millburn DCS implemented a hedging component within its investment strategy.

Millburn HS—The Board considered that Millburn HS’s management fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each.

SMH High Income—The Board reviewed SMH High Income’s management fee and noted that it was higher than the averages and medians of its peer group and Morningstar category, but significantly lower than the highs of each. The Board noted that the net expense ratio for SMH High Income was below the average net expense ratio of its peer group.

SMH Total Return—The Board acknowledged that SMH Total Return’s management fee was higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. The Board noted that SMH Total Return’s net expense ratio was the high of its peer group and Morningstar category.

Stone Beach IO—The Board acknowledged that Stone Beach IO’s management fee was the highest of its peer group but lower than the high of its Morningstar category. The Board remarked that Stone Beach IO’s net expense ratio was lower than the average of its peer group. The Board discussed that Stone Beach IO had a complex investment strategy that required extensive oversight.

CIFC Floating Rate—The Board remarked that the management fee for CIFC Floating Rate was the high of its peer group and Morningstar category and that its net expense ratio, although higher than the averages and medians of its peer group and Morningstar category, was lower than the highs of each. The Board considered that CIFC Floating Rate was actively managed and that its portfolio consisted of bank loans and high yield loans, and the fee was comparable to high yield funds. The Board acknowledged that CIFC Floating Rate’s net advisory fee, after fee waiver, was significantly lower than the median and average advisory fees of its peer group and Morningstar category.

Catalyst EIS—The Board recognized that Catalyst EIS’s management fee was the high of its peer group, the Nontraditional Bond Morningstar category and the Multisector Bond Morningstar category. The Board discussed that Catalyst EIS’s net expense ratio was below the average and median of its peer group. The Board considered that Catalyst EIS’s portfolio management team was active in trading and making markets as well as hedging against various risks and that other funds with a similar specialized strategy pay the same fee.

Catalyst Insider—The Board discussed that Catalyst Insider’s management fee was on par with the average of its peer group and below the high of the Short-Term Bond and High Yield Bond Morningstar categories. The Board

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noted that Catalyst Insider’s net expense ratio was lower than the average of its peer group and on par with the average of the High-Yield Bond Morningstar category.

Profitability. The Board discussed Catalyst’s profitability from its relationship with each Catalyst Renewal Fund based on the information that Catalyst provided, including soft dollar benefits, and reimbursement received by Catalyst from certain of the Catalyst Renewal Funds for distribution expenses pursuant to the Trust’s Rule 12b-1 plans. The Board noted that Catalyst was managing Catalyst PG, Catalyst SA, Catalyst MS and Catalyst Insider at a loss and therefore concluded that excessive profitability of Catalyst with respect to those Funds was not an issue at this time.

The Board acknowledged that, for all of the other Catalyst Renewal Funds, profits were used to compensate the owner personnel of Catalyst that provided management services to the particular Catalyst Renewal Fund. The Board recognized that Catalyst’s profits would be reduced if those payments were taken into account. The Board discussed that Catalyst earned a marginal profit from its management agreement with the Trust for EAVOL Fund and a modest profit from its management agreement with the Trust for MAP Global Balanced, SMH High Income and SMH Total Return.

The Board observed that Catalyst earned a reasonable profit from managing Catalyst IB, Catalyst Energy, MAP Global Equity, Lyons TA, Catalyst DA, Warrington SP, Catalyst BS, Millburn DCS, Millburn HS, Stone Beach IO, CIFC Floating Rate and Catalyst EIS. The Board discussed that Catalyst’s profit margins for each of these Catalyst Renewal Funds were well-within the industry norms for strategies similar to the particular Catalyst Renewal Fund. The Board determined Catalyst’s profitability for each Catalyst Renewal Fund that resulted in a profit to Catalyst was not excessive.

Economies of Scale. The Board noted that the management agreement did not contain breakpoints reducing the fee rate on assets above specified levels, but that shareholders of most Catalyst Renewal Funds had benefitted from the respective Catalyst Renewal Fund’s expense limitation. The Board agreed that breakpoints may be an appropriate way for Catalyst to share economies of scale with a Catalyst Renewal Fund and its shareholders if the Catalyst Renewal Fund experienced significant growth in assets. The Board noted that no Catalyst Renewal Fund had reached such levels and agreed to revisit the issue of breakpoints at the Management Agreement’s next renewal.

Conclusion. Having requested and received such information from Catalyst as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Management Agreement was in the best interests of each Catalyst Renewal Fund and its respective shareholders.

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Consideration and Renewal of the Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Managed Asset Portfolios, LLC with respect to the Catalyst/MAP Global Equity Fund and Catalyst/MAP Global Balanced Fund

In connection with a meeting held on May 10, 11 and May 20, 2021 the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Managed Asset Portfolios, LLC (“MAP”) with respect to Catalyst/MAP Global Equity Fund (“MAP Global Equity”) and Catalyst/MAP Global Balanced Fund (“MAP Global Balanced”, and together with MAP Global Equity, the “MAP Funds”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Board reviewed MAP’s responses to a series of questions regarding, among other things, MAP’s services provided to the MAP Funds, comparative fee and expense information, and MAP’s profitability from managing the MAP Funds.

Nature, Extent and Quality of Services. The Board discussed that MAP’s investment team had worked together for over 20 years and that MAP attributed its reputation and longevity to the passion and commitment of its team. The Board commented that MAP was independent and employee-owned, which allowed MAP to deliver objective, unbiased investment advice to its clients. The Board noted that MAP used a variety of sources and investment techniques to generate investment ideas and monitor portfolio holdings. The Board reviewed MAP’s risk mitigation policies and procedures and its use of monthly and quarterly checklists to monitor compliance with the MAP Funds’ investment limitations. The Board remarked that MAP strove to achieve a margin of safety when executing the MAP Funds’ investment strategies by seeking investments with low price-to-earnings ratios, low price-to-sales ratios, and low price-to-book ratios to mitigate the potential downside risk. The Board observed there were no material litigation or compliance issues reported since the Sub-Advisory Agreement’s last renewal. The Board noted MAP selected its broker dealers on the basis of best execution and reviewed its best execution tests quarterly. The Board concluded that MAP had the potential to continue providing high quality service to the MAP Funds.

Performance. The Board reviewed the performance of each MAP Fund relative to its peer group and Morningstar category. After discussion, the Board concluded that the performance of each MAP Fund was acceptable.

MAP Global Equity—The Board recognized that despite MAP Global Equity’s positive performance over all periods, it underperformed its peer group, Morningstar Category and the MSCI ACWI. The Board discussed the advisor’s explanation that MAP Global Equity’s focus on value stocks contributed to its underperformance to these benchmarks. The Board noted that when compared to the MSCI ACWI Value Gross Total Return Index, a value-oriented benchmark, MAP Global Equity outperformed over the 3-year, 5-year and since inception periods.

MAP Global Balanced—The Board acknowledged that MAP Global Balanced had positive performance over all periods but underperformed its peer group and the MSCI ACWI over the 1-year, 3-year, 5-year and since inception periods and its Morningstar category over the 1-year, 3-year and 5-year periods. The Board considered the advisor’s explanation that the key driver in MAP Global Balanced’s underperformance was the outperformance of growth stocks over value stocks. The Board noted that MAP Global Balanced performed more in-line with, but slightly trailed, a blended benchmark of the MSCI ACWI and Merrill Lynch A-AAA 1-3 Year U.S. Corporate Index.

Fees and Expenses. The Board noted that Catalyst charged a management fee of 1.00% for each MAP Fund and that 50% of each MAP Fund’s net management fee was paid to MAP by Catalyst. The Board acknowledged that MAP’s sub-advisory fee for each MAP Fund was equal to or lower than the fees MAP charged to its other client accounts with similar strategies. The Board discussed the allocation of fees between the advisor and MAP relative

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to their respective duties and other factors and agreed the allocation for each MAP Fund was appropriate. The Board concluded that the sub-advisory fee received by MAP for each MAP Fund was not unreasonable.

Profitability. The Board considered MAP’s profitability in connection with each MAP Fund. The Board noted that MAP was sub-advising both MAP Funds at a loss. The Board concluded that excessive profitability was not an issue for MAP with respect to either MAP Fund at this time.

Economies of Scale. The Board considered whether MAP had realized economies of scale with respect to the sub-advisory services provided to each MAP Fund. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub- advisory expense. The Board concluded that, based on the current size of each MAP Fund, it was unlikely that MAP was benefitting from any material economies of scale.

Conclusion. Having requested and received such information from MAP as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between Catalyst and MAP, and as assisted by the advice of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of each MAP Fund and its respective shareholders.

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Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and CIFC Investment Management, LLC with respect to the Catalyst/CIFC Floating Rate Income Fund

In connection with a meeting held on May 10- 11, and May 20, 2021 the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and CIFC Investment Management, LLC (“CIFC”), with respect to the Catalyst/CIFC Floating Rate Income Fund (“CIFC Floating Rate”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Board reviewed CIFC’s responses to a series of questions regarding, among other things, the investment performance of CIFC Floating Rate, CIFC’s services provided to CIFC Floating Rate, comparative fee, and expense information, and CIFC’s profitability from managing CIFC Floating Rate.

Nature, Extent and Quality of Services. The Board noted that CIFC’s personnel had many years of industry experience with excellent credentials and professional backgrounds. The Board discussed that CIFC’s investment process was a collaboration of investment research and portfolio management and trading. The Board observed that the investment research team conducted deep, disciplined due diligence on each potential investment to proactively make investment recommendations and monitored existing credit investments to identify, manage and mitigate risk. It noted that CIFC’s investment team was organized along industry sectors with analysts having specific expertise in the industry they covered. The Board reviewed CIFC’s process for monitoring compliance with CIFC Floating Rate’s investment limitations, which included hardcoding investment restrictions into CIFC’s portfolio management system. The Board discussed that CIFC ensured best execution of its broker-dealers with a review and approval process overseen by the chief information officer or chief operating officer. The Board noted that CIFC had no material compliance issues or litigation matters since the Sub-Advisory Agreement’s last renewal. After further discussion, the Board concluded that CIFC had the potential to continue providing high quality service to CIFC Floating Rate.

Performance. The Board remarked that CIFC Floating Rate slightly trailed its peer group for the 1-year period, but otherwise outperformed its peer group, Morningstar category and the S&P LSTA US Leveraged Loan 100 Index across all other time periods. The Board noted that CIFC Floating Rate’s performance was satisfactory.

Fees and Expenses. The Board noted that Catalyst charged a management fee of 1.00% for CIFC Floating Rate and that 50% of CIFC Floating Rate’s net management fee was paid by Catalyst to CIFC. The Board recognized that CIFC’s sub-advisory fee for CIFC Floating Rate was comparable to the fee CIFC charged to its other clients. The Board discussed the allocation of fees between Catalyst and CIFC relative to their respective duties and other factors and agreed the allocation for CIFC Floating Rate was appropriate. The Board concluded that the sub-advisory fee received by CIFC for managing CIFC Floating Rate was not unreasonable.

Profitability. The Board remarked that CIFC earned a modest profit from sub-advising CIFC Floating Rate. After further discussion, the Board determined that CIFC’s profit in connection with CIFC Floating Rate was not excessive.

Economies of Scale. The Board considered whether CIFC had realized economies of scale with respect to the sub-advisory services provided to CIFC Floating Rate. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of CIFC Floating Rate, it was unlikely that CIFC was benefitting from any economies of scale that warranted a change in the total management fee or the sub-advisory fee.

Conclusion. Having requested and received such information from CIFC as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between Catalyst and CIFC, and as assisted by the advice of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of CIFC Floating Rate and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2021

Consideration and Renewal of the Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and SMH Capital Advisors, LLC with respect to the Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Fund.

In connection with a meeting held on May 10-11, and May 20, 2021 the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and SMH Capital Advisors, LLC (“SMHCA”), with respect to Catalyst/SMH High Income Fund (“SMH High Income”) and Catalyst/SMH Total Return Fund (“SMH Total Return” and together with SMH High Income, the “SMH Funds”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Board reviewed SMHCA’s responses to a series of questions, among other things, the investment performance of each SMH Fund, SMHCA’s services to each SMH Fund, comparative fee and expense information, and SMHCA’s profitability from sub-advising each SMH Fund.

Nature, Extent and Quality of Services. The Board acknowledged the long history of SMHCA and the experience and consistency of SMHCA’s key personnel. The Board noted that SMHCA provided research, portfolio modeling and execution for the SMH Funds. The Board reviewed the processes through which SMHCA made investment decisions and its policies for mitigating potential risks, including its use of trading and portfolio management software to keep each SMH Fund’s allocations in compliance with the respective Fund’s investment strategy. The Board observed that the SMH Funds’ portfolio holdings were continuously reviewed on an ad hoc basis and were formally reviewed at least annually by the chief compliance officer to ensure compliance with investment restrictions and guidelines set forth in the Funds’ prospectus. The Board commented that SMHCA directed buy and sell orders to brokers that provided best execution. The Board noted that SMHCA reported no litigation or compliance issues since the sub-advisory agreement’s last renewal. The Board concluded that SMHCA had the ability to continue providing high quality service to each SMH Fund.

Performance. The Board reviewed the performance of each SMH Fund relative to its peer group and Morningstar category. After discussion, the Board concluded that the performance of each SMH Fund was acceptable.

SMH High Income—The Board discussed that SMH High Income outperformed its peer group and Morningstar category over the 1-year, 3-year and 5- year periods, while outperforming the BofA Merrill Lynch U.S. Cash Pay High Yield Index over the 1-year and 5-year periods and performing in-line with the same index over the 3-year period.

SMH Total Return—The Board discussed that SMH Total Return outperformed its peer group, Morningstar category and the BofA Merrill Lynch U.S. Cash Pay High Yield Index over the 1-year, 3-year and 5-year periods while outperforming a blended index of the S&P 500 TR Index and BofA Merrill Lynch U.S. Cash Pay High Yield Index over the 1-year and 5-year periods.

Fees and Expenses. The Board noted that Catalyst charged a management fee of 1.00% for each SMH Fund and that 50% of each SMH Fund’s net management fee was paid by Catalyst to SMHCA. The Board recognized that SMHCA’s sub-advisory fee for each SMH Fund was comparable to, or lower than, the fees SMHCA charged to its other clients. The Board discussed the allocation of fees between the advisor and SMHCA relative to their respective duties and other factors and agreed the allocation for each SMH Fund was appropriate. The Board concluded that the sub-advisory fee received by SMHCA for each SMH Fund was not unreasonable.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2021

Profitability. The Board commented that SMHCA earned a modest profit from sub-advising each of the SMH Funds. The Board concluded that SMHCA’s profitability for each SMH Fund was not excessive.

Economies of Scale. The Board considered whether SMHCA had realized economies of scale with respect to the sub-advisory services provided to each SMH Fund. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of each SMH Fund, it was unlikely that SMHCA was benefitting from any meaningful economies of scale.

Conclusion. Having requested and received such information from SMHCA as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between Catalyst and SMHCA, and as assisted by the advice of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of each SMH Fund and its respective shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2021

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36N New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	52	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016; Trustee of M3Sixty Funds Trust since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 36N New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	38	Trustee of Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Retired Faculty Member Technical Career Institutes, from 1991 to 2017.	38	Trustee of Variable Insurance Trust since 2010

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2021

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board and President	Trustee since 7/2006; President since 2/2012	President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012- present; Managing Member, MFund Services LLC, 1/2012 – Present; CEO, Catalyst Capital International, LLC 2017- present; President, USA Mutuals, Inc., 3/2011 to 7/2016; President, Cross Sound LLC, 6/11 to 7/2016; CEO, Catalyst International Advisors LLC, 11/2019 to present; CEO, Insights Media LLC, 11/2019 to present; CEO, MFund Management LLC, 11/2019 to present.	38	Variable Insurance Trust since 2010

Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A

Aaron Smith 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017. Manager - Fund Administration, Gemini Fund Services, LLC, 2012-2017.	N/A	N/A

Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A

Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC & Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to present; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present; COO, AlphaCentric Advisors LLC, since 1/2021.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

CATALYST FUNDS
INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/21) and held for the entire period through 06/30/21.

Actual Expenses

The “Actual” columns of the table below provides information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns of the table provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning
	Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio	01/01/21	Value 06/30/21	During Period *	Value 06/30/21	During Period *
Catalyst Insider Income Fund - Class A	1.00%	$1,000.00	$1,016.60	$5.00	$1,019.84	$5.01
Catalyst Insider Income Fund - Class C	1.75%	1,000.00	1,012.90	8.73	1,016.12	8.75
Catalyst Insider Income Fund - Class I	0.75%	1,000.00	1,017.80	3.75	1,021.08	3.76
Catalyst Enhanced Income Strategy Fund - Class A	1.75%	1,000.00	1,029.30	8.81	1,016.12	8.75
Catalyst Enhanced Income Strategy Fund - Class C	2.50%	1,000.00	1,025.10	12.55	1,012.40	12.47
Catalyst Enhanced Income Strategy Fund - Class I	1.50%	1,000.00	1,030.50	7.55	1,017.36	7.50
Catalyst/MAP Global Balanced Fund - Class A	1.22%	1,000.00	1,065.10	6.25	1,018.74	6.11
Catalyst/MAP Global Balanced Fund - Class C	1.97%	1,000.00	1,060.50	10.06	1,015.03	9.84
Catalyst/MAP Global Balanced Fund - Class I	0.97%	1,000.00	1,066.30	4.97	1,019.98	4.86
Catalyst/CIFC Floating Rate Income Fund - Class A	1.15%	1,000.00	1,023.70	5.77	1,019.09	5.76
Catalyst/CIFC Floating Rate Income Fund - Class C	1.90%	1,000.00	1,020.10	9.52	1,015.37	9.49
Catalyst/CIFC Floating Rate Income Fund - Class I	0.90%	1,000.00	1,024.90	4.52	1,020.33	4.51
Catalyst/SMH High Income Fund - Class A	1.48%	1,000.00	1,086.70	7.66	1,017.46	7.40
Catalyst/SMH High Income Fund - Class C	2.23%	1,000.00	1,080.10	11.50	1,013.74	11.13
Catalyst/SMH High Income Fund - Class I	1.23%	1,000.00	1,085.30	6.36	1,018.70	6.16
Catalyst/SMH Total Return Income Fund - Class A	1.58%	1,000.00	1,210.80	8.66	1,016.96	7.90
Catalyst/SMH Total Return Income Fund - Class C	2.33%	1,000.00	1,206.90	12.75	1,013.24	11.63
Catalyst/SMH Total Return Income Fund - Class I	1.33%	1,000.00	1,210.30	7.29	1,018.20	6.66
Catalyst/Stone Beach Income Opportunity Fund - Class A	1.58%	1,000.00	975.00	7.74	1,016.96	7.90
Catalyst/Stone Beach Income Opportunity Fund - Class C	2.33%	1,000.00	971.40	11.39	1,013.24	11.63
Catalyst/Stone Beach Income Opportunity Fund - Class I	1.33%	1,000.00	976.30	6.52	1,018.20	6.66

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

**	Annualized expense ratio does not include interest expenses or dividend expenses.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-844-223-8637

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

MUTUAL FUND SERIES TRUST
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

MANAGER
Catalyst Capital Advisors, LLC
53 Palmeras Street, Suite 601
San Juan, PR 00901

ADMINISTRATOR
Gemini Fund Services LLC
80 Arkay Dr. Suite 110
Hauppauge, NY 11788

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the SEC’s website at http://www.sec.gov.

CatalystIncome-AR21

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2021	2020
Catalyst Insider Income	13,000	12,250
Catalyst/MAP Global Balanced Fund	13,500	12,750
Catalyst/CIFC Floating Rate Income Fund	13,000	12,250
Catalyst/SMH High Income Fund	13,000	12,250
Catalyst/SMH Total Return Income Fund	13,000	12,250
Catalyst/Stone Beach Income Opportunity Fund	15,000	15,000
Catalyst Enhanced Income Strategy Fund	15,000	12,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2021	2020
Catalyst Insider Income	2,000	2,000
Catalyst/MAP Global Balanced Fund	2,000	2,000
Catalyst/CIFC Floating Rate Income Fund	2,000	2,000
Catalyst/SMH High Income Fund	2,000	2,000
Catalyst/SMH Total Return Income Fund	2,000	2,000
Catalyst/Stone Beach Income Opportunity Fund	2,000	2,000
Catalyst Enhanced Income Strategy Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2021, and 2020 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2021 and 2020, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-ENDED MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi __________
President
Date: September 03, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: September 03, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: September 03, 2021